    As filed with the Securities and Exchange Commission on April 28, 2006

                                              Securities Act File No. 333-15881
                                      Investment Company Act File No. 811-07917
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A


             Registration Statement Under The Securities Act of 1933     [X]

                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 20                 [X]

         Registration Statement Under the Investment Company Act of 1940 [X]

                                Amendment No. 21                         [X]


                               -----------------

                       WILSHIRE VARIABLE INSURANCE TRUST
              (Exact Name of Registrant as Specified in Charter)

                               -----------------

                         1299 Ocean Avenue, Suite 700
                            Santa Monica, CA 90401
         (Address of Principal Executive offices, including zip code)

      Registrant's Telephone Number, including Area Code: (310) 451-3051

                               -----------------

                Name and Address of
                  Agent for Service:
                   Lawrence Davanzo             Copy To:
                     c/o Wilshire           Cathy G. O'Kelly
                Associates Incorporated Vedder, Price, Kaufman &
              1299 Ocean Avenue, Suite        Kammholz, PC
                         700            222 North LaSalle Street
               Santa Monica, CA 90401      Chicago, IL 60601

                               -----------------

   It is proposed that the filing will become effective:

    [_]immediately upon filing pursuant to paragraph (b)


    [X]on May 1, 2006 pursuant to paragraph (b)


    [_]60 days after filing pursuant to paragraph (a)(1)

    [_]on ______ pursuant to paragraph (a)(1)

    [_]75 days after filing pursuant to paragraph (a)(2)

    [_]on ______ pursuant to paragraph (a)(2) of Rule 485

================================================================================

Prospectus                         WILSHIRE                         May 1, 2006

                               VARIABLE INSURANCE TRUST

                                  Equity Fund
                                 Balanced Fund
                                  Income Fund
                          Short-Term Investment Fund
                             Small Cap Growth Fund
                           International Equity Fund
                           Socially Responsible Fund
                             2010 Aggressive Fund
                              2010 Moderate Fund
                            2010 Conservative Fund
                              2015 Moderate Fund
                              2025 Moderate Fund
                              2035 Moderate Fund
                              2045 Moderate Fund


       Shares of Wilshire Variable Insurance Trust are sold only as the underlying investment for variable annuity contracts issued by insurance companies.


                       Wilshire Variable Insurance Trust

                         1299 Ocean Avenue, Suite 700
                            Santa Monica, CA 90401



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

   TABLE OF CONTENTS                                                    Page
   Summary.............................................................   4
      Equity Fund......................................................   4
      Balanced Fund....................................................   5
      Income Fund......................................................   6
      Short-Term Investment Fund.......................................   8
      Small Cap Growth Fund............................................   9
      International Equity Fund........................................  10
      Socially Responsible Fund........................................  12
      2010 Aggressive Fund.............................................  13
      2010 Moderate Fund...............................................  14
      2010 Conservative Fund...........................................  15
      2015 Moderate Fund...............................................  17
      2025 Moderate Fund...............................................  18
      2035 Moderate Fund...............................................  19
      2045 Moderate Fund...............................................  20
   Fund Performance History............................................  22
   More About Risks....................................................  31
   Types of Investments and Associated Risks...........................  34
   The Fund of Funds Structure.........................................  37
   Management..........................................................  38
      Investment Adviser...............................................  38
      The Subadvisers..................................................  40
   Distribution Plans..................................................  45
   Purchases and Redemptions...........................................  45
      Redemption of Equity Fund Shares by Existing Public Shareholders.  46
      Systematic Cash Withdrawal Plan..................................  46
      Customer Identification Program..................................  46
      Short-Term and Excessive Trading.................................  47
   Dividends, Distributions and Federal Taxes..........................  48
   Financial Highlights................................................  49
      Equity Fund......................................................  49
      Balanced Fund....................................................  50
      Income Fund......................................................  51
      Short-Term Investment Fund.......................................  52
      Small Cap Growth Fund............................................  53
      International Equity Fund........................................  54
      Socially Responsible Fund........................................  55
   Other Information...................................................  56
      Public Shareholder Communications................................  56
      Shareholders' Inquiries..........................................  56
      Additional Information...........................................  56

                                    SUMMARY

Wilshire Associates Incorporated ("Wilshire") serves as the investment adviser to the Wilshire Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") and is made up of a series of portfolios (each a "Fund" and collectively, the "Funds"). In its oversight of the investment program of the Funds, Wilshire may manage the Funds directly or select investment managers as subadvisers to manage each Fund's assets. If Wilshire selects subadvisers, Wilshire will determine the allocation of each Fund's assets among those selected subadvisers. Wilshire selects subadvisers based upon a due diligence process that focuses on, but is not limited to, the managers' philosophy and process, people and organization, resources and performance. Wilshire has discretion to select, retain and discharge the subadvisers with approval from the Trust's Board of Trustees. Wilshire may take these actions with respect to subadvisers at any time without shareholder approval.

                                  Equity Fund

Investment Objective: The Equity Fund seeks long-term capital growth. As a secondary objective, the Equity Fund seeks conservation of principal and production of income.

Main Investment Strategies: The Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Equity Fund ordinarily invests in common stocks of domestic companies. These companies vary in size and operating history, they may or may not be listed on a stock exchange and they may be in any industry. On average, the Fund will have a value-bias, generally exhibiting an average price to earnings ratio lower than, and an average dividend yield higher than, that of the market as measured by the S&P 500. The Equity Fund may also invest in preferred stocks. Additionally, up to 10% of the Equity Fund's assets may be invested in U.S. dollar-denominated securities of foreign issuers, including common stock, preferred stock, convertible securities and American Depository Receipts. Included within the definition of "domestic companies" are companies that are not incorporated in the U.S. but have one or more of the following attributes: principal place of business in the U.S.; substantial portion of income derived from activities in the U.S.; equity securities traded on a major U.S. stock exchange or included in a recognized index of U.S. stocks; or complies with U.S. accounting standards. Thus, securities of such issuers are not subject to the 10% limitation on securities of foreign issuers.


Currently, Wilshire has retained Alliance Bernstein L.P. ("AllianceBernstein"), Mellon Equity Associates, LLP ("Mellon Equity") and Wellington Management Company, LLP ("Wellington Management") to manage the Equity Fund. The basic investment philosophy of each subadviser is described below.

In managing its portion of the Equity Fund, AllianceBernstein uses traditional methods of stock selection -- research and analysis -- to identify undervalued stocks. In addition, AllianceBernstein employs quantitative valuation tools to identify attractive stocks and the most opportune time to purchase them.


Mellon Equity believes that stock returns are a function of a security's exposure to numerous fundamental factors that move in and out of favor over time. By emphasizing those stocks with favorable attributes and de-emphasizing those without, Mellon Equity seeks to purchase the better performing stocks within a sector and attempts to neutralize risk through a well diversified portfolio construction.

Wellington Management employs a conservative approach to investing in large capitalization, quality companies which it believes have long-term growth potential. Using a blend of top-down sector analysis and bottom-up security selection, Wellington Management's growth and income style emphasizes fundamental analysis in security selection, and attempts to identify long lasting broad themes based on demographic trends, technological changes and political and social developments. Wellington Management will look to sell a security when downside risk equals upside potential, when a decreasing trend of earnings growth is exhibited, or when excessive valuations are realized.

Under normal circumstances, the Equity Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if a subadviser determines that market conditions warrant, the Equity Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from market upswings, thus reducing the Equity Fund's ability to achieve its investment objective.


Main Risks of Investing: Since the Equity Fund invests most of its assets in common stocks, one of the primary risks is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock, or general economic and market conditions. More information about the risks of investing in the Equity Fund is located in the sections entitled "More About Risks" on page 31 and "Types of Investments and Associated Risks" on page 34. There can be no assurance that the Equity Fund will meet its investment objective. The Equity Fund's returns will vary, and you could lose money by investing in the Equity Fund.


                                 Balanced Fund

Investment Objective: The Balanced Fund seeks to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

Main Investment Strategies: The Balanced Fund operates under a fund of funds structure. The Balanced Fund invests substantially all of its assets in other Funds of the Trust ("Underlying Funds). Specifically, the Underlying Funds of the Balanced Fund are the Equity Fund and Income Fund. In addition, the Balanced Fund may also invest in certain individual securities, including money market instruments and U.S. government securities.

The "Main Investment Strategies" sections for the Equity Fund and Income Fund include descriptions of the types of stocks and bonds in which those Funds are permitted to invest.

Wilshire allocates the Balanced Fund's assets between shares of the Equity Fund and Income Fund. This allocation is intended to reduce the volatility of investment returns and provide the potential for higher long-term total returns than investing solely in the Equity Fund or Income Fund, respectively. As a matter of investment policy, 50% to 75% of the Balanced Fund's total assets will be invested in the Equity Fund and 25% to 50% of the value of its assets will be invested in the Income Fund. Under normal circumstances, the target asset mix is 60% to the Equity Fund and 40% to the Income Fund. The mix of assets is regularly adjusted between the Equity Fund and the Income Fund to maintain policy targets. Major changes in the investment mix may occur several times within a year or over several years, depending upon market and economic conditions. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. For more information, see "The Fund of Funds Structure" on page 37.


Under normal circumstances, the Balanced Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the Balanced Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from market upswings, thus reducing the Balanced Fund's ability to achieve its investment objective.


An investor in the Balanced Fund should understand that alternatively he or she could allocate investments directly to the Equity Fund and Income Fund. By investing indirectly in the Equity Fund and the Income Fund through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund (such as operating costs), but also, indirectly, similar expenses of the Underlying Funds. However, shareholders of the Balanced Fund will not be subject to duplicative advisory or distribution (12b-1) fees as a result of the fund of funds arrangement, as discussed under "Management" on page 38.

Main Risks of Investing: By investing in the Balanced Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Equity Fund and Income Fund. Such risks are described under the "Main Risks of Investing" section for each of the Equity Fund and the Income Fund. More information about the risks of investing in the Balanced Fund is located in the sections entitled "More About Risks" on page 31 and "Types of Investments and Associated Risks" on page 34. There can be no assurance that the Balanced Fund will meet its investment objective. The Balanced Fund's returns will vary, and you could lose money by investing in the Balanced Fund.


                                  Income Fund

Investment Objective: The Income Fund seeks to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle.

Main Investment Strategies: The Income Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These securities are primarily U.S. investment grade fixed income securities, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities.

The Income Fund invests at least 75% of its total assets in:

   . investment grade publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody's or by S&P at the time of purchase)

   .  securities issued or guaranteed by the U.S. Government or its agencies

   . high quality commercial paper (within the two highest grades as determined by both Moody's and S&P), repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

   . high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the three highest ratings as determined by Moody's or S&P at the time of purchase and to 15% of the Income Fund's total assets)

   . highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the highest rating as determined by Moody's or S&P at the time of purchase) which are fully hedged back into U.S. dollars and do not exceed 15% of the Income Fund's total assets

Generally, the average duration of the U.S. portion of the portfolio will range between 25% of the Lehman Brothers Aggregate Bond Index's (the "Lehman Index") duration. There are no maximum maturity limits on individual securities. For defensive purposes, the duration and maturity of the Fund may be shortened. The Income Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody's or S&P).

Up to 25% of the Income Fund's total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar-denominated debt obligations of U.S. and non-U.S. issuers rated below A (by Moody's or S&P) and non-U.S. debt obligations rated below the highest quality (as determined by Moody's or S&P) and derivatives.

Currently, Wilshire has retained Western Asset Management Company ("Western Asset"), its affiliate Western Asset Management Company Limited ("WAML") and BlackRock Financial Management, Inc. ("BlackRock") to manage the Income Fund. The basic investment philosophy of each subadviser is described below.

Western Asset's core plus strategy seeks to provide investment results that exceed the performance of the Lehman Index. The Lehman Index is a widely recognized measure of the aggregate U.S. bond market. This strategy seeks to maximize total return by investing primarily in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities, mortgage-related securities and money market instruments.

Western Asset will determine the relative portion of the Income Fund's assets allocated to foreign securities. These foreign assets will be invested at the discretion of WAML. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

In managing its portion of the Income Fund, BlackRock evaluates sectors of the bond market and individual securities within these sectors. BlackRock selects bonds from several sectors, including U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. Securities are purchased for the Income Fund when BlackRock believes that they have the potential for above-average total return. A security will be sold if, in the opinion of BlackRock, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Under normal circumstances, the Income Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if a subadviser determines that market conditions warrant, the Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from a rising market, thus reducing the Income Fund's ability to achieve its investment objective.


Main Risks of Investing: The primary risk of investing in the Income Fund is interest rate risk. Changes in interest rates may cause changes in the Income Fund's yield, net asset value and total return. These changes can have a more dramatic impact on investments with longer maturities. The Income Fund is also subject to credit risk. The Income Fund's net asset value and total return may be adversely affected by the inability of the issuers of the Income Fund's securities to make payment at maturity. More information about the risks of investing in the Income Fund is located in the sections entitled "More About Risks" on page 31 and "Types of Investments and Associated Risks" on page 34. There can be no assurance that the Income Fund will meet its investment objective. The Income Fund's returns will vary, and you could lose money by investing in the Income Fund.

                          Short-Term Investment Fund


Investment Objective: The Short-Term Investment Fund seeks to realize maximum current income to the extent consistent with liquidity. Preservation of principal is a secondary objective. The Short-Term Investment Fund is not a money market fund and does not maintain a stable net asset value per share.

Main Investment Strategies: The Short-Term Investment Fund primarily invests in the following types of short-term debt instruments with maturities generally not exceeding one year:

   . U.S. Treasury Bills and other obligations of or guaranteed by the U.S. Government or its agencies

   . commercial paper (within the two highest ratings as determined by Moody's or S&P)

   . U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the three highest ratings as determined by Moody's or S&P and to 10% of the Short-Term Investment Fund's total assets)

   . publicly traded bonds, debentures and notes (with a rating within the four highest ratings as determined by Moody's or S&P)

   .  repurchase and reverse repurchase agreements

   .  cash or cash equivalents

Currently, Wilshire has retained Western Asset to manage the Short-Term Investment Fund. The basic investment philosophy of Western Asset is described below.

In seeking to achieve the Short-Term Investment Fund's investment objective, Western Asset uses a multi-stage process. In the first stage, Western Asset analyzes general economic and market factors, such as interest rate forecasts and anticipated interest rate spreads among various sectors of money market instruments, and sets broad strategies for the Short-Term Investment Fund. In the second stage, Western Asset evaluates individual securities. Western Asset uses proprietary quantitative and qualitative techniques to create and maintain a list of issuers whose securities are approved for purchase. In the third stage, Western Asset determines the structure and composition of the portfolio. In doing so,

Western Asset seeks to minimize exposure to credit risk and market risk. The Short-Term Investment Fund attempts to maximize return to take advantage of changing money market conditions and trends. The Short-Term Investment Fund also trades to take advantage of disparities in yield relationships between money market instruments.

Under normal circumstances, the Short-Term Investment Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Western Asset determines that market conditions warrant, the Short-Term Investment Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from a rising market, thus reducing the Short-Term Investment Fund's ability to achieve its investment objective.


Main Risks of Investing: The primary risk of investing in the Short-Term Investment Fund is interest rate risk. Changes in interest rates may cause changes in the Short-Term Investment Fund's yield, net asset value and total return. The Short-Term Investment Fund is also subject to credit risk. More information about the risks of investing in the Short-Term Investment Fund is located in the sections entitled "More About Risks" on page 31 and "Types of Investments and Associated Risks" on page 34. There can be no assurance that the Short-Term Investment Fund will meet its investment objective. The Short-Term Investment Fund's returns will vary and you could lose money by investing in the Short-Term Investment Fund.


                             Small Cap Growth Fund

Investment Objective: The Small Cap Growth Fund seeks long-term capital appreciation.

Main Investment Strategies: The Small Cap Growth Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. The Small Cap Growth Fund ordinarily invests in small cap equity securities (less than $2.5 billion at the time of investment) which the subadvisers believe have earnings growth potential. A security would be considered by the subadvisers to have favorable and above-average earnings growth prospects if its growth rate estimates exceed the average for the Small Cap Growth Fund's benchmark, the Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index generally have higher price-to-book and price-to-earnings ratios than those in the Russell 2000 Value Index.

Currently, Wilshire has retained BlackRock and Mazama Capital Management, Inc. ("Mazama") to manage the Small Cap Growth Fund. The basic investment philosophy of each subadviser is described below.

BlackRock's small and mid cap growth team seeks to identify early stage companies with above average revenue and earnings per share growth potential. BlackRock focuses on companies with market capitalizations greater than $200 million and less than $2 billion. The team utilizes a bottom-up research process focusing on growth sectors and industries. Additionally, the team's strategy focuses on maintaining a valuation discipline to avoid over-paying for growth.

BlackRock generally will sell a stock when, in its opinion, the fundamentals deteriorate, when the stock's relative price momentum declines, or upon an earnings disappointment.

In managing its portion of the Small Cap Growth Fund, Mazama employs a proprietary model that incorporates both quantitative and qualitative inputs to identify growth companies with market capitalizations under $2.5 billion that trade at attractive valuations and are likely to exceed current market expectations. Mazama then conducts in-depth research on these candidates before making purchase decisions.

Mazama will sell a stock when its proprietary model composite ranking declines substantially due to price appreciation or deterioration in fundamentals.

Under normal circumstances, the Small Cap Growth Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if a subadviser determines that market conditions warrant, the Small Cap Growth Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from a rising market, thus reducing the Small Cap Growth Fund's ability to achieve its investment objective.


Main Risks of Investing: Since the Small Cap Growth Fund invests most of its assets in common stocks, the primary risk is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock or general economic and market conditions. Investments in securities of companies with small-sized market capitalizations generally involve greater risk than investment in larger, more established companies. This is because small companies may be in an earlier stage of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions. In addition, small companies may be traded in low volumes, which can increase volatility and liquidity risks. More information about the risks of investing in the Small Cap Growth Fund is located in the sections entitled "More About Risks" on page 31 and "Types of Investments and Associated Risks" on page 34. There can be no assurance that the Small Cap Growth Fund will meet its investment objective. The Small Cap Growth Fund's returns will vary, and you could lose money by investing in the Small Cap Growth Fund.


                           International Equity Fund

Investment Objective: The International Equity Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

Main Investment Strategies: The International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Equity Fund invests in companies, wherever organized, which do business primarily outside the United States. The International Equity Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The International Equity Fund invests primarily in equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The International Equity Fund may also invest in fixed-income securities of foreign governments and companies.

Currently, Wilshire has retained New Star Institutional Managers Limited ("New Star") and The Boston Company Asset Management, LLC (the "Boston Company") to manage the International Equity Fund. The basic investment philosophy of each subadviser is described below.

New Star is a research-driven, active manager that compliments its bottom-up fundamental company analysis with industry, sector and regional analyses. New Star believes that earnings are driven by growth and management while valuations move with liquidity and sentiment. New Star maintains a strategic bias to those companies, industries and countries that have superior long-term growth potential. Additionally, New Star believes liquidity and the supply and demand for equity drives markets, and New Star closely monitors real money flows. New Star's overall objective is to maximize exposure to the best market opportunities, while keeping its portion of the International Equity Fund portfolio within acceptable risk tolerance levels and ensuring proper diversification of investment ideas.

The Boston Company's investment philosophy is value-oriented, research-driven and risk-averse. The Boston Company evaluates traditional measures of value, overall business health and positive changes in business momentum. Security selection is the cornerstone of the investment philosophy. The Boston Company uses traditional measures of value to screen for inexpensive securities on a country-by-country basis. The Boston Company seeks securities that exhibit low price/book value, low price/earnings and low price/cash flow ratios. The investment process blends both quantitative and fundamental security analyses. The Boston Company emphasizes individual security selection rather than economic and industry trends, and the firm buys high quality undervalued companies with strong balance sheets. The Boston Company identifies catalysts that can unlock the valuation potential of portfolio securities. These may include positive earnings surprises or a positive trend in company profitability or growth. This helps to avoid the "value trap" -- securities that appear statistically inexpensive but perform poorly due to lack of business momentum.

The International Equity Fund has no present intention of altering its general policy of being primarily invested in foreign securities under normal conditions. However, in the event of exceptional conditions abroad, the International Equity Fund may temporarily invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from a rising market, thus reducing the International Equity Fund's ability to achieve its investment objective.

For hedging purposes, the International Equity Fund may purchase forward foreign currency exchange contracts, foreign currency options and futures contracts and foreign currencies in the form of bank deposits. The International Equity Fund may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

Main Risks of Investing: Because the International Equity Fund invests most of its assets in common stocks, the primary risk is that the value of the stocks it holds might decrease in response to the activities of those companies or market and economic conditions. Foreign investments often involve additional risks including political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets. Because the securities held by the International Equity Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the International Equity Fund's investments. In addition, the International Equity Fund may invest in the securities of small companies, which may be more volatile and less liquid than securities of large companies. More information about the risks of investing in the International Equity Fund is located in the sections entitled "More About Risks" on page 31 and "Types of Investments and Associated Risks" on page 34. There can be no assurance that the International Equity Fund will meet its investment objective. The International Equity Fund's returns will vary, and you could lose money by investing in the International Equity Fund.


                           Socially Responsible Fund

Investment Objective: The Socially Responsible Fund seeks long-term growth of capital, current income and growth of income.

Main Investment Strategies: The Socially Responsible Fund pursues its objective through a diversified portfolio composed primarily of marketable equity securities (including common stocks, preferred stocks and debt securities convertible into common stocks of seasoned U.S.-traded companies). The Socially Responsible Fund seeks to achieve its objective by investing in issuers that meet certain socially responsible criteria. Investments in equity securities are limited to issuers which, in the subadviser's judgment, meet the following criteria:

..  do not produce tobacco products;

..  do not produce alcoholic beverages;

..  do not own and/or operate casinos or manufacture gaming devices;

..  do not produce pornographic materials;

.. do not produce nuclear weapons or guidance and/or delivery systems specifically for nuclear weapons;

.. by popular standards, maintain non-discriminatory employment practices throughout a company's facilities; and

.. by popular standards, maintain environmental policies, practices and procedures that are currently acceptable, or that are exhibiting improvement.


Currently, Wilshire has retained AllianceBernstein to manage the Socially Responsible Fund. The basic investment philosophy of AllianceBernstein is described below.

AllianceBernstein uses traditional methods of stock selection -- research and analysis -- to identify undervalued stocks that meet the socially responsible screening criteria. AllianceBernstein will review the Socially Responsible Fund's investment universe quarterly for purposes of adding or eliminating stocks that meet or fail to meet the socially responsible screening criteria. All stocks purchased by the Socially Responsible Fund will meet such criteria at the time of purchase. Stocks held by the Socially Responsible Fund may be divested prior to reaching fair value, as determined by AllianceBernstein, if during the quarterly review of the Socially Responsible Fund's investment universe, AllianceBernstein determines that a stock no longer meets the socially responsible screening criteria. The portfolio will consist primarily of stocks with market capitalizations greater than $1 billion. In addition, AllianceBernstein employs quantitative valuation tools to identify attractive stocks and the most opportune time to purchase them.

In addition, from time to time, for temporary defensive purposes, when AllianceBernstein determines such a position is advisable in light of economic or market conditions, the Socially Responsible Fund may invest a portion of its assets in cash and cash equivalents. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if AllianceBernstein determines that market conditions warrant, the Socially Responsible Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from a rising market, thus reducing the Socially Responsible Fund's ability to achieve its investment objective.

Main Risks of Investing: The Socially Responsible Fund only invests in companies that meet its criteria for socially responsible investing. Because of this restriction, the investments that AllianceBernstein may choose from may be more limited than those of a fund that is not restricted to investing in companies that meet social criteria. As a result, AllianceBernstein may pass up opportunities to buy certain securities when it is otherwise advantageous to so do or may sell certain securities when it is otherwise disadvantageous to do so. In addition, investing in socially responsible companies may result in the Fund investing more or less in a specific sector of the economy relative to its benchmark. Since the Socially Responsible Fund invests most of its assets in common stocks, one of the primary risks is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock or general economic and market conditions. More information about the risks of investing in the Socially Responsible Fund is located in the sections entitled "More About Risks" on page 31 and "Types of Investments and Associated Risks" on page 34. There can be no assurance that the Socially Responsible Fund will meet its investment objective. The Socially Responsible Fund's returns will vary, and you could lose money by investing in the Socially Responsible Fund.


                             2010 Aggressive Fund

Investment Objective: The 2010 Aggressive Fund's investment objective is to provide high total return until its target retirement date. Thereafter, the 2010 Aggressive Fund's objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2010 Aggressive Fund may be changed without a shareholder vote.

Main Investment Strategies: The 2010 Aggressive Fund operates under a fund of funds structure. The 2010 Aggressive Fund invests in Underlying Funds according to an aggressive asset allocation strategy designed for investors planning to retire in 2010, plus or minus two to three years. The 2010 Aggressive Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2010, the 2010 Aggressive Fund's asset allocation will be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

The 2010 Aggressive Fund invests in Underlying Funds in accordance with weightings determined by Wilshire. The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies, which are described in the "Main Investment Strategies" section for each of the Underlying Funds.

The 2010 Aggressive Fund intends to invest in shares of Underlying Funds that invest primarily in equity securities (International Equity, Equity and Small Cap Growth Funds) and in shares of Underlying Funds that invest primarily in fixed income securities (Income and Short-Term Investment Funds). The initial target allocation will be approximately 64% equity and 36% fixed income, with an increasing allocation to fixed income over time. The 2010 Aggressive Fund's assets may be reallocated among the Underlying Funds at Wilshire's discretion. The amounts invested in each of the Underlying Funds will vary from time to time depending on Wilshire's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. For more information, see "The Fund of Funds Structure" on page 37.


Under normal circumstances, the 2010 Aggressive Fund intends to be fully invested in Underlying Funds. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2010 Aggressive Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from a rising market, thus reducing the 2010 Aggressive Fund's ability to achieve its investment objective.


An investor in the 2010 Aggressive Fund should understand that alternatively he or she could allocate investments directly to the Underlying Funds. By investing indirectly in the Underlying Funds through the 2010 Aggressive Fund, an investor bears not only his or her proportionate share of expenses of the 2010 Aggressive Fund (such as operating costs), but also, indirectly, similar expenses of the Underlying Funds, as discussed under "Management" on page 38. The following table provides an illustrative allocation among the Underlying Funds. As noted above, actual allocations may vary from time to time.



                     Short-Term    International              Small Cap
       Income Fund Investment Fund  Equity Fund  Equity Fund Growth Fund
       ----------- --------------- ------------- ----------- -----------
           17%           19%            16%          40%          8%



Main Risks of Investing: By investing in the 2010 Aggressive Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds. Such risks are described under the "Main Risks of Investing" section for each of the Underlying Funds. More information about the risks of investing in the 2010 Aggressive Fund is located in the sections entitled "More About Risks" on page 31 and "Types of Investments and Associated Risks" on page 34. There can be no assurance that the 2010 Aggressive Fund will meet its investment objective. The 2010 Aggressive Fund's returns will vary, and you could lose money by investing in the 2010 Aggressive Fund.


                              2010 Moderate Fund

Investment Objective: The 2010 Moderate Fund's investment objective is to provide high total return until its target retirement date. Thereafter, the 2010 Moderate Fund's objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2010 Moderate Fund may be changed without a shareholder vote.

Main Investment Strategies: The 2010 Moderate Fund operates under a fund of funds structure. The 2010 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2010, plus or minus two to three years. The 2010 Moderate Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2010, the 2010 Moderate Fund's asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

The 2010 Moderate Fund invests in Underlying Funds in accordance with weightings determined by Wilshire. The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies, which are described in the "Main Investment Strategies" section for each of the Underlying Funds.


The 2010 Moderate Fund intends to invest in shares of Underlying Funds that invest primarily in equity securities (International Equity, Equity and Small Cap Growth Funds) and in shares of Underlying Funds that invest primarily in fixed income securities (Income and Short-Term Investment Funds). The initial target allocation will be approximately 59% fixed income and 41% equity, with an increasing allocation to fixed income over time. The 2010 Moderate Fund's assets may be reallocated among the Underlying Funds at Wilshire's discretion. The amounts invested in each of the Underlying Funds will vary from time to time depending on Wilshire's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. For more information, see "The Fund of Funds Structure" on page 37.


Under normal circumstances, the 2010 Moderate Fund intends to be fully invested in Underlying Funds. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2010 Moderate Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from a rising market, thus reducing the 2010 Moderate Fund's ability to achieve its investment objective.


An investor in the 2010 Moderate Fund should understand that alternatively he or she could allocate investments directly to the Underlying Funds. By investing indirectly in the Underlying Funds through the 2010 Moderate Fund, an investor bears not only his or her proportionate share of expenses of the 2010 Moderate Fund (such as operating costs), but also, indirectly, similar expenses of the Underlying Funds, as discussed under "Management" on page 38. The following table provides an illustrative allocation among the Underlying Funds. As noted above, actual allocations may vary from time to time.


                     Short-Term    International              Small Cap
       Income Fund Investment Fund  Equity Fund  Equity Fund Growth Fund
       ----------- --------------- ------------- ----------- -----------
           22%           37%            10%          25%          6%


Main Risks of Investing: By investing in the 2010 Moderate Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds. Such risks are described under the "Main Risks of Investing" section for each of the Underlying Funds. More information about the risks of investing in the 2010 Moderate Fund is located in the sections entitled "More About Risks" on page 31 and "Types of Investments and Associated Risks" on page 34. There can be no assurance that the 2010 Moderate Fund will meet its investment objective. The 2010 Moderate Fund's returns will vary, and you could lose money by investing in the 2010 Moderate Fund.


                            2010 Conservative Fund

Investment Objective: The 2010 Conservative Fund's investment objective is to provide high total return until its target retirement date. Thereafter, the 2010 Conservative Fund's objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2010 Conservative Fund may be changed without a shareholder vote.

Main Investment Strategies: The 2010 Conservative Fund operates under a fund of funds structure. The 2010 Conservative Fund invests in Underlying Funds according to a conservative asset allocation strategy designed for investors planning to retire in 2010, plus or minus two to three years. The 2010 Conservative Fund's asset allocation will become more conservative over time.

The 2010 Conservative Fund invests in Underlying Funds in accordance with weightings determined by Wilshire. The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies, which are described in the "Main Investment Strategies" section for each of the Underlying Funds.


The 2010 Conservative Fund intends to invest in shares of Underlying Funds that invest primarily in equity securities (International Equity, Equity and Small Cap Growth Funds) and in shares of Underlying Funds that invest primarily in fixed income securities (Income and Short-Term Investment Funds). The 2010 Conservative Fund's initial asset allocation will be approximately 79% investment in fixed income securities and the remaining 21% in equity securities, with an increasing allocation to fixed income over time. The 2010 Conservative Fund's assets may be reallocated among the Underlying Funds at Wilshire's discretion. The amounts invested in each of the Underlying Funds will vary from time to time depending on Wilshire's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. For more information, see "The Fund of Funds Structure" on page 37.


Under normal circumstances, the 2010 Conservative Fund intends to be fully invested in Underlying Funds. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2010 Conservative Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from a rising market, thus reducing the 2010 Conservative Fund's ability to achieve its investment objective.


An investor in the 2010 Conservative Fund should understand that alternatively he or she could allocate investments directly to the Underlying Funds. By investing indirectly in the Underlying Funds through the 2010 Conservative
Fund, an investor bears not only his or her proportionate share of expenses of the 2010 Conservative Fund (such as operating costs), but also, indirectly, similar expenses of the Underlying Funds, as discussed under "Management" on page 38. The following table provides an illustrative allocation among the Underlying Funds. As noted above, actual allocations may vary from time to time.



                     Short-Term    International              Small Cap
       Income Fund Investment Fund  Equity Fund  Equity Fund Growth Fund
       ----------- --------------- ------------- ----------- -----------
           35%           44%             7%          12%          2%


Main Risks of Investing: By investing in the 2010 Conservative Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds. Such risks are described under the "Main Risks of Investing" section for each of the Underlying Funds. More information about the risks of investing in the 2010 Conservative Fund is located in the sections entitled "More About Risks" on page 31 and "Types of Investments and Associated Risks" on page 34. There can be no assurance that the 2010 Conservative Fund will meet its investment objective. The 2010 Conservative Fund's returns will vary, and you could lose money by investing in the 2010 Conservative Fund.


                              2015 Moderate Fund

Investment Objective: The 2015 Moderate Fund's investment objective is to provide high total return until its target retirement date. Thereafter the 2015, Moderate Fund's objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2015 Moderate Fund may be changed without a shareholder vote.

Main Investment Strategies: The 2015 Moderate Fund operates under a fund of funds structure. The 2015 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2015, plus or minus two to three years. The 2015 Moderate Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2015, the 2015 Moderate Fund's asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

The 2015 Moderate Fund invests in Underlying Funds in accordance with weightings determined by Wilshire. The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies, which are described in the "Main Investment Strategies" section for each of the Underlying Funds.


The 2015 Moderate Fund intends to invest in shares of Underlying Funds that invest primarily in equity securities (International Equity, Equity and Small Cap Growth Funds) and in shares of Underlying Funds that invest primarily in fixed income securities (Income and Short-Term Investment Funds). The initial target allocation will be approximately 51% equity and 49% fixed income, with an increasing allocation to fixed income over time. The 2015 Moderate Fund's assets may be reallocated among the Underlying Funds at Wilshire's discretion. The amounts invested in each of the Underlying Funds will vary from time to time depending on Wilshire's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. For more information, see "The Fund of Funds Structure" on page 37.


Under normal circumstances, the 2015 Moderate Fund intends to be fully invested in Underlying Funds. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2015 Moderate Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from a rising market, thus reducing the 2015 Moderate Fund's ability to achieve its investment objective.

An investor in the 2015 Moderate Fund should understand that alternatively he or she could allocate investments directly to the Underlying Funds. By investing indirectly in the Underlying Funds through the 2015 Moderate Fund, an investor bears not only his or her proportionate share of certain expenses of the 2015 Moderate Fund (such as operating costs), but also, indirectly, similar expenses of the Underlying Funds, as discussed under "Management" on page 38. The following table provides an illustrative allocation among the Underlying Funds. As noted above, actual allocations may vary from time to time.


                     Short-Term    International              Small Cap
       Income Fund Investment Fund  Equity Fund  Equity Fund Growth Fund
       ----------- --------------- ------------- ----------- -----------
           22%           27%            11%          32%          8%


Main Risks of Investing: By investing in the 2015 Moderate Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds. Such risks are described under the "Main Risks of Investing" section for each of the Underlying Funds. More information about the risks of investing in the 2015 Moderate Fund is located in the sections entitled "More About Risks" on page 31 and "Types of Investments and Associated Risks" on page 34. There can be no assurance that the 2015 Moderate Fund will meet its investment objective. The 2015 Moderate Fund's returns will vary, and you could lose money by investing in the 2015 Moderate Fund.


                              2025 Moderate Fund

Investment Objective: The 2025 Moderate Fund's investment objective is to provide high total return until its target retirement date. Thereafter, the 2025 Moderate Fund's objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2025 Moderate Fund may be changed without a shareholder vote.

Main Investment Strategies: The 2025 Moderate Fund operates under a fund of funds structure. The 2025 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2025, plus or minus two to three years. The 2025 Moderate Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2025, the 2025 Moderate Fund's asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

The 2025 Moderate Fund invests in Underlying Funds in accordance with weightings determined by Wilshire. The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies, which are described in the "Main Investment Strategies" section for each of the Underlying Funds.


The 2025 Moderate Fund intends to invest in shares of Underlying Funds that invest primarily in equity securities (International Equity, Equity and Small Cap Growth Funds) and in shares of Underlying Funds that invest primarily in fixed income securities (Income and Short-Term Investment Funds). The initial target allocation will be approximately 62% equity and 38% fixed income, with an increasing allocation to fixed income over time. The 2025 Moderate Fund's assets may be reallocated among the Underlying Funds at Wilshire's discretion. The amounts invested in each of the Underlying Funds will vary from time to time depending on Wilshire's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. For more information, see "The Fund of Funds Structure" on page 37.

Under normal circumstances, the 2025 Moderate Fund intends to be fully invested in Underlying Funds. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2025 Moderate Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from a rising market, thus reducing the 2025 Moderate Fund's ability to achieve its investment objective.


An investor in the 2025 Moderate Fund should understand that alternatively he or she could allocate investments directly to the Underlying Funds. By investing indirectly in the Underlying Funds through the 2025 Moderate Fund, an investor bears not only his or her proportionate share of expenses of the 2025 Moderate Fund (such as operating costs), but also, indirectly, similar expenses of the Underlying Funds, as discussed under "Management" on page 38. The following table provides an illustrative allocation among the Underlying Funds. As noted above, actual allocations may vary from time to time.



                     Short-Term    International              Small Cap
       Income Fund Investment Fund  Equity Fund  Equity Fund Growth Fund
       ----------- --------------- ------------- ----------- -----------
           20%           18%            11%          42%          9%



Main Risks of Investing: By investing in the 2025 Moderate Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds. Such risks are described under the "Main Risks of Investing" section for each of the Underlying Funds. More information about the risks of investing in the 2025 Moderate Fund is located in the sections entitled "More About Risks" on page 31 and "Types of Investments and Associated Risks" on page 34. There can be no assurance that the 2025 Moderate Fund will meet its investment objective. The 2025 Moderate Fund's returns will vary, and you could lose money by investing in the 2025 Moderate Fund.


                              2035 Moderate Fund

Investment Objective: The 2035 Moderate Fund's investment objective is to provide high total return until its target retirement date. Thereafter, the 2035 Moderate Fund's objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2035 Moderate Fund may be changed without a shareholder vote.

Main Investment Strategies: The 2035 Moderate Fund operates under a fund of funds structure. The 2035 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2035, plus or minus two to three years. The 2035 Moderate Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2035, the 2035 Moderate Fund's asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

The 2035 Moderate Fund invests in Underlying Funds in accordance with weightings determined by Wilshire. The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies, which are described in the "Main Investment Strategies" section for each of the Underlying Funds.

The 2035 Moderate Fund intends to invest in shares of Underlying Funds that invest primarily in equity securities (International Equity, Equity and Small Cap Growth Funds) and in shares of Underlying Funds that invest primarily in fixed income securities (Income and Short-Term Investment Funds). The initial target allocation will be approximately 82% equity and 18% fixed income, with an increasing allocation to fixed income over time. The 2035 Moderate Fund's assets may be reallocated among the Underlying Funds at Wilshire's discretion. The amounts invested in each of the Underlying Funds will vary from time to time depending on Wilshire's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. For more information, see "The Fund of Funds Structure" on page 37.


Under normal circumstances, the 2035 Moderate Fund intends to be fully invested in Underlying Funds. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2035 Moderate Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from a rising market, thus reducing the 2035 Moderate Fund's ability to achieve its investment objective.


An investor in the 2035 Moderate Fund should understand that alternatively he or she could allocate investments directly to the Underlying Funds. By investing indirectly in the Underlying Funds through the 2035 Moderate Fund, an investor bears not only his or her proportionate share of expenses of the 2035 Moderate Fund (such as operating costs), but also, indirectly, similar expenses of the Underlying Funds, as discussed under "Management" on page 38. The following table provides an illustrative allocation among the Underlying Funds. As noted above, actual allocations may vary from time to time.



                     Short-Term    International              Small Cap
       Income Fund Investment Fund  Equity Fund  Equity Fund Growth Fund
       ----------- --------------- ------------- ----------- -----------
           10%            8%            12%          57%         13%



Main Risks of Investing: By investing in the 2035 Moderate Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds. Such risks are described under the "Main Risks of Investing" section for each of the Underlying Funds. More information about the risks of investing in the 2035 Moderate Fund is located in the sections entitled "More About Risks" on page 31 and "Types of Investments and Associated Risks" on page 34. There can be no assurance that the 2035 Moderate Fund will meet its investment objective. The 2035 Moderate Fund's returns will vary, and you could lose money by investing in the 2035 Moderate Fund.


                              2045 Moderate Fund

Investment Objective: The 2045 Moderate Fund's investment objective is to provide high total return until its target retirement date. Thereafter, the 2045 Moderate Fund's objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2045 Moderate Fund may be changed without a shareholder vote.

Main Investment Strategies: The 2045 Moderate Fund operates under a fund of funds structure. The 2045 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2045, plus or minus two to three years. The 2045 Moderate Fund's asset allocation will become more conservative over time. Within 5 to 10 years after 2045, the

2045 Moderate Fund's asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

The 2045 Moderate Fund invests in Underlying Funds in accordance with weightings determined by Wilshire. The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies, which are described in the "Main Investment Strategies" section for each of the Underlying Wilshire Funds.


The 2045 Moderate Fund intends to invest in shares of Underlying Funds that invest primarily in equity securities (International Equity, Equity and Small Cap Growth Funds) and in shares of Underlying Funds that invest primarily in fixed income securities (Income and Short-Term Investment Funds). The initial target allocation will be approximately 2% fixed income and 98% equity, with an increasing allocation to fixed income over time. The 2045 Moderate Fund's assets may be reallocated among the Underlying Funds at Wilshire's discretion. The amounts invested in each of the Underlying Funds will vary from time to time depending on Wilshire's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. For more information, see "The Fund of Funds Structure" on page 37.


Under normal circumstances, the 2045 Moderate Fund intends to be fully invested in Underlying Funds. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2045 Moderate Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from a rising market, thus reducing the 2045 Moderate Fund's ability to achieve its investment objective.


An investor in the 2045 Moderate Fund should understand that alternatively he or she could allocate investments directly to the Underlying Funds. By investing indirectly in the Underlying Funds through the 2045 Moderate Fund, an investor bears not only his or her proportionate share of expenses of the 2045 Moderate Fund (such as operating costs), but also, indirectly, similar expenses of the Underlying Funds, as discussed under "Management" on page 38. The following table provides an illustrative allocation among the Underlying Funds. As noted above, actual allocations may vary from time to time.



                     Short-Term    International              Small Cap
       Income Fund Investment Fund  Equity Fund  Equity Fund Growth Fund
       ----------- --------------- ------------- ----------- -----------
           2%             0%            15%          70%         13%



Main Risks of Investing: By investing in the 2045 Moderate Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds. Such risks are described under the "Main Risks of Investing" section for each of the Underlying Funds. More information about the risks of investing in the 2045 Moderate Fund is located in the sections entitled "More About Risks" on page 31 and "Types of Investments and Associated Risks" on page 34. There can be no assurance that the 2045 Moderate Fund will meet its investment objective. The 2045 Moderate Fund's returns will vary, and you could lose money by investing in the 2045 Moderate Fund.

                           FUND PERFORMANCE HISTORY

The information below provides an illustration of how each Fund's performance has varied over time. The bar charts and tables provide some indication of the risks of investing in the Funds by showing the changes in the performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with a broad-based securities market index(es). The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. A Fund's past performance does not necessarily indicate how it will perform in the future. There is no performance information for the 2010 Aggressive, 2010 Moderate, 2010 Conservative, 2015 Moderate, 2025 Moderate, 2035 Moderate and 2045 Moderate Funds (the "Target Maturity Funds") because the Target Maturity Funds had not commenced operations prior to the date of this prospectus.

                                  Equity Fund


Total
Return

                                    [CHART]


 1996    1997    1998    1999    2000    2001    2002     2003    2004   2005
------   ------  -----  ------  ------  ------  -------  ------  ------  -----
25.28%   23.45%  7.64%  -2.54%  -4.64%  -4.21%  -19.43%  27.57%  10.15%  5.90%


                     Best Quarter             Worst Quarter
                    ------------              -------------
                   15.72% (2Q03)            (18.05)% (3Q02)

Average Annual Total Returns
(periods ended December 31, 2005)


                                                              1 year  5 years  10 years
                                                             ------- -------- ---------
Equity Fund.................................................  5.90%   2.81%     5.92%
S&P 500* (reflects no deduction for fees, expenses or taxes)  4.91%   0.49%     9.06%


*The Standard and Poor's 500 Stock Index (the "S&P 500"). The S&P 500 is an unmanaged index that is generally considered to be representative of the United States equity market.

                                 Balanced Fund

Total
Return

                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002     2003    2004   2005
------   ------  -----  ------  ------  ------  -------  ------  ------  -----
18.27%   19.04%  7.68%  -1.11%   0.93%   1.39%   -8.27%  19.56%  8.18%   4.29%



                     Best Quarter             Worst Quarter
                     ------------             -------------
                   11.05% (2Q03)             (9.51)% (3Q02)


Average Annual Total Returns
(periods ended December 31, 2005)


                                                                      1 year  5 years  10 years
                                                                     ------- -------- ---------
Balanced Fund.......................................................  4.29%   4.57%     6.62%
S&P 500* (reflects no deduction for fees, expenses or taxes)........  4.91%   0.49%     9.06%
Lehman Intermediate/Aggregate** (reflects no deduction for fees,
  expenses or taxes)................................................  2.43%   5.87%     6.28%
Stock/Bond Composite*** (reflects no deduction for fees, expenses or
  taxes)............................................................  4.68%   3.30%     8.45%


* The Standard and Poor's 500 Stock Index (the "S&P 500"). The S&P 500 is an unmanaged index that is generally considered to be representative of the United States equity market.
**Lehman Brothers Intermediate Government/Corporate Bond Index through
  April 30, 1997, Lehman Brothers Aggregate Bond Index thereafter.
***Sixty percent S&P 500 Index, forty percent Lehman Brothers Intermediate
   Government/Corporate Bond Index through April 30, 1997; forty percent Lehman Brothers Aggregate Bond Index thereafter.

                                  Income Fund

Total
Return

                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002     2003    2004   2005
------   ------  -----  ------  ------  ------  -------  ------  ------  -----
3.50%     9.42%  8.09%  -1.57%   8.89%   8.88%    9.20%   7.25%  4.94%   1.97%



                     Best Quarter             Worst Quarter
                     ------------             -------------
                    4.29% (4Q00)             (2.07)% (2Q04)


Average Annual Total Returns
(periods ended December 31, 2005)

                                                                 1 year  5 years  10 years
                                                                ------- -------- ---------
Income Fund....................................................  1.97%   6.42%     6.00%
Lehman Intermediate/Aggregate* (reflects no deduction for fees,
  expenses or taxes)...........................................  2.43%   5.87%     6.28%

*Lehman Brothers Intermediate Government/Corporate Bond Index through April 30,
 1997, Lehman Brothers Aggregate Bond Index thereafter.

                           Short-Term Investment Fund

Total
Return

                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002     2003    2004   2005
------   ------  -----  ------  ------  ------  -------  ------  ------  -----
 5.02%    5.09%  4.97%   4.77%   5.81%   5.17%    1.72%   1.03%  1.22%   3.02%


                     Best Quarter             Worst Quarter
                     ------------             -------------
                    1.71% (1Q01)              0.00% (3Q03)

Average Annual Total Returns
(periods ended December 31, 2005)


                                                                   1 year  5 years  10 years
                                                                  ------- -------- ---------
Short-Term Investment Fund.......................................  3.02%   2.42%     3.77%
Treasury Bill Index* (reflects no deduction for fees, expenses or
  taxes).........................................................  3.06%   2.33%     3.84%


*Treasury Bill Index: an unmanaged index consisting of U.S. Treasury Bills with 90-day maturities.

                             Small Cap Growth Fund


Total
Return

                                    [CHART]

   1998    1999    2000    2001    2002     2003    2004   2005
  -----  ------  ------  ------  -------  ------  ------  -----
  5.81%   71.55% -10.84% -29.89% -38.93%   58.95%  4.40%  3.65%



                     Best Quarter             Worst Quarter
                     ------------             -------------
                   44.67% (4Q99)            (28.92)% (3Q01)

Average Annual Total Returns
(periods ended December 31, 2005)


                                                                                     Since
                                                                                   Inception
                                                                   1 year  5 years  (3/10/97)
                                                                  ------- -------- ----------
Small Cap Growth Fund............................................  3.65%  (5.89)%    5.11%
Russell 2000 Growth* (reflects no deduction for fees, expenses or
  taxes).........................................................  4.15%    2.28%    4.69%



*The Russell 2000 Growth Index (the "Russell 2000 Growth") is an unmanaged securities index composed of those Russell 2000 securities with a greater-than-average growth orientation.

                           International Equity Fund

Total
Return

                                    [CHART]

  1998    1999    2000    2001    2002     2003    2004   2005
 ------  ------  ------  ------  -------  ------  ------  -----
 18.95%  51.83%  -17.51% -26.35% -20.99%  32.49%  10.61%  10.12%


                     Best Quarter             Worst Quarter
                     ------------             -------------
                   28.53% (4Q99)            (22.22)% (3Q02)


Average Annual Total Returns
(periods ended December 31, 2005)


                                                                                  Since
                                                                                Inception
                                                                1 year  5 years  (3/10/97)
                                                               ------- -------- ----------
International Equity Fund..................................... 10.12%  (1.25)%    4.62%
MSCI EAFE* (reflects no deduction for fees, expenses or taxes) 13.81%    4.60%    6.18%


*The Morgan Stanley Capital International Europe, Australasia, Far East Index
 (the "MSCI EAFE Index"). The MSCI EAFE Index reflects performance from February 28, 1997 through December 31, 2005.

                           Socially Responsible Fund

Total
Return

                                    [CHART]

  1998    1999    2000    2001    2002     2003    2004   2005
  -----  ------  ------  ------  -------  ------  ------  -----
  9.80%   8.39%  8.79%   -7.30%  -13.48%  28.45%  13.30%  5.13%

                     Best Quarter             Worst Quarter
                     ------------             -------------
                   16.04% (2Q03)            (18.10)% (3Q02)

Average Annual Total Returns
(periods ended December 31, 2005)


                                                                                       Since
                                                                                     Inception
                                                                     1 year  5 years  (3/10/97)
                                                                    ------- -------- ----------
Socially Responsible Fund..........................................  5.13%   4.17%      8.75%
Russell 1000 Value Index* (reflects no deduction for fees, expenses
  or taxes)........................................................  7.05%   5.28%     10.94%
Blended Index* (reflects no deduction for fees, expenses or
  taxes)...........................................................  7.05%   3.79%      9.51%



*The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies that are value-oriented, and generally have lower price-to-earnings and price-to-book ratios, and higher dividend yields than the average Russell 1000 Index company. Historical index results in the prospectus show a blended return that combines the S&P 500 history until the benchmark was changed (August 23, 2001), and the Russell 1000 Value Index from that point forward. For reporting periods after August 23, 2001 that do not include August 23, 2001, the blended index will match the Russell 1000 Value Index return.

Fees and Expenses. This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fund shares are no-load investments, so you will not pay any sales loads, redemption fees or exchange fees. However, you will indirectly pay annual Fund operating expenses, which vary from year to year. In addition, the separate account and annuity contracts involve other charges and expenses not described below, which may include sales charges, redemption fees or exchange fees. The Funds' expenses would be higher if these other charges and expenses associated with the separate account or annuity contracts were included in the expense tables below.

                           Annual Operating Expenses
                 (expenses that are deducted from Fund assets)


                                                                                             Net
                                                              Gross Annual                 Annual
                          Management Distribution   Other      Operating   Less Expense   Operating
                             Fee     (12b-1) Fees  Expenses     Expenses   Reimbursement  Expenses
                          ---------- ------------ --------    ------------ -------------  ---------
Equity Fund/(1)(2)/......   0.55%       0.25%      0.13%         0.93%         0.05%        0.88%
Balanced Fund/(1)(3)/....   0.00%       0.00%      0.06%         0.06%         0.00%        0.06%
Income Fund/(1)(2)/......   0.55%       0.25%      0.20%         1.00%         0.04%        0.96%
Short-Term Investment
  Fund/(1)(4)/...........   0.28%       0.25%      0.68%         1.21%         0.96%        0.25%
Small Cap Growth
  Fund/(1)(2)/...........   1.15%       0.25%      0.33%         1.73%         0.05%        1.68%
International Equity
  Fund/(1)(2)/...........   1.00%       0.25%      0.55%         1.80%         0.08%        1.72%
Socially Responsible
  Fund/(1)(2)/...........   0.85%       0.25%      0.16%         1.26%         0.22%        1.04%
2010 Aggressive Fund/(3)/   0.35%       0.00%      0.79%/(5)/    1.14%         0.64%/(6)/   0.50%/(6)/
2010 Moderate Fund/(3)/..   0.35%       0.00%      0.79%/(5)/    1.14%         0.64%/(6)/   0.50%/(6)/
2010 Conservative
  Fund/(3)/..............   0.35%       0.00%      0.79%/(5)/    1.14%         0.64%/(6)/   0.50%/(6)/
2015 Moderate Fund/(3)/..   0.35%       0.00%      0.79%/(5)/    1.14%         0.64%/(6)/   0.50%/(6)/
2025 Moderate Fund/(3)/..   0.35%       0.00%      0.79%/(5)/    1.14%         0.64%/(6)/   0.50%/(6)/
2035 Moderate Fund/(3)/..   0.35%       0.00%      0.79%/(5)/    1.14%         0.64%/(6)/   0.50%/(6)/
2045 Moderate Fund/(3)/..   0.35%       0.00%      0.79%/(5)/    1.14%         0.64%/(6)/   0.50%/(6)/



/(1)/Wilshire has contractually agreed to reimburse the Equity Fund, Balanced
     Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund for certain fees and expenses payable to each Fund's third party administrator, transfer agent, and principal underwriter through December 31, 2006 ("Service Provider Reimbursement"). For the fiscal year ended December 31, 2005, expenses were lower due to the Service Provider Reimbursement for the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund by 0.01%, 0.003%, 0.01%, 0.44%, 0.02%, 0.03%, and 0.02%, respectively.
/(2)/During the fiscal year ended December 31, 2005, Wilshire voluntarily waived 0.04%, 0.02%, 0.03%, 0.05% and 0.20% of its Management Fees for the Equity Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, respectively. Such fee waivers were made in connection with corresponding fee reductions negotiated with each Fund's subadvisers.
/(3)/Does not include Underlying Fund expenses that the Fund bears indirectly. /(4)/For the fiscal year ended December 31, 2005, Wilshire voluntarily waived investment management fees and reimbursed the Short-Term Investment Fund for all fees except Custodian and Trustees' expenses.
/(5)/Other Expenses for the Target Maturity Funds are based on estimated amounts for the current fiscal year.

/(6)/For the Target Maturity Funds, Wilshire has contractually agreed to waive
     Management Fees and/or reimburse expenses through April 30, 2007, so that the Total Annual Operating Expenses for each Fund for this period will not exceed 0.50% (the "Expense Limitation"). Each Target Maturity Fund, for a period not to exceed three (3) years from commencement of operations, will repay Wilshire any expenses in excess of the Expense Limitation, provided the Target Maturity Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation.


                                    Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      1 Year 3 Years 5 Years 10 Years
                                      ------ ------- ------- --------
           Equity Fund...............  $ 95   $296    $515    $1,143
           Balanced Fund*............  $  6   $ 19    $ 34    $   77
           Income Fund...............  $102   $318    $552    $1,225
           Short-Term Investment Fund  $123   $384    $665    $1,466
           Small Cap Growth Fund.....  $176   $545    $939    $2,041
           International Equity Fund.  $183   $566    $975    $2,116
           Socially Responsible Fund.  $128   $400    $692    $1,523
           2010 Aggressive Fund*.....  $ 51   $299     N/A       N/A
           2010 Moderate Fund*.......  $ 51   $299     N/A       N/A
           2010 Conservative Fund*...  $ 51   $299     N/A       N/A
           2015 Moderate Fund*.......  $ 51   $299     N/A       N/A
           2025 Moderate Fund*.......  $ 51   $299     N/A       N/A
           2035 Moderate Fund*.......  $ 51   $299     N/A       N/A
           2045 Moderate Fund*.......  $ 51   $299     N/A       N/A


*Does not include Underlying Fund expenses that the Fund bears indirectly.

                               MORE ABOUT RISKS

The Funds have principal investment strategies that come with inherent risks. The following is a list of the principal risks associated with those strategies. Because the Balanced and Target Maturity Funds invest in the shares of the Underlying Funds, the Balanced and Target Maturity Funds will be subject to the risks of the Underlying Funds. The following table summarizes the types of risks described below that each Fund may experience:

                                                        Interest Investment
                            Currency Derivatives Credit   Rate     Style
     Fund                     Risk      Risk      Risk    Risk      Risk
     ----                   -------- ----------- ------ -------- ----------
     Equity................               X        X                 X
     Balanced..............    X          X        X       X         X
     Income................    X          X        X       X         X
     Short-Term Investment.               X        X       X         X
     Small Cap Growth......               X        X       X         X
     International Equity..    X          X        X       X         X
     Socially Responsible..               X        X                 X
     2010 Aggressive Fund..    X          X        X       X         X
     2010 Moderate Fund....    X          X        X       X         X
     2010 Conservative Fund    X          X        X       X         X
     2015 Moderate Fund....    X          X        X       X         X
     2025 Moderate Fund....    X          X        X       X         X
     2035 Moderate Fund....    X          X        X       X         X
     2045 Moderate Fund....    X          X        X       X         X


                                        Portfolio
                       Liquidity Market Strategy  Prepayment Reinvestment Turnover Valuation
Fund                     Risk     Risk    Risk       Risk        Risk       Risk     Risk
----                   --------- ------ --------- ---------- ------------ -------- ---------
Equity................     X       X        X
Balanced..............     X       X        X         X           X                    X
Income................     X       X        X         X           X          X         X
Short-Term Investment.             X        X                                X         X
Small Cap Growth......     X       X        X                                X         X
International Equity..     X       X        X                                          X
Socially Responsible..     X       X        X
2010 Aggressive Fund..     X       X        X         X           X          X         X
2010 Moderate Fund....     X       X        X         X           X          X         X
2010 Conservative Fund     X       X        X         X           X          X         X
2015 Moderate Fund....     X       X        X         X           X          X         X
2025 Moderate Fund....     X       X        X         X           X          X         X
2035 Moderate Fund....     X       X        X         X           X          X         X
2045 Moderate Fund....     X       X        X         X           X          X         X

Currency Risk. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk. When a Fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), the Fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non-hedging derivative positions may be substantially greater than the derivative's original cost.

Credit Risk. For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to a Fund. The credit risk of a Fund depends on the credit quality of its underlying securities. In general, for debt securities, the lower the credit quality of a Fund's securities, the higher the Fund's risk, all other factors such as maturity being equal.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities' prices vary inversely with changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

Investment Style Risk. During certain market conditions, a Fund with a more specific investment style (such as value or growth) may perform less well than a Fund that allows greater flexibility in the investment of assets.

Liquidity Risk. A Fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the Fund finds to be favorable. A Fund may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or performance.

Market Risk. For equity securities, stock market movements will affect a Fund's share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by a Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk. The performance of a Fund is in part dependent upon either Wilshire's or a subadviser's skill in making appropriate investments. To the extent that a Fund's investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of a Fund's strategy can lead to substantial differences in the sector or industry allocation of the Fund relative to the market or index.

Prepayment Risk. Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security's underlying pool of assets. While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value. Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value. Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or "called") prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and a Fund's income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Turnover Risk. A Fund that trades aggressively will experience high portfolio turnover and relatively higher brokerage and other transaction costs. Such transaction costs may lower a Fund's effective return.

Valuation Risk. A Fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

                   TYPES OF INVESTMENTS AND ASSOCIATED RISKS

Shareholders of each of the Equity Fund, Income Fund, Small Cap Growth Fund and International Equity Fund will be provided with at least 60 days prior notice of any change in the 80% investment policy of the Fund.

The following provides additional information on various types of instruments in which the Funds may invest and their associated risks. Because the Balanced and Target Maturity Funds invest in shares of the Underlying Funds, the Balanced and Target Maturity Funds indirectly invest in the same investments as listed for the Underlying Funds. For a more detailed description of the various types of instruments in which the Funds may invest and their associated risks, please see the section entitled "Description of Securities and Risks" in the Statement of Additional Information ("SAI").

ADRS, EDRS and GDRS. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. The Equity Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations, as described below under "Foreign Securities."

Foreign Securities. The Equity Fund, International Equity Fund, Small Cap Growth Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in foreign securities. Investing outside the United States involves economic and political considerations not typically applicable to U.S. markets. These considerations, which may favorably or unfavorably affect a Fund's performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are heightened in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Wilshire and the subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management. For a more detailed description of foreign securities, see the SAI.

Forward Foreign and Currency Exchange Contracts. The International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts ("forward contracts") up to 15% of the value of its total net assets, for hedging purposes only. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The agreed price may be fixed or within a specified range of prices. The Income Fund also may enter into foreign currency futures contracts and foreign currency options up to 15% of the value of total net assets, for hedging purposes only. Foreign currency futures contracts are standardized contracts traded on commodities exchanges that involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price. For a more detailed description of foreign currencies, see the SAI.

High-Yield (High-Risk) Securities. The Income Fund may invest in fixed income or convertible securities rated lower than "Baa" by Moody's or "BBB" by S&P, or unrated securities of comparable quality, which are commonly referred to as "junk bonds" or "high-yield/high-risk" securities. These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities. The value of these securities generally fluctuates more than those of higher-rated securities. The value of high-yield, high-risk securities may also be influenced by the bond market's perception of an issuer's credit quality or its outlook for economic growth. As with any other asset in the Fund's portfolio, any reduction in the value of such securities would be reflected in the net asset value of the Fund. In addition, a fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on Wilshire's and the subadvisers' credit analysis than generally would be the case with investments in investment grade securities. Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to sell particular securities. For a description of ratings, and a more detailed description of high-yield (high-risk) securities, see the SAI.


Illiquid Securities. The Income Fund may invest up to 10% of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. Each of the Small Cap Growth, International Equity and Socially Responsible Funds may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. Each of the Balanced and Income Funds may invest up to 10% of its net assets in illiquid securities and may not invest in "restricted securities" except for Rule 144A securities. The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act if they are determined to be liquid. Any such security will be considered liquid so long as it is determined by a subadviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. As a matter of operating policy, each Fund will invest only in Rule 144A securities that are deemed to be liquid, and will limit its investment in Rule 144A securities to 20% of its net assets.

The Equity Fund and Short-Term Investment Fund may not invest in illiquid or restricted securities or securities not fully marketable.


Mortgage- and Asset-backed Securities. The Income Fund may invest in mortgage- and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a subadviser may have to reinvest the proceeds from the securities at a lower interest rate. This could lower the Fund's return and result in losses to the Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations ("CMOs"). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks. For a more detailed description of mortgage- and asset-backed securities, see the SAI.

Adjustable Rate Mortgage Securities. The Income Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. For a more detailed description of adjustable rate mortgage securities, see the SAI.


Options and Futures Contracts. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in options and futures. The Equity Fund may invest in futures. Options are the right, but not the obligation to buy or sell a specified amount of securities or other assets on or before a fixed date. Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. The Funds may also invest in financial futures contracts and options on futures contracts to commit funds awaiting investment in securities or maintain cash liquidity or for other risk management purposes. For a more detailed description of options and futures contracts and their associated risks, see the SAI.


Securities Lending. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. Each of these Funds may not make such loans in excess of 33/1/3/ % of the value of its total assets, including collateral received. Loaned securities involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent. The Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund may not make loans to other persons, except by the purchase of obligations in which the Fund is authorized to invest.

When-Issued Purchases and Forward Commitments. The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund each may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. For a more detailed description of when-issued purchases and forward commitments, see the SAI.

                          THE FUND OF FUNDS STRUCTURE


The Balanced Fund and each of the Target Maturity Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Funds.

Each Balanced and Target Maturity Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. Wilshire constructs and maintains asset allocation strategies for the Balanced and Target Maturity Funds. The degree to which the Balanced or a Target Maturity Fund is invested in the particular market segments and/or asset classes represented by the Underlying Funds varies, as does the investment risk and reward potential represented by each Fund.


In managing the Balanced and Target Maturity Funds, Wilshire focuses on three key principles: asset allocation, portfolio structure, and continuous fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Funds) is the central theme of Wilshire's investment philosophy. Wilshire seeks to reduce risk by investing in Underlying Funds that are diversified within each asset class. Finally, Wilshire will rebalance allocations to ensure that the appropriate mix of assets is constantly in place.


Each Balanced and Target Maturity Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be notified in advance before the structure of the Balanced or a Target Maturity Fund is changed.


You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Balanced and Target Maturity Funds, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Balanced and Target Maturity Funds, but also expenses of the Balanced and Target Maturity Funds.

Each Underlying Fund is offered for sale by and described in this prospectus.

                                  MANAGEMENT

The overall responsibility for the supervision of the affairs of the Funds rests with the Board of Trustees. As described below, the Board has approved contracts with others to provide certain services to the Funds.


Investment Adviser. Since March 1, 1999, the Trust has employed Wilshire to manage the investment and reinvestment of the assets of the Equity, Balanced, Income, Short-Term Investment, Small Cap Growth, International Equity and Socially Responsible Funds and to continuously review, supervise and administer the Funds' investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended September 30, 2004. The Trust has employed Wilshire to manage the investment and reinvestment of the assets of the Target Maturity Funds and to continuously review, supervise and administer the Target Maturity Funds' investment programs under an Investment Advisory Agreement dated
April 28, 2006. Wilshire's principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085.


Wilshire's duties under the Investment Advisory Agreements include providing a continuous investment program for each Fund or recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund's assets designated from time to time by Wilshire, including investment, research and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of such Fund's assets. Wilshire also reviews, monitors and reports to the Board of Trustees regarding the performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with the Fund's continuous investment program. In addition, Wilshire maintains books and records with respect to its services under the Investment Advisory Agreements and furnishes the Board of Trustees with such periodic special reports as the Board may request.

Wilshire selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating subadvisers, and therefore Wilshire does not anticipate frequent changes in the subadvisers. Criteria for employment of subadvisers includes, but is not limited to, a subadviser's philosophy and process, people and organization, resources and performance. Subadvisers may have different investment styles and security selection disciplines.

Wilshire monitors the performance of each subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds' investment objectives, reallocates assets among individual subadvisers or recommends the employment or termination of particular subadvisers.

Pursuant to an exemptive order from the SEC, Wilshire, without shareholder approval, as normally would be required under the Investment Company Act of 1940, as amended (the "1940 Act"), may replace or add subadvisers and enter into sub-advisory agreements with these subadvisers upon approval of the Board of Trustees. Within 90 days of the hiring of any new subadviser or the implementation of any proposed material change to a sub-advisory agreement, shareholders will be furnished with an information statement that contains all information that would be included in a proxy statement regarding the new subadviser or sub-advisory agreement, except as modified by exemptive relief. Moreover, Wilshire will not enter into a sub-advisory agreement with any subadviser that is an "affiliated person," as defined in the 1940 Act, of the Trust or Wilshire, other than by reason of serving as a subadviser to one or more of the Funds, without shareholder approval. In addition, whenever a subadviser is hired or fired, Wilshire will provide the Board of Trustees with information showing the expected impact on Wilshire's profitability and will report such impact quarterly.

Each subadviser's fees will be paid by Wilshire out of the advisory fees that Wilshire receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers will depend upon the fee rate negotiated with Wilshire and upon the percentage of the Fund's assets allocated to that subadviser by Wilshire, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described above. Wilshire may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to Wilshire. Because Wilshire will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.


Shareholders should recognize, however, that in engaging new subadvisers and entering into sub-advisory agreements, Wilshire will negotiate fees with those subadvisers and, because these fees are paid by Wilshire and not directly by each Fund, any fee reduction negotiated by Wilshire may inure to Wilshire's benefit and any increase may inure to its detriment. However, Wilshire has agreed to waive its fee to the extent any fee reduction is negotiated with a subadviser for the Small Cap Growth and International Equity Funds. In addition, Wilshire has agreed to waive its fee and reimburse the Short-Term Investment Fund for all expenses except for custodian and trustees' fees through December 31, 2006. Wilshire has also contractually agreed to reimburse the Funds for certain fees and expenses payable to the Funds' third party administrator, transfer agent and principal underwriter through December 31, 2006. The fees paid to Wilshire by the Funds and the fees paid to the subadvisers by Wilshire are considered by the Board in approving the Funds' advisory and sub-advisory arrangements. Any change in the advisory fees paid by a Fund to Wilshire would require shareholder approval.

Information regarding the Board's approval of the Investment Advisory Agreement and Subadvisory Agreements of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund is included in the Annual Report to Shareholders dated December 31, 2005. Information regarding the Board's approval of the Investment Advisory Agreement for the Target Maturity Funds will be included in the semi-annual report to shareholders dated June 30, 2006.


For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, Wilshire receives a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:


                                        Rate on the       Rate on
                                      First $1 Billion  Fund Assets
                                             of          in Excess
           Fund                         Fund Assets    of $1 Billion
           ----                       ---------------- -------------
           Equity Fund...............      0.550%          0.450%
           Balanced Fund.............      0.550%*         0.450%*
           Income Fund...............      0.550%          0.450%
           Short-Term Investment Fund      0.275%          0.175%
           Small Cap Growth Fund.....      1.150%          1.150%

                                        Rate on the       Rate on
                                      First $1 Billion  Fund Assets
                                             of          in Excess
            Fund                        Fund Assets    of $1 Billion
            ----                      ---------------- -------------
            International Equity Fund      1.000%          0.900%
            Socially Responsible Fund      0.850%          0.750%
            2010 Aggressive Fund.....       0.35%           0.35%
            2010 Moderate Fund.......       0.35%           0.35%
            2010 Conservative Fund...       0.35%           0.35%
            2015 Moderate Fund.......       0.35%           0.35%
            2025 Moderate Fund.......       0.35%           0.35%
            2035 Moderate Fund.......       0.35%           0.35%
            2045 Moderate Fund.......       0.35%           0.35%


*The Balanced Fund operates under a "fund of funds" structure, primarily investing in shares of Underlying Funds. Under the "fund of funds" arrangement, Wilshire receives directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in Underlying Funds.


Through consulting and other arrangements similar to the Funds' "manager of managers" approach, Wilshire has also provided the same types of services to registered investment companies as are provided under the Investment Advisory Agreement.

The Subadvisers. Each subadviser serves pursuant to a subadvisory agreement with Wilshire. Wilshire uses a "manager of managers" approach for the Funds by which Wilshire allocates each Fund's assets among one or more "specialist" subadvisers. The assets of the Equity Fund are managed in part by AllianceBernstein, in part by Mellon Equity and in part by Wellington Management. The assets of the Income Fund are managed by Western Asset, WAML and BlackRock. WAML will manage the Income Fund's assets allocated by Western Asset to foreign securities. Western Asset also serves as the subadviser for the Short-Term Investment Fund. BlackRock and Mazama serve as the subadvisers for the Small Cap Growth Fund. New Star and the Boston Company serve as the subadvisers for the International Equity Fund. AllianceBernstein serves as the subadviser for the Socially Responsible Fund. Substantially all of the Balanced and Target Maturity Funds' assets are allocated to the Underlying Funds. See information on the Underlying Funds for the relevant subadvisers of the Balanced and Target Maturity Funds.


For Funds with multiple subadvisers, Wilshire has discretion over the percentage of assets allocated to each subadviser, and to the extent Wilshire deems appropriate to achieve a Fund's investment objective, may reallocate the percentage of the Fund's assets overseen by each subadviser at any time.

The Statement of Additional Information provides additional information about each Fund's portfolio managers, including their compensation, other accounts they manage, and their ownership of securities in the Fund they manage.


AllianceBernstein, 1345 Avenue of the Americas, New York, NY 10105 is a leading global investment management firm supervising client accounts with assets as of March 31, 2006, totaling approximately $617 billion. AllianceBernstein, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

Two managers are primarily responsible for overseeing the Socially Responsible Fund and AllianceBernstein's portion of the Equity Fund.

Marilyn G. Fedak, Executive Vice President and Chief Investment Officer -- U.S. Value Equities at AllianceBernstein since October 2, 2000 and prior to that Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford Bernstein since 1993; has managed portfolio investments since 1976; joined Sanford Bernstein in 1984; B.A., Smith College; M.B.A., Harvard Business School.

Ranji H. Nagaswami, Senior Portfolio Manager and member of the U.S. Value Equity Policy Group and the Risk Investment Policy Group at AllianceBernstein since 1999; from 1986 to 1999, Ms. Nagaswami progressed from quantitative analyst to managing director and co-head of U.S. Fixed Income at UBS Brinson and its predecessor firms; bachelor's degree, Bombay University; M.B.A., Yale University; Chartered Financial Analyst.

Mellon Equity, 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258, is a Pennsylvania limited liability partnership founded in 1987 and is an affiliate of the Boston Company. Mellon Equity is a professional investment counseling firm that provides investment management services to the equity and balanced pension, public fund and profit-sharing investment management markets, and is an investment adviser registered under the Advisers Act. Mellon Equity has discretionary management authority with respect to approximately $21.9 billion of assets as of March 31, 2006.


Jocelin A. Reed, CFA, Vice President and Portfolio Manager, is primarily responsible for overseeing Mellon Equity's portion of the Equity Fund. Ms. Reed joined Mellon Equity's staff in 1996. Prior to joining Mellon Equity, Ms. Reed was a Corporate Banking Relationship Manager in Mellon Bank's utilities lending group. In addition, Ms. Reed worked for J.P. Morgan and Deloitte & Touche. She earned her M.B.A. from the Joseph M. Katz School of Business at the University of Pittsburgh, following a B.S. in finance from The Pennsylvania State University. She is a member of the Pittsburgh Society of Financial Analysts and the CFA Institute.


Wellington Management, 75 State Street, Boston, Massachusetts 02109, is a registered investment adviser and had approximately $542 billion under management as of March 31, 2006.

Matthew E. Megargel, CFA, a Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 1999. Mr. Megargel joined the firm as an investment professional in 1983.

Jeffrey L. Kripke, a Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Kripke has been involved in portfolio management and securities analysis of the Fund since 2001. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001).

Maya K. Bittar, CFA, a Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Bittar has been involved in portfolio management and securities analysis of the Fund since 1999.

Michael D. Rodier, a Vice President and Equity Portfolio Manager of Wellington Management, joined the firm in 1982 and has been an investment professional since 1984. Mr. Rodier has been involved in portfolio management and securities analysis of the Fund since 1999.

Western Asset, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management were approximately $249.2 billion as of March 31, 2006. Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91105. Western Asset uses a centralized strategy group comprised of professionals who are expert in various investment disciplines to determine the investments for the Short-Term Investment Fund and for its portion of the Income Fund. Western uses a team approach to investment management, which revolves around the decisions of the group with expertise in all areas of the fixed-income market. The strategy group lays out basic parameters which are then executed by teams of professionals dedicated to specific sectors of the market.

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers James J. Flick, Andrea A. Mack and Kevin K. Kennedy manages the Fund's assets.

Messrs. Leech, Walsh, and Flick have each served as portfolio managers for Western Asset for over 10 years. Ms. Mack has been employed by Western Asset for the past 5 years. Ms. Mack became a Portfolio Manager in October 2001. Prior to that Ms. Mack was a Client Service Executive from 1998 to 2001.
Mr. Kennedy joined Western Asset in 2006. Prior to this, Mr. Kennedy was a managing director of Salomon Brothers Asset Management Inc. and was associated with Citigroup Inc. or its predecessor companies since 1993. Prior to joining Citigroup, Mr. Kennedy served as Managing Trader of the Treasurer's Division at Metropolitan Life Insurance Company, as a Trader at Kenny & Branisel Investments and as a Portfolio Manager at Bank of New York.

WAML, an indirect, wholly owned subsidiary of Legg Mason, Inc., and an affiliate of Western Asset, 10 Exchange Square London, EC2A 2EN, is a registered investment adviser founded in 1984 by the American Express organization. WAML is responsible for the management of global and international fixed income mandates including the non-U.S. portion of Western Asset's U.S. domestic clients' portfolios. WAML had approximately $513.3 billion under management as of March 31, 2006. WAML uses a strategy group comprised of professionals who are experts in various investment disciplines to determine the investments for its portion of the Income Fund. A team of investment professionals at WAML, led by Chief Investment Officer S. Kenneth Leech and Deputy Chief Investment Officer Stephen A. Walsh manages its portion of the Income Fund. Biographical information regarding Messrs. Leech and Walsh is disclosed in the preceding paragraph.

BlackRock, 40 East 52nd Street, New York, New York 10022, is a subsidiary of PNC Bank and a registered investment adviser. BlackRock had approximately $452 billion under management as of March 31, 2006.


Members of BlackRock's Investment Strategy Group are responsible for the day-to-day management of BlackRock's portion of the Income Fund. BlackRock's Investment Strategy Group includes the following individuals:

Keith Anderson, Managing Director, Chief Investment Officer for Fixed Income, member of Management Committee, co-head of the Fixed Income Operating Committee, Chairman of the Investment Strategy Group and member of the Treasury Borrowing Advisory Committee, is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios at BlackRock. Prior to founding BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Anderson earned a B.S. in economics and finance from Nichols College and a M.B.A. in business administration from Rice University.

Scott Amero, Managing Director, co-head of fixed income portfolio management, co-head of taxable credit research and a member of BlackRock's Management Committee and Fixed Income Operating Committee, is a senior strategist and portfolio manager with specific responsibility for overseeing all credit-related fixed income sectors, and the short duration and corporate bond portfolios. Prior to joining BlackRock in 1990, Mr. Amero was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Amero earned a B.A. in applied math and economics from Harvard University and an M.B.A. in finance from New York University.

Andrew J. Phillips, Managing Director, portfolio manager and member of the Fixed Income Operating Committee, is primarily responsible for the consistent implementation of investment strategies across all total return accounts with a sector emphasis on mortgage securities. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company. Mr. Phillips earned a B.S. in industrial and labor relations and an M.B.A. in finance, both from Cornell University.

BlackRock's portion of the Small Cap Growth Fund is managed by BlackRock's Small and Mid Cap Growth Team. The team is supported by BlackRock's Small Cap Growth research analysts along with quantitative analysts and traders. The Small and Mid Cap Growth Team includes the following individuals:

Neil D. Wagner, Director, is the Small Cap Growth Fund's lead portfolio manager. Prior to joining BlackRock in 2002, Mr. Wagner managed small and mid cap growth portfolios at MFS Investment Management since 1998. Mr. Wagner received a B.A. degree, summa cum laude, with high honors in mathematics and physics from Colgate University.

Andrew F. Thut, Vice President and research analyst, is a member of the Small and Mid Cap Growth Team as well as the back-up portfolio manager. Prior to joining BlackRock in 2002, Mr. Thut was an equity analyst at MFS Investment Management since 1998. Prior to joining MFS, Mr. Thut worked in the technology banking group at BT Alex Brown. Mr. Thut earned a B.A. degree in history from Dartmouth College.


Mazama, One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, is a registered investment adviser. Mazama had approximately $7.9 billion under management as of March 31, 2006. Mazama's portion of the Small Cap Growth Fund is managed by the Small Cap Growth team, which is supported by Mazama's research analysts and traders and includes the following individuals:


Ronald A. Sauer is the senior portfolio manager. Mr. Sauer has over 24 years of investment experience, has been a portfolio manager at Mazama since founding the firm in 1997 and was previously President and Director of Research for Black and Company, Inc., a leading Northwest investment firm.

Steven C. Brink, CFA, is a portfolio manager and is responsible for overseeing research. He has been at Mazama since its founding in 1997 and was previously chief investment officer at U.S. Trust. Mr. Brink has over 27 years of investment experience.


New Star, 1 Knightsbridge Green, London, England SW1X7NE, is a registered investment adviser. New Star had approximately $13.3 billion in assets under management as of March 31, 2006. Four portfolio managers are responsible for the day-to-day management of New Star's portion of the International Equity Fund.


Tim Bray, Equity Investment Manager, has been with New Star and its predecessor firms since 1985. He was previously with Coutts & Company. Mr. Bray has a BSc from the University of London.

Brian Coffey, Investment Manager, has been with New Star and its predecessor firms since 1988. Mr. Coffey has a BSc from University of London and a BSc from University College Galway.


The Boston Company, One Boston Place, Boston, Massachusetts 02108, is a registered investment adviser founded in 1970. The Boston Company is an indirect, wholly-owned subsidiary of Mellon Financial Corporation and is an affiliate of Mellon Equity. The Boston Company provides investment management services to tax-exempt institutional plan sponsors, endowment trusts and mutual funds. The Boston Company had approximately $64.2 billion in assets under management as of March 31, 2006.

Four portfolio managers are responsible for the day-to-day management of the Boston Company's portion of the International Equity Fund.


D. Kirk Henry, CFA, is Senior Vice President and Director of International Equities. He has been with the Boston Company for nine years and has twenty years of investment experience, including with Cseh International & Associates, Inc., Provident Capital Management, Inc., First Chicago Investment Advisors and Sears Investment Management Company. Mr. Henry has a B.A. from Stanford University and an M.B.A. from the University of Chicago.

Clifford A. Smith, CFA, is Senior Vice President and has been with the Boston Company for five years. Previously he was an analyst for the Corporate Banking Division of Mellon Bank and before that as a project manager for the U.S. Department of Energy. Mr. Smith has a B.S. in Engineering from Pennsylvania State University, an M.S. in Engineering from Princeton University and an M.B.A. from Carnegie Mellon University.


Andrew B. Johnsen, CFA, is Senior Portfolio Manager on the International Value Equity portfolio management team. He has been with the Boston Company for 10 years and has 18 years of experience. Prior to joining the Boston Company, Andrew was employed as an equity research analyst at Templeton Investment Counsel, Inc.

Parameswari Roychoudhury, CFA, is a Portfolio Manager on the International Value Equity portfolio management team. He has been with the Boston Company for 14 years and has 14 years of experience. Prior to joining the Boston Company, Param started her career as a finance intern at Boston Company and a management intern with the Boston Company Economic Advisors.


Portfolio Holdings. A description of the policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

                              DISTRIBUTION PLANS


The Equity, Balanced, Income, Short-Term Investment, Small Cap Growth, International Equity and Socially Responsible Funds have adopted a plan under Rule 12b-1 of 1940 Act that provides for a fee of 0.25% of each Fund's average net assets payable to PFPC Distributors, Inc. (the "Distributor") to compensate the Distributor for distribution and other services provided to shareholders.

The Target Maturity Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund's average net assets payable to the Distributor to reimburse the Distributor for distribution and other services provided to shareholders. Currently, there is no expectation that the Target Maturity Funds will incur expenses for distribution and shareholder services.


Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

                           PURCHASES AND REDEMPTIONS

Shares of each Fund are currently sold only to insurance company separate accounts. Previously, shares of the Equity Fund were available to the public. While Equity Fund shares may no longer be purchased by the general public, existing public shareholders may acquire additional shares through the automatic reinvestment of dividends and distributions. Shareholder subscriptions and redemptions are effected at the price based on the next calculation of net asset value per share after receipt of a request by the insurance company.

Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. The net asset value of each Fund's shares is determined on each day the New York Stock Exchange ("NYSE") is open for trading at the close of regular trading on the NYSE (normally 3:00 p.m. Central Time). No valuations are made for any day that the NYSE is closed. The computation is made by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund, less its liabilities.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation ("Nasdaq") System are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members are representatives of Wilshire, or the Funds' Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Investments in Underlying Funds by the Balanced and Target Maturity Funds are valued at their net asset value as reported by the Underlying Funds.

Except in extraordinary circumstances and as permissible under the 1940 Act, redemption proceeds are paid on or before the third business day following the date the request for redemption is received.

Redemption of Equity Fund Shares by Existing Public Shareholders -- The Equity Fund will redeem shares from public shareholders at the net asset value per share next determined after receipt of a redemption request. If stock certificates have been issued, the signature of each party must be medallion guaranteed. If certificates are lost, the shareholder will need to submit an Affidavit of Loss form and a Lost Instrument Bond will be required. Documents may be obtained by calling the Transfer Agent at 1-888-200-6796. The cost for this bond must be paid by the shareholder. For redemption and re-registration requests of $50,000 and greater, the signature of each party must be medallion guaranteed. For redemption and re-registration requests of any amount being sent to a payee or address other than that of record, the signature of each party must be medallion guaranteed.

If no certificates have been issued to the shareholder, redemption may be accomplished by signing a written request. The request should be sent to the Wilshire Variable Insurance Trust, P.O. Box 9807, Providence, Rhode Island 02940, and should identify the account by number and the name(s) in which the account is registered. The request must be signed exactly as the account is registered. On a jointly held account, all owners must sign. Provided the request is received in good form, payment for shares redeemed will be made by the Fund within three business days of the receipt.

Systematic Cash Withdrawal Plan -- When an Equity Fund public shareholder has accumulated $5,000 or more of Equity Fund shares in his or her account, shares may be withdrawn automatically through the Systematic Cash Withdrawal Plan (the "Plan"). A shareholder may receive checks monthly, quarterly, semi-annually or annually in any amount requested, but not less than $25. In determining eligibility for the Plan, the value of a public shareholder's account is determined at the net asset value on the date the Plan request is received in good order. Payments under the Plan will be made either on the 1st or 15th of the month, as selected by the shareholder. A sufficient number of shares will be redeemed from the shareholder's account at the net asset value on the specified date to provide funds for payments under the Plan, thus reducing the shareholder's account value. Depending on the amount and frequency of withdrawals, payments under the Plan may exhaust the shareholder's account. There is no redemption charge with respect to the shares redeemed from the shareholder's account. A Plan may be terminated upon written request. Shares issued in certificate form are not eligible for participation in the Plan.

Customer Identification Program -- Record owners of the Funds are the insurance companies that offer the Funds as choices for holders of certain variable annuity contracts. The Funds have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions, including the Funds, to obtain, verify, and record information that identifies each person who opens an account. When an insurance company opens an account, the Funds will ask for its name, address, and other information that will allow the Funds to identify the company. This information will be verified to ensure the identity of all persons opening an account.

For certain insurance companies, the Funds might request additional information (for instance, the Funds would ask for documents such as the insurance company's articles of incorporation) to help verify the insurance company's identity.

The Funds will not complete the purchase of any Fund shares for an account until all required and requested identification information has been provided and the application has been submitted in proper order. Once the application is determined to be in proper order, Fund purchase(s) will be effected at the net asset value per share next calculated.

The Funds may reject a new account application if the insurance company does not provide any required or requested identifying information, or for other reasons.

The Funds may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase Fund shares in a shareholder's account); suspend account services; and/or involuntarily redeem the account if the Funds think that the account is being used for fraudulent or illegal purposes by the insurance company or by the variable annuity contract owner; one or more of these actions will be taken when, at the sole discretion of the Funds, they are deemed to be in a Fund's best interest or when the Fund is requested or compelled to do so by governmental authority or by applicable law.

The Funds may close and liquidate an account if they are unable to verify provided information, or for other reasons; if the Funds decide to close the account, the Funds' shares will be redeemed at the net asset value per share next calculated after the Funds determine to close the account; the insurance company/you may be subject to gain or loss on the redemption of the fund shares and the insurance company/you may incur tax liability.

Short-Term and Excessive Trading -- The Trust and its Funds are designed for long-term investors. The Funds do not accommodate short-term or excessive trading and ask the insurance companies that offer the Funds for cooperation in discouraging such trading activity through their variable annuity contracts. Such trading may present risks to other shareholders in the Fund, including disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact a Fund's net asset value and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading. Shares of the Funds are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Funds. Accordingly, the Funds do not have access to information regarding trading activity by individual contract owners and therefore are unable to monitor individual contract owners for violations of the Funds' policy. The Board has directed Wilshire to seek to have the participating insurance companies monitor the trading activity of the individual contract owners to detect and deter market timing and encourages such insurance companies to take appropriate actions to deter market timing.

There is no assurance that the Trust or its agents will gain access to any or all information necessary to detect market timing in the variable annuity contracts. The Trust is severely limited in its ability to monitor the trading activity or enforce the Trust's market timing trading policy because each insurance company has the relationship with, and is responsible for maintaining the account records of, the individual variable annuity contract owners. In addition, there may be legal and technical limitations on the ability of an insurance company to impose trading restrictions and to apply the Trust's market timing trading policy to their variable annuity contract owners. As a result, should it occur, the Trust may not be able to detect market timing activity that may be facilitated or tolerated by insurance companies, and there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.

                  DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. All dividends or distributions paid on Fund shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the respective Fund at the net asset value determined on the dividend payment date.

Under the Internal Revenue Code of 1986, as amended, the life insurance company issuing your variable contract is taxed as a life insurance company and the operations of its separate accounts are taxed as part of its total operations. Under current interpretations of existing federal income tax law, investment income and capital gains of separate accounts are not subject to federal income tax to the extent applied to increase the value of variable annuity contracts. Tax consequences to variable annuity contract holders are described in your variable annuity contract prospectus issued by the applicable insurance company separate account.

Public shareholders of the Equity Fund may elect to receive cash dividends and will be notified of the amount and type of distribution. If a shareholder elects to receive a cash dividend and the dividend check is returned by the postal service, attempts will be made to locate the shareholder. If the attempts to locate are unsuccessful, the shareholder's dividend option will be changed to reinvestment. Dividends will be taxable to the shareholder whether paid in cash or reinvested in additional shares. When new shares are added to an Equity Fund public shareholder's account through the reinvestment of dividends or when distributions occur, a confirmation statement is sent to the public shareholder showing the number of shares that were credited to the account, the net asset value per share and the total number of shares in the account.

A dividend or capital gain distribution will reduce the per share net asset value by the amount of the dividend or distribution. Shortly after the end of each year, Equity Fund shareholders will be informed of the amount of and the federal income tax treatment of all distributions made during the year. If not otherwise subject to tax on their income, public shareholders will not be required to pay tax on amounts distributed to them. Shareholders must determine for themselves the applicability of state and local taxes to dividends and distributions received on Equity Fund shares.

By law, a Fund must withhold 28% of your distributions and proceeds paid to you if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so. The tax discussion set forth above is included for general information only. Investors and prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Tax Matters" in the SAI.

                             FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended December 31, 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request. Another accounting firm audited this information for the four fiscal years prior to that. No financial highlights are presented for the Target Maturity Funds because each Fund had not commenced operations as of December 31, 2005.


                                  EQUITY FUND


                                                                            YEARS ENDED DECEMBER 31,
                                                               -------------------------------------------------
                                                                 2005      2004      2003       2002       2001
                                                               --------  --------  --------  --------   --------
Net asset value, beginning of year............................ $  21.34  $  19.63  $  15.56  $  19.57   $  20.65
                                                               --------  --------  --------  --------   --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income*........................................     0.25      0.26      0.21      0.21       0.21
Net realized and unrealized gain/(loss) on investments........     1.01      1.73      4.08     (4.01)     (1.08)
                                                               --------  --------  --------  --------   --------
Total from investment operations..............................     1.26      1.99      4.29     (3.80)     (0.87)
                                                               --------  --------  --------  --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income..........................    (0.25)    (0.28)    (0.22)    (0.21)     (0.21)
                                                               --------  --------  --------  --------   --------
Total distributions...........................................    (0.25)    (0.28)    (0.22)    (0.21)     (0.21)
                                                               --------  --------  --------  --------   --------
Net asset value, end of year.................................. $  22.35  $  21.34  $  19.63  $  15.56   $  19.57
                                                               ========  ========  ========  ========   ========
Total return/(1)(2)/..........................................     5.90%    10.15%    27.57%   (19.43)%    (4.21)%
                                                               ========  ========  ========  ========   ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)............................ $505,499  $535,028  $531,511  $449,559   $600,016
Operating expenses including reimbursement/waiver and
 excluding earnings credits...................................     0.86%     0.87%     0.87%     0.82%      0.82%
Operating expenses excluding reimbursement/waiver and earnings
 credits......................................................     0.93%     0.91%     0.91%     0.86%      0.87%
Net investment income including reimbursement/waiver and
 excluding earnings credits...................................     1.15%     1.30%     1.17%     1.13%      1.04%
Net investment income excluding reimbursement/waiver and
 earnings credits.............................................     1.08%     1.26%     1.13%     1.09%      0.99%
Portfolio turnover rate.......................................       44%       35%       43%       36%        38%

------------------

/(1)/Total return represents aggregate total return for the period indicated. /(2)/If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all years shown.
* The selected per share data was calculated using the average shares outstanding method for the period.

                                 BALANCED FUND



                                                                            YEARS ENDED DECEMBER 31,
                                                               -------------------------------------------------
                                                                 2005      2004      2003       2002      2001
                                                               --------  --------  --------  --------   --------
Net asset value, beginning of year............................ $  17.95  $  17.02  $  14.52  $  16.34   $  16.76
                                                               --------  --------  --------  --------   --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income*........................................     0.11      0.38      0.33      0.43       0.65
Net realized and unrealized gain/(loss) on investments........     0.66      1.01      2.51     (1.79)     (0.41)
                                                               --------  --------  --------  --------   --------
Total from investment operations..............................     0.77      1.39      2.84     (1.36)      0.24
                                                               --------  --------  --------  --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income..........................       --     (0.46)    (0.34)    (0.46)     (0.66)
                                                               --------  --------  --------  --------   --------
Total distributions...........................................       --     (0.46)    (0.34)    (0.46)     (0.66)
                                                               --------  --------  --------  --------   --------
Net asset value, end of year.................................. $  18.72  $  17.95  $  17.02  $  14.52   $  16.34
                                                               ========  ========  ========  ========   ========
Total return/(1)(2)/..........................................     4.29%     8.18%    19.56%    (8.27)%     1.39%
                                                               ========  ========  ========  ========   ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)............................ $256,819  $269,488  $270,261  $240,562   $292,176
Operating expenses including reimbursement/waiver and
 excluding earnings credits...................................     0.06%     0.04%     0.05%     0.04%      0.05%
Operating expenses excluding reimbursement/waiver and earnings
 credits......................................................     0.06%     0.04%     0.05%     0.04%      0.05%
Net investment income including reimbursement/waiver and
 excluding earnings credits...................................     0.60%     2.20%     2.14%     2.77%      3.79%
Net investment income excluding reimbursement/waiver and
 earnings credits.............................................     0.60%     2.20%     2.14%     2.77%      3.79%
Portfolio turnover rate.......................................        1%        6%        9%       13%        10%

------------------

/(1)/Total return represents aggregate total return for the period indicated. /(2)/If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all years shown.
* The selected per share data was calculated using the average shares outstanding method for the period.

                                  INCOME FUND



                                                                           YEARS ENDED DECEMBER 31,
                                                               ------------------------------------------------
                                                                 2005      2004      2003      2002      2001
                                                               --------  --------  --------  --------  --------
Net asset value, beginning of year............................ $  12.16  $  12.26  $  12.43  $  12.30  $  12.39
                                                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income*........................................     0.45      0.41      0.55      0.69      0.78
Net realized and unrealized gain/(loss) on investments........    (0.21)     0.19      0.35      0.42      0.33
                                                               --------  --------  --------  --------  --------
Total from investment operations..............................     0.24      0.60      0.90      1.11      1.11
                                                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income..........................       --     (0.47)    (0.33)    (0.57)    (0.85)
Distributions from capital gains..............................       --     (0.23)    (0.74)    (0.41)    (0.35)
                                                               --------  --------  --------  --------  --------
Total distributions...........................................       --     (0.70)    (1.07)    (0.98)    (1.20)
                                                               --------  --------  --------  --------  --------
Net asset value, end of year.................................. $  12.40  $  12.16  $  12.26  $  12.43  $  12.30
                                                               ========  ========  ========  ========  ========
Total return/(1)(2)/..........................................     1.97%     4.94%     7.25%     9.20%     8.88%
                                                               ========  ========  ========  ========  ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)............................ $127,380  $127,557  $125,148  $114,935  $126,045
Operating expenses including reimbursement/waiver and
 excluding earnings credits...................................     0.95%     0.91%     0.89%     0.85%     0.81%
Operating expenses excluding reimbursement/waiver and earnings
 credits......................................................     1.00%     0.93%     0.93%     0.90%     0.88%
Net investment income including reimbursement/waiver and
 excluding earnings credits...................................     3.64%     3.25%     4.25%     5.41%     5.96%
Net investment income excluding reimbursement/waiver and
 earnings credits.............................................     3.59%     3.23%     4.21%     5.36%     5.89%
Portfolio turnover rate.......................................      765%      595%      482%      316%      348%

------------------

/(1)/Total return represents aggregate total return for the period indicated. /(2)/If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all years shown.
* The selected per share data was calculated using the average shares outstanding method for the period.

                          SHORT-TERM INVESTMENT FUND



                                                                YEARS ENDED DECEMBER 31,
                                                         --------------------------------------
                                                          2005    2004    2003    2002    2001
                                                         ------  ------  ------  ------  ------
Net asset value, beginning of year...................... $10.11  $10.10  $10.09  $10.08  $ 9.92
                                                         ------  ------  ------  ------  ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income*..................................   0.29    0.13    0.12    0.18    0.39
Net realized and unrealized gain/(loss) on investments..   0.02   (0.01)  (0.02)  (0.01)   0.12
                                                         ------  ------  ------  ------  ------
Total from investment operations........................   0.31    0.12    0.10    0.17    0.51
                                                         ------  ------  ------  ------  ------
LESS DISTRIBUTIONS:
Dividends from net investment income....................  (0.03)  (0.11)  (0.09)  (0.16)  (0.33)
Distributions from capital gains........................     --      --      --      --   (0.02)
                                                         ------  ------  ------  ------  ------
Total distributions.....................................  (0.03)  (0.11)  (0.09)  (0.16)  (0.35)
                                                         ------  ------  ------  ------  ------
Net asset value, end of year............................ $10.39  $10.11  $10.10  $10.09  $10.08
                                                         ======  ======  ======  ======  ======
Total return/(1)(2)/....................................   3.02%   1.22%   1.03%   1.72%   5.17%
                                                         ======  ======  ======  ======  ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)...................... $3,394  $3,182  $4,843  $4,183  $2,796
Operating expenses including reimbursement/waiver and
 excluding earnings credits.............................   0.20%   0.17%   0.17%   0.33%   0.33%
Operating expenses excluding reimbursement/waiver and
 earnings credits.......................................   1.21%   1.11%   1.07%   1.16%   1.36%
Net investment income including reimbursement/waiver and
 excluding earnings credits.............................   2.87%   1.19%   1.16%   1.76%   4.20%
Net investment income excluding reimbursement/waiver and
 earnings credits.......................................   1.85%   0.25%   0.18%   0.93%   3.17%
Portfolio turnover rate.................................      0%      0%      0%      0%      0%

------------------

/(1)/Total return represents aggregate total return for the period indicated. /(2)/If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all years shown.
* The selected per share data was calculated using the average shares outstanding method for the period.

                             SMALL CAP GROWTH FUND



                                                                             YEARS ENDED DECEMBER 31,
                                                                 -----------------------------------------------
                                                                   2005      2004      2003      2002      2001
                                                                 -------   -------   -------   -------   -------
Net asset value, beginning of year.............................. $ 12.33   $ 11.81   $  7.43   $ 12.15   $ 17.31
                                                                 -------   -------   -------   -------   -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss*............................................   (0.11)    (0.16)    (0.14)    (0.15)    (0.12)
Net realized and unrealized gain/(loss) on investments..........    0.56      0.68      4.52     (4.57)    (5.04)
                                                                 -------   -------   -------   -------   -------
Total from investment operations................................    0.45      0.52      4.38     (4.72)    (5.16)
                                                                 -------   -------   -------   -------   -------
Net asset value, end of year.................................... $ 12.78   $ 12.33   $ 11.81   $  7.43   $ 12.15
                                                                 =======   =======   =======   =======   =======
Total return/(1)(2)/............................................    3.65%     4.40%    58.95%   (38.93)%  (29.81)%
                                                                 =======   =======   =======   =======   =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets end of year (in 000's)............................... $52,655   $56,286   $57,193   $34,768   $58,437
Operating expenses including reimbursement/waiver and excluding
 earnings credits...............................................    1.66%     1.58%     1.66%     1.66%     1.54%
Operating expenses excluding reimbursement/waiver and earnings
 credits........................................................    1.73%     1.77%     1.79%     1.82%     1.71%
Net investment loss including reimbursement/waiver and excluding
 earnings credits...............................................   (0.94)%   (1.38)%   (1.52)%   (1.61)%   (1.14)%
Net investment loss excluding reimbursement/waiver and earnings
 credits........................................................   (1.01)%   (1.57)%   (1.65)%   (1.77)%   (1.31)%
Portfolio turnover rate.........................................     152%       96%      206%      234%      319%

------------------
/(1)/Total return represents aggregate total return for the period indicated. /(2)/If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all years shown.
* The selected per share data was calculated using the average shares outstanding method for the period.

                           INTERNATIONAL EQUITY FUND


                                                                           YEARS ENDED DECEMBER 31,
                                                                --------------------------------------------
                                                                  2005     2004     2003     2002      2001
                                                                -------  -------  -------  -------   -------
Net asset value, beginning of year............................. $ 11.91  $ 10.91  $  8.30  $ 10.52   $ 14.27
                                                                -------  -------  -------  -------   -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)*..................................    0.10     0.03     0.05    (0.01)       --
Net realized and unrealized gain/(loss) on investment..........    1.11     1.13     2.64    (2.21)    (3.75)
                                                                -------  -------  -------  -------   -------
Total from investment operations...............................    1.21     1.16     2.69    (2.22)    (3.75)
                                                                -------  -------  -------  -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income...........................   (0.01)   (0.16)   (0.08)    0.00      0.00
                                                                -------  -------  -------  -------   -------
Total distributions............................................   (0.01)   (0.16)   (0.08)    0.00      0.00
                                                                -------  -------  -------  -------   -------
Net asset value, end of year................................... $ 13.11  $ 11.91  $ 10.91  $  8.30   $ 10.52
                                                                =======  =======  =======  =======   =======
Total return/(1)(2)/...........................................   10.12%   10.61%   32.49%  (20.99)%  (26.35)%
                                                                =======  =======  =======  =======   =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)............................. $41,882  $39,276  $35,741  $26,286   $33,544
Operating expenses including reimbursement/waiver and excluding
 earnings credits..............................................    1.71%    1.55%    1.46%    1.58%     1.53%
Operating expenses excluding reimbursement/waiver and earnings
 credits.......................................................    1.80%    1.60%    1.51%    1.62%     1.54%
Net investment income/(loss) including reimbursement/waiver and
 excluding earnings credits....................................    0.84%    0.26%    0.59%   (0.08)%    0.00%
Net investment income/(loss) excluding reimbursement/waiver and
 earnings credits..............................................    0.75%    0.21%    0.54%   (0.12)%   (0.01)%
Portfolio turnover rate........................................      48%     161%      68%     139%      103%

------------------

/(1)/Total return represents aggregate total return for the period indicated. /(2)/If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all years shown.
* The selected per share data was calculated using the average shares outstanding method for the period.

                           SOCIALLY RESPONSIBLE FUND


                                                                              YEARS ENDED DECEMBER 31,
                                                                   --------------------------------------------
                                                                     2005     2004     2003     2002      2001
                                                                   -------  -------  -------  -------   -------
Net asset value, beginning of year................................ $ 15.42  $ 13.79  $ 10.87  $ 12.75   $ 14.11
                                                                   -------  -------  -------  -------   -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income*............................................    0.20     0.19     0.17     0.16      0.14
Net realized and unrealized gain/(loss) on investments............    0.59     1.64     2.92    (1.88)    (1.17)
                                                                   -------  -------  -------  -------   -------
Total from investment operations..................................    0.79     1.83     3.09    (1.72)    (1.03)
                                                                   -------  -------  -------  -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income..............................   --/1/    (0.20)   (0.17)   (0.16)    (0.14)
Distributions from capital gains..................................      --       --       --       --     (0.19)
                                                                   -------  -------  -------  -------   -------
Total distributions...............................................      --    (0.20)   (0.17)   (0.16)    (0.33)
                                                                   -------  -------  -------  -------   -------
Net asset value, end of year...................................... $ 16.21  $ 15.42  $ 13.79  $ 10.87   $ 12.75
                                                                   =======  =======  =======  =======   =======
Total return/(2)(3)/..............................................    5.13%   13.30%   28.45%  (13.48)%   (7.30)%
                                                                   =======  =======  =======  =======   =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)................................ $79,445  $80,336  $73,965  $58,960   $71,644
Operating expenses including reimbursement/waiver and excluding
 earnings credits.................................................    1.03%    1.01%    1.03%    0.99%     1.04%
Operating expenses excluding reimbursement/waiver and earnings
 credits..........................................................    1.26%    1.21%    1.22%    1.19%     1.20%
Net investment income including reimbursement/waiver and excluding
 earnings credits.................................................    1.29%    1.35%    1.39%    1.35%     1.05%
Net investment income excluding reimbursement/waiver and earnings
 credits..........................................................    1.06%    1.15%    1.20%    1.15%     0.89%
Portfolio turnover rate...........................................      28%      32%      37%      27%      142%

------------------

/(1)/Less than 0.01 per share.
/(2)/Total return represents aggregate total return for the period indicated. /(3)/If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all years shown.
* The selected per share data was calculated using the average shares outstanding method for the period.

                               OTHER INFORMATION

                       Public Shareholder Communications

To ensure receipt of communications related to investments in the Equity Fund, public shareholders must notify the Equity Fund of address changes. Notice of a change in address may be sent to the Wilshire Variable Insurance Trust, P.O. Box 9807, Providence, Rhode Island 02940.

                            Shareholders' Inquiries

For questions concerning investments in the Funds through your variable annuity contract, call your insurance company.

Equity Fund public shareholders may contact the Equity Fund by mail at Wilshire Variable Insurance Trust, P.O. Box 9807, Providence, Rhode Island 02940.

                            Additional Information

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to Shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. The financial statements included in the Funds' annual reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

The SAI contains more detailed information about the Funds. The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

To receive, without charge, a copy of the annual and/or semi-annual reports of the Wilshire Variable Insurance Trust and/or a copy of the Statement of Additional Information for the Wilshire Variable Insurance Trust, please write to the address indicated below or call 1-888-200-6796.

      Wilshire Variable Insurance Trust
      1299 Ocean Avenue, Suite 700
      Santa Monica, CA 90401

The Funds' annual and semi-annual reports and SAI are not available on a fund website since the Funds do not have a website.

Information about the funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Also, information on the operation of the public reference room may be obtained by calling the Commission at 1-202-551-5850. Reports and other information about the funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F. Street NE, Room 1580, Washington, D.C. 20549.

No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

Investment Company Act File No. 811-07917

                      STATEMENT OF ADDITIONAL INFORMATION

                       WILSHIRE VARIABLE INSURANCE TRUST

                                  May 1, 2006

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the current Prospectus, dated May 1, 2006, as supplemented from time to time. This SAI is incorporated in its entirety into the Prospectus. The audited financial statements for the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund for the year ended December 31, 2005, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Funds' Annual Report dated December 31, 2005. There are no financial statements for the 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund because these Funds had not commenced operations as of December 31, 2005. Copies of the Prospectus and the Funds' financial statements are available, without charge, by writing to the Wilshire Variable Insurance Trust, 760 Moore Road, King of Prussia, Pennsylvania 19406, or by telephoning 1-888-200-6796.

                               TABLE OF CONTENTS


                                                                    PAGE
                                                                    ----
        The Trust and the Funds....................................  B-1
        Additional Investment Policies.............................  B-1
        Investment Restrictions....................................  B-3
        Description of Securities and Risks........................  B-7
        Management of the Funds.................................... B-26
        Investment Advisory Agreements............................. B-31
        Brokerage Allocation....................................... B-57
        Distributor................................................ B-59
        Other Services............................................. B-62
        Voting Rights.............................................. B-63
        Purchase, Redemption and Pricing of Fund Shares............ B-64
        Tax Matters................................................ B-65
        Control Persons and Principal Holders of Securities........ B-67
        General Information........................................ B-68
        Financial Statements....................................... B-69
        Appendix A Description of Commercial Paper and Bond Ratings B-70

                            THE TRUST AND THE FUNDS

The Wilshire Variable Insurance Trust (the "Trust") is an open-end, diversified management investment company organized as a Delaware statutory trust under a Declaration of Trust dated November 7, 1996. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") and is made up of a series of portfolios (the "Funds"). The Declaration of Trust permits the Trust to offer shares of separate funds and as of the date of this SAI the Trust consisted of fourteen separate Funds. The 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (the "Target Maturity Funds") commenced operations on May 1, 2006. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of funds in addition to the Funds described herein.


The Trust employs Wilshire Associates Incorporated (the "Adviser") to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds' investment programs. The Adviser has entered into agreements with AllianceBernstein, L.P. ("AllianceBernstein"), Mellon Equity Associates, LLP ("Mellon Equity") and Wellington Management Company, LLP ("Wellington Management") to serve as subadvisers for the Equity Fund. Western Asset Management Company ("Western Asset"), Western Asset Management Company Limited ("WAML") and BlackRock Financial Management, Inc. ("BlackRock") serve as the subadvisers for the Income Fund. Western Asset serves as the subadviser for the Short-Term Investment Fund. BlackRock and Mazama Capital Management, Inc. ("Mazama") serve as the subadvisers for the Small Cap Growth Fund. New Star Institutional Managers Limited ("New Star") and The Boston Company Asset Management, LLC (the "Boston Company") serve as the subadvisers for the International Equity Fund. Bernstein also serves as the subadviser for the Socially Responsible Fund.


As described below, under the fund of funds structure, the Adviser allocates the assets of the Balanced Fund and Target Maturity Funds among the other Funds of the Trust (the "Underlying Funds").

The investment objectives and policies of each Fund are described in the Prospectus. Prospective purchasers should recognize that there are risks in the ownership of any security and that there can be no assurance that the objectives of the Funds will be realized.

Each Fund seeks to attain its objective by pursuing investment policies that call for investments in certain types of securities and by employing various investment strategies. These investment policies and strategies may be changed without shareholder approval. However, each Fund will not, as a matter of policy, change its investment policies without notice to its shareholders.

Each Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Fund" as defined in the 1940 Act. In addition, the objective of each of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may be changed only with the approval of a "majority of the outstanding shares of a Fund."

                        ADDITIONAL INVESTMENT POLICIES

The following is a discussion of additional investment policies not discussed in the Trust's Prospectus.

EQUITY FUND. The portfolio investments of the Equity Fund are not concentrated in any one industry or group of industries, but are varied according to what is judged advantageous under varying economic conditions. While the portfolio is diversified by investment in a cross-section of businesses and industries, the Equity Fund follows a policy of flexibility. The Equity Fund does not invest in companies for the purpose of exercising control of management. Moreover, the Fund will not invest in securities subject to restrictions on disposition under the Securities Act of 1933 (the "1933 Act") or purchase securities not freely marketable.

It is the policy of the Equity Fund to purchase and hold securities believed to have potential for long-term capital growth. Investment income is a secondary consideration in the selection of portfolio securities. The Equity Fund does not buy and sell for short-term trading profits. Therefore, portfolio changes usually are accomplished gradually. However, Fund management is not restricted and may effect short-term transactions when subsequent events make an investment undesirable for long-term holding.

The Equity Fund may invest a portion of its assets in U.S. dollar-denominated investment grade fixed-income securities. Debt securities must be rated within the four highest ratings as determined by Moody's Investors Service, Inc. ("Moody's") or by Standard and Poor's Corporation ("S&P") except that up to 10% of the Fund's assets may be invested in U.S. dollar-denominated foreign debt securities within the three highest ratings as determined by Moody's or S&P.

INCOME FUND. As a matter of investment policy, the Income Fund will not invest more than 10% of its net assets in illiquid securities or invest in restricted securities, except securities eligible for resale under Rule 144A under the 1933 Act.

The Income Fund will not invest in common stocks directly, but may retain up to 25% of its total assets in common stocks acquired upon conversion of convertible debt securities or preferred stock, or upon exercise of warrants acquired with debt securities. Currently, the Fund intends to limit its investment in derivatives pursuant to guidelines established by the Adviser.

The Income Fund may invest in repurchase and reverse repurchase agreements, provided that the market value of the underlying security is at least 102% of the price of the repurchase agreement.

Instead of holding its entire portfolio to maturity, the Income Fund will engage in portfolio trading when trading will help achieve its investment objective. Portfolio turnover is expected to be moderate to high.


During the past five years, the Income Fund's portfolio turnover rates have been in excess of 300%, due to the subadviser's trading in mortgage TBAs (To Be Announced). A TBA is defined as an underlying contract on a mortgage-backed security (MBS) to buy or sell a MBS which will be delivered at an agreed-upon date in the future. The turnover calculation includes the continual maturity of TBA securities that are held within the portfolio prior to their issuance. TBAs rollover every 30, 45 or 60 days until maturity, sometimes in perpetuity. As a result, investing in TBAs increases a fund's portfolio turnover rate. TBAs allow the subadvisers to gain exposure to the mortgage-backed market without losing out on any liquidity.


SHORT-TERM INVESTMENT FUND. The Short-Term Investment Fund will not invest in securities subject to restriction on disposition under the 1933 Act nor purchase securities not freely marketable. The Short-Term Investment Fund intends generally to purchase securities that mature within one year, but will not purchase securities with maturities that exceed two years except for securities subject to repurchase agreements and reverse repurchase agreements.

SMALL CAP GROWTH FUND. During the four years ended December 31, 2003 the Small Cap Growth Fund had high portfolio turnover rates in excess of 200%. The high turnover rates are primarily due to the extreme volatility in the market as the subadvisers used individual security price fluctuations as opportunities to buy or sell. The high turnover rate in 2003 was due in part to the addition of a new subadviser.

INTERNATIONAL EQUITY FUND. The International Equity Fund may engage in so-called "strategic transactions" as described in the prospectus under the heading "Types of Investments and Associated Risks" and below in the SAI under the heading "Description of Securities and Risks--Strategic Transactions and Derivatives."

SOCIALLY RESPONSIBLE FUND. The Socially Responsible Fund may engage in so-called "strategic transactions" as described in the prospectus under the heading "Types of Investments and Associated Risks" and below in the SAI under the heading "Description of Securities and Risks--Strategic Transactions and Derivatives."

THE FUND OF FUNDS STRUCTURE. Each of the Balanced Fund and the Target Maturity Funds are structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in the Underlying Funds. The Underlying Funds currently consist of the International Equity, Equity, Small Cap Growth, Income and Short-Term Investment Funds. Under the fund of funds structure the Adviser allocates the Balanced Fund's assets between the Equity Fund and Income Fund. The Target Maturity Funds' assets are allocated in varying amounts to the International Equity, Equity, Small Cap Growth, Income and Short-Term Investment Funds.

The specific portfolios that comprise the Target Maturity Funds can be changed without shareholder approval. Each Target Maturity Fund's allocation ranges can be changed without shareholder approval. Each Target Maturity Fund normally intends to invest all of its assets in the Underlying Funds; however, for temporary defensive purposes each Target Maturity Fund may invest up to 100% of its assets in high quality, short-term debt instruments. Each Target Maturity Fund reserves the ability to convert from a "fund of funds" structure and to invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be provided with advance notice before any such conversion occurs.

To the extent a Target Maturity Fund's assets are invested in a particular Underlying Fund, the Target Maturity Fund is subject to the risks applicable to an investment in such Underlying Fund. The Prospectus and this Statement of Additional Information describe the investment policies and strategies employed by the Underlying Funds and their related risks.

                            INVESTMENT RESTRICTIONS

Each Fund operates under its respective fundamental investment restrictions, set forth below, which cannot be changed without the approval of a "majority of the outstanding voting securities." The investment objective of each of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund also cannot be changed without the approval of a "majority of the outstanding voting securities." A "majority of the outstanding voting securities" of a Fund is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

To the extent a Target Maturity Fund's assets are invested in a particular Underlying Fund, the Target Maturity Fund is subject to the investment restrictions applicable to an investment in such Underlying Fund.

The Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund each may not:

(1) purchase securities other than the securities in which a Fund is authorized to invest;


(2) issue senior securities except that a Fund may borrow money or enter into reverse repurchase agreements in an amount not to exceed 15% of its total assets taken at market value and then only for short-term credits as may be necessary for the clearance of transactions, and from banks as a temporary measure for extraordinary or emergency purposes (moreover, in the event that the asset coverage for such borrowings may fall below 300%, the Fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage); a Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests that might otherwise require untimely dispositions of the Fund's portfolio securities; a Fund will repay all borrowings before making additional investments, and interest paid on borrowings will reduce net income;

(3) make loans to other persons (except by the purchase of obligations in which the Fund is authorized to invest); provided, however, that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the total assets of the Fund (taken at current value) would be subject to repurchase agreements maturing in more than seven (7) days;

(4) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities, or, for the Balanced Fund only, any security issued by an investment company or series thereof) if, as a result, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of any class of securities of that issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities);

(5) write, or invest in, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

(6) purchase securities on margin or sell any securities short;

(7) invest in the securities of any issuer, any of whose officers, directors or security holders is an officer of a Fund if at the time of or after such purchase any officer or director of that Fund would own more than 1/2 of 1% of the securities of that issuer or if that Fund's officers and directors together would own more than 5% of the securities of that issuer;

(8) purchase any securities that would cause more than 25% of the value of a Fund's total net assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, commercial paper and bankers' acceptances, or any obligations of U.S. branches of foreign banks and foreign branches of U.S. banks, except as these investments may be limited by the Treasury regulations under section 817(h) of the Internal Revenue Code;

(9) invest more than 5% of the value of the Fund's total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years' continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities;

(10) mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% so long as the Fund's shares are registered for sale in certain states) of the value of the Fund's total assets but only to secure borrowings for temporary or emergency purposes;

(11) purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts;

(12) invest in companies for the purpose of exercising control; or

(13) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Balanced Fund operates as a "fund of funds" in accordance with the Prospectus and applicable law, the Balanced Fund may purchase without limit shares of the Equity Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Balanced Fund's adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 2 above. For the purposes of investment restriction 9 above, the entity sponsoring a mortgage or asset backed security will be considered the issuer. For the purposes of investment restriction 11 above, commodities and commodity contracts are interpreted as physical commodities and therefore financial futures contracts and related options will not be considered commodities or commodity contracts under the restriction.

The Equity Fund and Short-Term Investment Fund each may not:


(1) underwrite the securities of other issuers, purchase securities subject to restrictions on disposition under the 1933 Act (so-called "restricted securities") or purchase securities not freely marketable.


The Balanced Fund and Income Fund each may not:


(1) Underwrite the securities of other issuers, invest more than 10% of its net assets in illiquid securities or invest in securities subject to restriction on disposition under the 1933 Act, except for securities eligible for resale pursuant to Rule 144A under the 1933 Act.


The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Target Maturity Funds each may not:

(1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and
(b) forward currency contracts;

(3) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4) borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5) invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(6) issue any senior security except to the extent permitted under the 1940 Act.

(7) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Balanced Fund operates as a "fund of funds" in accordance with the Prospectus and applicable law, the Balanced Fund may purchase without limit shares of the Equity Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Balanced Fund's adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 2 above. For the purposes of investment restriction 9 above, the entity sponsoring a mortgage or asset backed security will be considered the issuer. For the purposes of investment restriction 11 above, commodities and commodity contracts are interpreted as physical commodities and therefore financial futures contracts and related options will not be considered commodities or commodity contracts under the restriction.

The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund are also subject to the following nonfundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

(1) invest in companies for the purpose of exercising control or management;

(2) purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate;

(3) mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(4) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless

   (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or 'when distributed" securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(5) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(6) hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets.

For the Balanced Fund and Income Fund, the Board has adopted guidelines regarding investment in derivatives (such as CMOs), which among other things, establish certain minimum criteria for the types of derivative securities that may be purchased. Under such guidelines, fixed income derivatives purchased for the Funds must have low to moderate volatility and must perform consistently across a wide range of interest rate scenarios. They also must exhibit little excess interest rate risk relative to Treasuries of comparable duration.

The Target Maturity Funds are also subject to the following nonfundamental restrictions and policies, which may be changed by the Board of Trustees. Each Target Maturity Fund may not:

(1) invest in companies for the purpose of exercising control or management;

(2) mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(3) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless

   (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or 'when distributed" securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(4) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(5) hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets.

(6) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Target Maturity Funds operate as a "fund of funds" in accordance with the Prospectus and applicable law, the Target Maturity Funds may purchase without limit shares of the Equity Fund, the Income Fund, the Short-Term Investment Fund, the Small Cap Growth Fund, the International Equity Fund, the Socially Responsible Fund and any other mutual fund currently existing or hereafter created whose investment adviser is the Target Maturity Funds' adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

The Equity Fund, Income Fund, Small Cap Growth Fund and International Equity Fund are also subject to the following nonfundamental investment policies, which may be changed by the Board of Trustees.

   The Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

   The Income Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.

   The Small Cap Growth Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies.

   The International Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

Shareholders of a Fund will be provided with at least 60 days prior notice of any change in the 80% investment policy of the Fund.

                      DESCRIPTION OF SECURITIES AND RISKS

This section should be read in conjunction with each Fund's description in the Prospectus and each Fund's fundamental and nonfundamental investment policies. Because the Balanced Fund invests in shares of the Equity Fund and Income Fund, the Balanced Fund indirectly invests in the same investments as listed for the Equity Fund and Income Fund. Because the Target Maturity Funds invest in shares of the Underlying Funds, the Target Maturity Funds indirectly invest in the same investments as listed for the Underlying Funds.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. The Equity Fund, Income Fund and Short-Term Investment Fund will not enter into repurchase agreements if, as a result, more than 10% of the Fund's total assets would be subject to repurchase agreements maturing in more than seven days. Repurchase agreements are agreements under which a Fund acquires ownership of an obligation (debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the investing Fund will incur a loss to the extent that the proceeds on the sale are less than the repurchase price. Repurchase agreements usually involve

United States Government or federal agency securities and, as utilized by the Funds, include only those securities in which the Funds may otherwise invest. Repurchase agreements are for short periods, most often less than 30 days and usually less than one week. The Funds intend to enter into repurchase agreements only with domestic commercial and savings banks and savings and loan associations with total assets of at least one billion dollars, or with primary dealers in United States Government securities. In addition, the Funds will not enter into repurchase agreements unless (a) the agreement specifies that the securities purchased, and interest accrued thereon, will have an aggregate value in excess of the price paid and (b) the Funds take delivery of the underlying instruments pending repurchase. In entering into a repurchase agreement, a Fund is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase. In that event, a Fund may incur disposition costs in connection with liquidating the collateral (i.e., the underlying security). Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Funds believe that these risks are not material inasmuch as a Fund will evaluate the creditworthiness of all entities with which it proposes to enter into repurchase agreements, and will seek to assure that each such arrangement is adequately collateralized.


LENDING PORTFOLIO SECURITIES. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may seek additional income by lending securities on a short-term basis to banks, brokers and dealers. A Fund may return a portion of the income earned to the borrower or a third party which is unaffiliated with the Trust and acting as a "placing broker."

The Securities and Exchange Commission currently requires that the following lending conditions must be met: (1) the Fund must receive from the borrower collateral (cash, U.S. Government securities or irrevocable bank letters of credit) equal to at least 100% of the market value of the loaned securities;
(2) the borrower must increase the collateral if the market value of the loaned securities rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive a reasonable return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan;
(6) while voting rights on the loaned securities may pass to the borrower, the Trust's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) at the time of making a loan, no more than one-third of the Fund's total assets (including the value of the loan collateral) may be on loan.

Even though loans of portfolio securities are collateralized, a risk of loss of the loaned securities exists if an institution that borrows securities from a Fund fails to return the securities and access to the collateral is prevented or delayed.


REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Fund is authorized to borrow money and may invest in reverse repurchase agreements. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. Each Fund may borrow through reverse repurchase agreements under which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Reverse repurchase agreements involve the sale of money market securities held by a Fund, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. If it employs reverse repurchase agreements, a Fund will use the proceeds to purchase other money market securities and instruments eligible for purchase by that Fund either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, a Fund will segregate cash, U.S. Government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. A Fund will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with the proceeds of the transaction may decline below the repurchase price of the securities that the Fund is obligated to repurchase. As a matter of operating policy, the aggregate amount of illiquid repurchase and reverse repurchase agreements will not exceed 10% of any of the Funds' total net assets at the time of initiation. For the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of their total assets. In addition, whenever borrowings exceed 5% of a Fund's total assets, these Funds will not make any additional investments. For the Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund, reverse repurchase agreements, together with other borrowings, will not exceed 15% of a Fund's total assets taken at market value. If the asset coverage for such borrowings falls below 300%, these Funds will reduce, within three days, the amount of its borrowings to provide for 300% asset coverage. The Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund will repay all borrowings before making additional investments.

HIGH-YIELD (HIGH-RISK) SECURITIES. To the extent the Income Fund can invest in high-yield (high-risk) securities, the following sections are applicable. High-yield (high-risk) securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as "C" by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or by Fitch Ratings ("Fitch"); (ii) commercial paper rated as low as "C" by S&P, "Not Prime" by Moody's, or "Fitch 4" by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient funds to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a fund's net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly, so will a fund's net asset value. If a fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities in the marketplace (discussed below in "Liquidity and Valuation"), a fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force a fund to sell the more liquid portion of its portfolio.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a fund.

CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the subadvisers' credit analysis than would be the case with investments in investment-grade debt obligations. The subadvisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The subadvisers continually monitor the investments in the Income Fund's portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.


LIQUIDITY AND VALUATION. A fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Income Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a fund's net asset value and ability to dispose of particular securities, when necessary to meet a fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.


WARRANTS. Each Fund may invest in warrants. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. While warrants may be traded, there is often no secondary market for them. Moreover, they are usually issued by the issuer of the security to which they relate. The Funds will invest in publicly traded warrants only. Warrants do not have any inherent value. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and the investing Fund's investment in them will be lost. In view of the highly speculative nature of warrants, as a matter of operating policy, the Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund will not invest more than 5% of their respective net assets in warrants.

RIGHTS OFFERINGS. The Small Cap Growth Fund may participate in rights offerings, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right to subscribe to additional shares is not exercised prior to the rights' expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

CONVERTIBLE PREFERRED STOCKS AND DEBT SECURITIES. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in convertible preferred stock and debt securities. Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

PREFERRED EQUITY REDEMPTION CUMULATIVE STOCK. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in preferred equity redemption cumulative stock. Preferred Equity Redemption Cumulative Stock (PERCS) is a form of convertible preferred stock which automatically converts into shares of common stock on a predetermined conversion date. PERCS pays a fixed annual dividend rate which is higher than the annual dividend rate of the issuing company's common stock. However, the terms of PERCS limit an investor's ability to participate in the appreciation of the common stock (usually capped at approximately 40%). Predetermined redemption dates and prices set by the company upon the issuance of the securities provide the mechanism for limiting the price appreciation of PERCS.

ADJUSTABLE RATE MORTGAGE SECURITIES. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities (ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

TYPES OF CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support which fall into two categories: (i) liquidity protection and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

FOREIGN SECURITIES. The Income Fund and International Equity Fund may invest in foreign securities. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for a fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Funds seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Small Cap Growth Fund and International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts to the extent of 15% of the value of its total assets for hedging purposes. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of fund securities but rather allow a fund to establish a rate of exchange for a future point in time. A fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "Euro" used by certain European Countries) relative to the U.S. dollar in connection with specific fund transactions or with respect to fund positions.

The Small Cap Growth Fund may enter into forward foreign currency exchange contracts when deemed advisable by its subadvisers under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. Second, when the Fund's adviser or a subadviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. The Small Cap Growth Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of Fund securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. The Fund may also cross hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have Fund exposure. In general, currency transactions are subject to risks different from those of other Fund transactions, and can result in greater losses to the Fund than would otherwise be incurred, even when the currency transactions are used for hedging purposes. Because investments in foreign securities usually will involve currencies of foreign countries and to the extent a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of such Fund as measured in dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate or exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

A separate account of the Small Cap Growth Fund consisting of liquid assets equal to the amount of the Fund's assets that could be required to consummate forward contracts entered into under the second circumstances, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.


DOLLAR ROLL TRANSACTIONS. The Income Fund may engage in dollar roll transactions, which consist of the sale by the Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into a commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. The security sold by the Fund that is subject to repurchase at such future date may not be an existing security in the Fund's holdings. As part of a dollar roll transaction, this is not considered to be a short sale event.

The Fund will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transaction. The Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.


STRATEGIC TRANSACTIONS AND DERIVATIVES. The Income Fund, International Equity Fund and Socially Responsible Fund may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in such Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the subadviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the subadviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS. To the extent consistent with their respective investment objectives, the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American-style put or call option may be exercised at any time during the option period thereto. A Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the underlying instrument.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options for a particular class or series of options, in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contracts to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the subadviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund's income. The sale of put options can also provide income. The Funds may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities (including convertible securities) and Eurodollar instruments (whether or not they hold the above securities in their portfolios), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Funds will not sell put options if, as a result, more than 50% of a Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

GENERAL CHARACTERISTICS OF FUTURES. To the extent consistent with their respective investment objectives, the Equity Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets

(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS. The Funds may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the adviser.

The Funds' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds will not enter into a transaction to hedge currency exposure to an extent greater, after all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross-hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present, or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of currency futures contracts for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of a subadviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the subadviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on change in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good-faith hedging purposes, the subadviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to the 1940 Act's borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the subadviser. If there is a default by the Counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

EURODOLLAR INSTRUMENTS. The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowing. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and
(v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate liquid, high-grade assets to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid high-grade assets equal to the exercise price.

Except when the Funds enter into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high-grade assets equal to the amount of the Fund's obligation.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments, it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC-guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligations, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligations in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

The Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. (See "TAX STATUS").

VARIABLE AND FLOATING RATE INSTRUMENTS. The Income Fund and Small Cap Growth Fund may invest in variable and floating rate instruments. With respect to purchasable variable and floating rate instruments, the subadvisers will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted Fund maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Short-Term Investment Fund, Income Fund and Small Cap Growth Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a Fund's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

MORTGAGE-BACKED SECURITIES. The Small Cap Growth Fund and Income Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgage loans made by lenders such as commercial banks and savings and loan institutions. Pools of mortgage loans are assembled for sale to investors by various government-related organizations. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue.

Mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed pool; however, statistics published by the Federal Housing Authority indicate that the average life of mortgages with 25- to 30-year maturities (the type of mortgages backing the vast majority of mortgage-backed securities) is approximately 12 years. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities ("Mortgage Assets"). Multiclass pass-through securities are equity interests held in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the capital to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual class than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow to a particular CMO the lower the anticipated yield will be on that class at the time of issuance relative to prevailing market yields on mortgage-backed securities.

The Income Fund may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

ASSET-BACKED SECURITIES. The Small Cap Growth Fund and Income Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are pooled and securitized. Asset-backed securities generally do not have the benefit of the same security interest in the related collateral as is the case with mortgage-backed securities. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interest in the underlying automobiles is often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government Obligations. U.S. Government Obligations are direct obligations of the U.S. Government and are supported by the full faith and credit of the U.S. Government. U.S. Government agency securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are backed by the full faith and credit of the U.S. Government; others are backed by the agency's right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. Government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities. Examples of the types of U.S. Government Obligations which the Funds may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank of Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

SUPRANATIONAL ORGANIZATION OBLIGATIONS. The Small Cap Growth Fund and Socially Responsible Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

LEASE OBLIGATIONS. The Small Cap Growth Fund may hold participation certificates in a lease, an installment purchase contract or a conditional sales contract ("Lease Obligations"). The subadviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the subadviser will consider, among other factors, the following: (i) whether the lease may be canceled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the lease property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation");
(v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Code, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

COMMERCIAL PAPER. The Small Cap Growth Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may purchase commercial paper rated (at the time of purchase) A-1 by S&P or Prime-1 by Moody's or, when deemed advisable by the Fund's adviser or subadviser, "high quality" issues rated A-2 or Prime-2 by S&P or Moody's, respectively. These ratings symbols are described in Appendix A.

Commercial paper purchasable by the Funds includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

INVESTMENT GRADE DEBT OBLIGATIONS. The Equity Fund, Income Fund and Short-Term Investment Fund may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., Baa by Moody's or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

WHEN-ISSUED PURCHASE AND FORWARD COMMITMENTS. The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund may enter into "when-issued" and "forward" commitments, including, for the Small Cap Growth Fund only, "TBA" (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. When a Fund agrees to purchase securities on this basis, liquid assets equal to the amount of the commitment will be set aside in a separate account. Normally Fund securities to satisfy a purchase commitment will be set aside, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside Fund securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or Fund securities to cover such purchase commitments, each Fund expects that its forward commitments and commitments to purchase when-issued or, in the case of the Small Cap Growth Fund, TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

STAND-BY COMMITMENTS. The Small Cap Growth Fund may invest in stand-by commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by the Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a subadviser's opinion, present minimal credit risks. The Fund will acquire stand-by commitments solely to facilitate Fund liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

STANDARD & POOR'S DEPOSITORY RECEIPTS (SPDRs). The Socially Responsible Fund may, consistent with its investment objectives, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows, trading or reducing costs.

INVESTMENT COMPANIES. In connection with the management of its daily cash position, the Small Cap Growth Fund may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations.

                            MANAGEMENT OF THE FUNDS

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

                            NON-INTERESTED TRUSTEES



                                                                        NUMBER OF
                                     TERM OF                           PORTFOLIOS
                                     OFFICE                              IN FUND
                                       AND            PRINCIPAL          COMPLEX              OTHER
                        POSITION(S)  LENGTH         OCCUPATION(S)       OVERSEEN          DIRECTORSHIPS
                         HELD WITH   OF TIME        DURING PAST 5          BY                HELD BY
NAME AND AGE               FUND     SERVED(1)           YEARS          DIRECTOR(2)          DIRECTOR
------------            ----------- ---------- ----------------------- ----------- ---------------------------
DeWitt F. Bowman, 75    Trustee     Since 2005 Principal, February         19      Sycuan Funds; Forward
                                               1994-Present, Pension               Funds; PCG Private Equity
                                               Investment Consulting               Fund; Brandes Institutional
                                               (pension consulting                 International Fund
                                               firm).                              (registered investment
                                                                                   companies); RREEF
                                                                                   America REIT III; Director,
                                                                                   5/94-present, RREEF
                                                                                   America REIT (real estate
                                                                                   investment trusts); Pacific
                                                                                   Gas & Electric Nuclear
                                                                                   Decommissioning Trust
                                                                                   (trust fund for
                                                                                   decommissioning nuclear
                                                                                   power plants); Wilshire
                                                                                   Mutual Funds, Inc. (5
                                                                                   portfolios)

Roger A. Formisano, 57  Trustee     Since 2002 Director, The Center        19      Integrity Mutual
                                               for Leadership and                  Insurance Company;
                                               Applied Business;                   Wilshire Mutual
                                               UW-Madison School                   Funds, Inc.
                                               of Business; Principal,             (5 portfolios)
                                               R.A. Formisano &
                                               Company, LLC.

Cynthia A. Hargadon, 51 Trustee and Since 2004 Managing Director,          19      Allmerica Investment Trust
                        Chairman               CRA Rogers Casey                    (9 portfolios);
                                               (since 2006); Senior                Wilshire Mutual
                                               Consultant, North                   Funds, Inc.
                                               Point Advisors                      (5 portfolios)
                                               (consulting firm) (2003
                                               to 2006); President,
                                               Potomac Asset
                                               Management (2000 to
                                               2002); Director of
                                               Investments, National
                                               Automobile Dealers
                                               Association (1998 to
                                               2000)

Richard A. Holt, 65(3)  Trustee     Since 1998 Retired; formerly           19      Wilshire Mutual
                                               Senior Relationship                 Funds, Inc.
                                               Manager, Scudder                    (5 portfolios)
                                               Insurance Asset
                                               Management

                                                                        NUMBER OF
                                     TERM OF                           PORTFOLIOS
                                     OFFICE                              IN FUND
                                       AND            PRINCIPAL          COMPLEX             OTHER
                       POSITION(S)  LENGTH OF       OCCUPATION(S)       OVERSEEN         DIRECTORSHIPS
                        HELD WITH     TIME          DURING PAST 5          BY               HELD BY
NAME AND AGE              FUND      SERVED(1)           YEARS          DIRECTOR(2)         DIRECTOR
------------           ----------- ------------ ---------------------- ----------- -------------------------
Harriet A. Russell, 64 Trustee     Since 1996;  Vice President,            19      Greater Cincinnati Credit
                                   Trustee of   Cincinnati Board of                Union Board; Wilshire
                                   Predecessor  Education; President,              Mutual Funds, Inc.
                                   Funds from   Greater Cincinnati                 (5 portfolios)
                                   1974 to 1983 Credit Union; formerly
                                   and 1992 to  teacher, Walnut Hills
                                   1996         High School

George J. Zock, 55     Trustee     Since 1996;  Independent                19      Wilshire Mutual
                                   Trustee of   consultant; formerly               Funds, Inc.
                                   Predecessor  consultant, Horace                 (5 portfolios)
                                   Funds from   Mann Service
                                   1995 to 1996 Corporation (2004 to
                                                2005); Formerly
                                                Executive Vice
                                                President, Horace
                                                Mann Life Insurance
                                                Company and Horace
                                                Mann Service
                                                Corporation
                                                (1997 to 2003)


                        INTERESTED TRUSTEE AND OFFICERS


                                                                           NUMBER OF
                                     TERM OF                              PORTFOLIOS
                                     OFFICE                                 IN FUND
                                       AND             PRINCIPAL            COMPLEX          OTHER
                        POSITION(S)  LENGTH          OCCUPATION(S)         OVERSEEN      DIRECTORSHIPS
                         HELD WITH   OF TIME         DURING PAST 5            BY            HELD BY
NAME AND AGE               FUND     SERVED(1)            YEARS            DIRECTOR(2)      DIRECTOR
------------            ----------- ---------- -------------------------- ----------- -------------------
Lawrence Davanzo, 53(4)  Trustee,   Since 2005 Senior Managing Director,      19      Wilshire Associates
                         President             Wilshire Associates                    Incorporated;
                                               Incorporated (since 2004);             Wilshire Mutual
                                               Managing Director,                     Funds, Inc.
                                               Guggenheim Partners                    (5 portfolios)
                                               (August 2004 to October
                                               2004); Independent
                                               Investor (August 2001 to
                                               August 2004); President,
                                               Investor Force Securities
                                               (February 2000 to August
                                               2001); Managing Director
                                               and Founder, Asset
                                               Strategy Consultants
                                               (investment consulting
                                               firm) (February 1991 to
                                               February 2000)

                                                                      NUMBER OF
                                TERM OF                              PORTFOLIOS
                                OFFICE                                 IN FUND
                                  AND             PRINCIPAL            COMPLEX       OTHER
                   POSITION(S)  LENGTH          OCCUPATION(S)         OVERSEEN   DIRECTORSHIPS
                    HELD WITH   OF TIME         DURING PAST 5            BY         HELD BY
NAME AND AGE          FUND     SERVED(1)            YEARS            DIRECTOR(2)   DIRECTOR
------------       ----------- ---------- -------------------------- ----------- -------------
Scott Boroczi, 45  Treasurer   Since 2005 Vice President, Wilshire       N/A          N/A
                                          Associates Incorporated
                                          (since 2005); Relationship
                                          Manager, Municipal
                                          Trustees Services, The
                                          Bank of New York Trust
                                          Company (1997 to 2005)

Helen Thompson, 38 Chief       Since 2004 Vice President, Wilshire       N/A          N/A
                   Compliance             Associates Incorporated
                   Officer and            (since 2003); Associate
                   Secretary              Director, First Quadrant,
                                          L.P. (2001 to 2003); Chief
                                          Investment Accountant,
                                          Financial Controller,
                                          Company Secretary,
                                          Associate Director,
                                          Compliance Officer (1996
                                          to 2003), First Quadrant
                                          Limited

--------


(1)Each Trustee serves until the next shareholders' meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust's Declaration of Trust) or retirement which takes effect no later that the May 1 following his or her 70th birthday. Mr. Bowman is exempt from this retirement provision and instead will retire no later than May 1, 2007. Officers are elected by the Board of Trustees on an annual basis to serve until their successors are elected and qualified.
(2)The "Fund Complex" consists of all registered investment companies for which the Adviser serves as investment adviser, including the five series of Wilshire Mutual Funds, Inc.

(3)Mr. Holt employs AllianceBernstein, subadviser to the Equity Fund and the Socially Responsible Fund, to manage assets that he controls.

(4)Mr. Davanzo is an interested Trustee of the Trust due to his position with the Adviser.


BOARD OF TRUSTEES


Under the Trust's Declaration of Trust and the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust's business and affairs. The Board is currently comprised of seven trustees, six of whom are classified under the 1940 Act as "non-interested" persons of the Trust and are often referred to as "independent trustees." The Board has five standing committees--an Audit Committee, a Nominating Committee, a Valuation Committee, an Investment Committee and a Contract Review Committee.


The Audit Committee monitors the Trust's accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The members of the Audit Committee, all of whom are independent trustees, include Messrs. Formisano (Chairman), Zock and Bowman. The Audit Committee held four meetings in 2005.


The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The members of the Nominating Committee, all of whom are independent trustees, include Messrs. Zock (Chairman) and Formisano and Ms. Hargadon. The Nominating Committee held two meetings in 2005. Pursuant to the Trust's Governance Procedures, shareholders may submit suggestions for Board

Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Trust's Secretary for the attention of the Chair of the Nominating Committee.


The Valuation Committee oversees the activities of the Pricing Committee and fair values Fund securities. The members of the Valuation Committee, all of whom are independent trustees (except for Mr. Davanzo), include Messrs. Davanzo (Chairman) and Holt and Ms. Russell, Mr. Bowman (alternate), Mr. Formisano (alternate), Ms. Hargadon (alternate) and Mr. Zock (alternate). The Valuation Committee held one meeting in 2005.

The Investment Committee monitors the investment performance of the Funds and the performance of the Adviser and subadvisers. The members of the Investment Committee, all of whom are independent trustees, include Mr. Holt (Chairman), Ms. Hargadon and Ms. Russell. The Investment Committee held two meetings in 2005.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and subadvisory agreements, the distribution agreement and the Rule 12b-1 distribution plan. The members of the Contract Review Committee, all of whom are independent trustees, include Messrs. Bowman (Chairman), Formisano, Holt and Zock and
Ms. Hargadon and Ms. Russell. The Contract Review Committee held two meetings in 2005.


The officers of the Trust receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers with the exception of the Trust's chief compliance officer ("CCO"). The Trust and the Wilshire Mutual Funds, Inc. each pay a portion of the CCO's compensation, and the Adviser pays the remainder of such compensation. During 2005, the Trust paid each independent trustee a $5,000 annual retainer, $1,500 for each Board meeting, a $2,000 annual committee retainer, and a $2,000 annual Committee chairperson retainer. Effective October 27, 2005 the Trust, subject to the direction of the Chairman of the Board or the Chairman of a Committee, as appropriate, pays each independent trustee a telephonic meeting fee of $1,000 and a Committee telephonic meeting fee of $500. Effective January 1, 2006, the Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.


COMPENSATION TABLE

The following table sets forth the compensation earned from the Trust for the fiscal year ended December 31, 2005 by the independent trustees.


                      Aggregate     Pension Retirement   Estimated Annual       Total
                     Compensation   Benefits Accrued as   Benefits Upon     Compensation
Trustee             From the Trust Part of Fund Expenses    Retirement    from the Trust(2)
-------             -------------- --------------------- ---------------- -----------------
DeWitt F. Bowman(1)    $ 7,500              N/A                N/A             $20,500
Roger A Formisano..     16,500              N/A                N/A              16,500
Cynthia A. Hargadon     14,500              N/A                N/A              39,500
Richard A. Holt....     16,500              N/A                N/A              16,500
Harriet A. Russell.     14,500              N/A                N/A              14,500
George J. Zock.....     16,500              N/A                N/A              16,500

--------
(1)Mr. Bowman was elected to the Board of Trustees effective August 5, 2005.

(2)This is the total amount compensated to the Trustee for his or her service on the Trust's Board and the board of any other investment company in the fund complex. "Fund Complex" means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

TRUSTEES' HOLDINGS OF FUND SHARES The following table sets forth, for each trustee, the dollar range of shares owned in each Fund as of December 31, 2005, as well as the aggregate dollar range of shares in the Trust as of the same date. Values in the table are as of December 21, 2005.



                                        AGGREGATE DOLLAR RANGE OF TRUST SHARES OWNED
           -              ------------------------------------------------------------------------
                          INTERESTED
                           TRUSTEE                      NON-INTERESTED TRUSTEES
           -              ---------- -------------------------------------------------------------
                           Lawrence   DeWitt      Roger       Cynthia   Richard  Harriet   George
Name of Fund               Davanzo   F. Bowman A. Formisano A. Hargadon A. Holt A. Russell J. Zock
------------              ---------- --------- ------------ ----------- ------- ---------- -------
Equity Fund..............    None      None        None        None      None      None     None
Balanced Fund............    None      None        None        None      None      None     None
Income Fund..............    None      None        None        None      None      None     None
Short-Term Investment
  Fund...................    None      None        None        None      None      None     None
Small Cap Growth Fund....    None      None        None        None      None      None     None
International Equity Fund    None      None        None        None      None      None     None
Socially Responsible
  Fund...................    None      None        None        None      None      None     None



As of April 1, 2006, the Trustees and Officers of the Trust held in the aggregate directly and beneficially less than 1% of the outstanding shares of the Equity Fund. Trustees and officers do not directly own any shares of the Balanced Fund, Income Fund, Short-Term Fund, Small Cap Growth Fund, International Equity Fund or Socially Responsible Fund; however, they may invest indirectly in the Funds through annuity contracts issued by Horace Mann Life Insurance Company of which no one person beneficially owns more than 1%. As of April 1, 2006, Trustees and officers did not own any shares of the Target Maturity Funds since the Target Maturity Funds had not commenced operations as of such date.


                        INVESTMENT ADVISORY AGREEMENTS


INVESTMENT ADVISORY AGREEMENTS. As stated in the Prospectus, the Trust employs the Adviser to manage the investment and reinvestment of the assets of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund and to continuously review, supervise and administer the Funds' investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended September 30, 2004. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Target Maturity Funds and to continuously review, supervise and administer the Target Maturity Funds under an Investment Advisory Agreement dated April 28, 2006. The Adviser is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of the Adviser. The Adviser's duties under the Investment Advisory Agreements include recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund's assets designated from time to time by the Adviser, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of such Fund's assets. The Adviser also reviews, monitors and reports to the Board of Trustees regarding the performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with the Fund's continuous investment program. In addition, the Adviser maintains books and records with respect to its services under the Investment Advisory Agreements and furnishes the Board of Trustees with such periodic special reports as the Board may request.


The Adviser selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating subadvisers, and therefore the Adviser does not anticipate frequent changes in the subadvisers. These subadvisers have been selected upon the basis of a due diligence process which focuses upon, but is not limited to, the subadvisers' philosophy and process, people and organization, resources and performance.

The Adviser monitors the performance of each subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds' investment objective, reallocates assets among individual subadvisers or recommends that the Funds employ or terminate particular subadvisers.

Each subadviser's fees will be paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers will depend upon the fee rate negotiated with the Adviser and upon the percentage of the Fund's assets allocated to that subadviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the Adviser. Because the Adviser will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

The Investment Advisory Agreements continue in effect for each Fund from year to year for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and
(b) by the shareholders of the Fund or the Board of Trustees. An agreement may be terminated at any time upon 60 days notice by either party; the Trust may so terminate an agreement either by vote of the Board of Trustees or by a majority vote of the outstanding voting shares of the subject Fund if the Adviser were determined to have breached the agreement. Each agreement terminates automatically upon assignment.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreements, the Adviser receives a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:


                                        RATE ON THE       RATE ON
                                      FIRST $1 BILLION  FUND ASSETS
                                             OF          IN EXCESS
           FUND                         FUND ASSETS    OF $1 BILLION
           ----                       ---------------- -------------
           Equity Fund...............      0.550%          0.450%
           Balanced Fund.............      0.550%*         0.450%
           Income Fund...............      0.550%          0.450%
           Short-Term Investment Fund      0.275%          0.175%
           Small Cap Growth Fund.....      1.150%          1.150%
           International Equity Fund.      1.000%          0.900%
           Socially Responsible Fund.      0.850%          0.750%
           2010 Aggressive Fund......       0.35%           0.35%
           2010 Moderate Fund........       0.35%           0.35%
           2010 Conservative Fund....       0.35%           0.35%
           2015 Moderate Fund........       0.35%           0.35%
           2025 Moderate Fund........       0.35%           0.35%
           2035 Moderate Fund........       0.35%           0.35%
           2045 Moderate Fund........       0.35%           0.35%

--------
* As discussed in the Prospectus, the Balanced Fund operates under a fund of funds structure, primarily investing in shares of the Underlying Funds. The Adviser will only receive directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in another Fund.

Wilshire has contractually agreed to reimburse the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund for certain third party administrator, transfer agent and principal underwriter fees and expenses through December 31, 2006.

For the Target Maturity Funds, Wilshire has contractually agreed to waive advisory fees and/or reimburse expenses through April 30, 2007, so that the Total Annual Operating Expenses for this period will not exceed 0.50% (the "Expense Limitation"). Each Target Maturity Fund, for a period not to exceed three (3) years from commencement of operations, will repay Wilshire any expenses in excess of the Expense Limitation, provided the Target Maturity Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation. For the fiscal year ended December 31, 2005, Wilshire voluntarily waived its entire management fee and reimbursed the Short-Term Investment Fund for all expenses except trustees' fees and custodian expenses.


For the fiscal years ended December 31, 2003, 2004 and 2005, the advisory fees for each Fund payable to the Adviser, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Funds, and the corresponding percentages of net assets (net of waivers) were as follows:

2003


                             Advisory Fee Reduction              % of Average
  Fund                         Payable     in Fee   Net Fee Paid  Net Assets
  ----                       ------------ --------- ------------ ------------
  Equity Fund...............  $1,902,446  $165,169   $1,737,277      0.37%
  Balanced Fund.............  $        0  $      0   $        0      0.00%
  Income Fund...............  $  475,811  $ 54,652   $  421,159      0.35%
  Short-Term Investment Fund  $    4,704  $ 14,989   $  (10,285)     0.00%
  Small Cap Growth Fund.....  $  504,618  $ 57,860   $  446,758      1.02%
  International Equity Fund.  $  246,995  $ 13,909   $  233,086      0.80%
  Socially Responsible Fund.  $  446,684  $123,885   $  322,799      0.51%


2004


                             Advisory Fee Reduction              % of Average
  Fund                         Payable     in Fee   Net Fee Paid  Net Assets
  ----                       ------------ --------- ------------ ------------
  Equity Fund...............  $2,276,800  $185,306   $2,091,494      0.40%
  Balanced Fund.............  $        0  $      0   $        0      0.00%
  Income Fund...............  $  558,646  $ 31,837   $  527,259      0.41%
  Short-Term Investment Fund  $    5,436  $ 30,722   $  (25,286)     0.00%
  Small Cap Growth Fund.....  $  636,606  $101,514   $  535,092      0.97%
  International Equity Fund.  $  323,337  $ 17,868   $  305,469      0.84%
  Socially Responsible Fund.  $  558,296  $148,675   $  409,621      0.54%


2005


                             Advisory Fee Reduction              % of Average
  Fund                         Payable     in Fee   Net Fee Paid  Net Assets
  ----                       ------------ --------- ------------ ------------
  Equity Fund...............  $2,822,407  $251,903   $2,570,504      0.50%
  Balanced Fund.............  $        0  $      0   $        0      0.00%
  Income Fund...............  $  704,299  $ 50,879   $  653,420      0.51%
  Short-Term Investment Fund  $    8,878  $ 31,176   $  (22,298)     0.00%
  Small Cap Growth Fund.....  $  599,057  $ 26,169   $  572,888      1.10%
  International Equity Fund.  $  396,943  $ 30,872   $  366,071      0.92%
  Socially Responsible Fund.  $  665,770  $170,469   $  495,301      0.63%

The aggregate subadvisory fees paid with respect to each Fund, and the corresponding percentage of net assets for the fiscal years ended December 31, 2003, 2004 and 2005 were as follows:

2003


                                          Aggregate
                                         Sub-Advisory % of Average
              Fund                         Fee Paid    Net Assets
              ----                       ------------ ------------
              Equity Fund...............  $1,021,152      0.21%
              Balanced Fund.............  $        0      0.00%
              Income Fund...............  $  247,158      0.21%
              Short-Term Investment Fund  $    4,682      0.12%
              Small Cap Growth Fund.....  $  372,708      0.85%
              International Equity Fund.  $  189,076      0.65%
              Socially Responsible Fund.  $  223,512      0.35%


2004


                                          Aggregate
                                         Sub-Advisory % of Average
              Fund                         Fee Paid    Net Assets
              ----                       ------------ ------------
              Equity Fund...............  $1,114,747      0.21%
              Balanced Fund.............  $        0      0.00%
              Income Fund...............  $  287,425      0.23%
              Short-Term Investment Fund  $    4,104      0.13%
              Small Cap Growth Fund.....  $  452,357      0.82%
              International Equity Fund.  $  236,471      0.62%
              Socially Responsible Fund.  $  264,495      0.35%


2005


                                          Aggregate
                                         Sub-Advisory % of Average
              Fund                         Fee Paid    Net Assets
              ----                       ------------ ------------
              Equity Fund...............  $1,100,125      0.21%
              Balanced Fund.............  $        0      0.00%
              Income Fund...............  $  288,054      0.22%
              Short-Term Investment Fund  $    4,046      0.12%
              Small Cap Growth Fund.....  $  429,889      0.83%
              International Equity Fund.  $  258,247      0.65%
              Socially Responsible Fund.  $  274,121      0.35%


SUBADVISERS. Each of the Investment Subadvisory Agreements provides that neither the subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the subadviser of its duties under the Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Each of the Investment Subadvisory Agreements continues for the same term as the Investment Advisory Agreement and is subject to the same requirements for renewal.

For the services provided pursuant to the Investment Subadvisory Agreements, the Adviser pays the subadvisers a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

        FUND                       RATE
        ----                       ----
        Equity Fund............... 0.20%-0.325% on the first $50 million
                                   0.20%-0.275% on the next $150 million
                                   0.20%-0.225% on the next $300 million
                                   0.175%-0.20% on the balance
        Balanced Fund............. *
        Income Fund............... 0.20%
        Short-Term Investment Fund 0.125% on the first $100 million
                                   0.100% on the next $100 million
                                   0.75% on the balance
        Small Cap Growth Fund..... 0.75%-1.00% on the first $25 million
                                   0.75% on the balance
        International Equity Fund. 0.65% on the first $40 million
                                   0.60%-0.65% on the next $10 million
                                   0.45%-0.60% on the next $50 million
                                   0.40%-0.45% on the balance
        Socially Responsible Fund. 0.35%

--------
* Due to the Balanced Fund's fund of funds structure, the subadvisers are not paid for managing the Balanced Fund.


The following information supplements the information regarding certain subadvisers in the Funds' Prospectus:

AllianceBernstein

AllianceBernstein is a Delaware limited partnership of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. At March 31, 2006, AllianceBernstein Holding L.P. ("Alliance Holding") owned approximately 32.7% of the Alliance Capital Units. AXA Financial was the beneficial owner of approximately 60.6% of the outstanding Alliance Capital Units at March 31, 2006 (includes ownership of AllianceBernstein units, indirect ownership of AllianceBernstein units through its interest in AllianceBernstein Holding, and general partnership interests AllianceBernstein and AllianceBernstein Holding); AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations. Marilyn G. Fedak and Ranji H. Nagaswami, portfolio managers of the Socially Responsible Fund and AllianceBernstein's portion of the Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:



                                                        Number Charged  Total Assets Charged
        Type of Account          Number  Total Assets  Performance Fees   Performance Fees
        ---------------          ------ -------------- ---------------- --------------------
Registered investment companies.    6   $  899,745,822        0                        0
Other pooled investment vehicles    8   $  680,131,874        0                        0
Other advisory accounts.........  290   $9,737,216,750        2             $758,395,917



As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, AllianceBernstein places the interests of its clients first and expects all of its employees to live up to its fiduciary duty.

AllianceBernstein has policies to avoid conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities also owned by, or bought or sold for clients. AllianceBernstein permits its employees to engage in personal securities transactions. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

The investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where AllianceBernstein would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As referenced above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

AllianceBernstein's compensation program for investment professionals (which include portfolio managers and research analysts) is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for AllianceBernstein's clients.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards") and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under AllianceBernstein's Profit Sharing/401(k) Plan. AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and AllianceBernstein's clients and mutual fund shareholders. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.


Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of AllianceBernstein's leadership criteria.


As of December 31, 2005, Ms. Fedak and Mr. Nagaswami beneficially owned no securities of the Equity Fund or the Socially Responsible Fund.

Mellon Equity

Mellon Bank, N.A., is the 99% limited partner and MMIP, Inc. is the 1% general partner of Mellon Equity Associates, LLP. MMIP, Inc. is a wholly owned subsidiary of Mellon Bank, N.A., which itself is a wholly-owned subsidiary of the Mellon Financial Corporation.

Jocelin A. Reed, portfolio manager of Mellon Equity's portion of the Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:


                                                        Number Charged  Total Assets Charged
        Type of Account          Number  Total Assets  Performance Fees   Performance Fees
        ---------------          ------ -------------- ---------------- --------------------
Registered investment companies.    6   $1,236,393,629        0                  $0
Other pooled investment vehicles    5   $  331,663,509        0                  $0
Other advisory accounts.........   25   $1,310,553,245        0                  $0


Mellon Equity has represented that there are no material conflicts of interest that may arise in connection with the portfolio manager's management of the Equity Fund's investments and the investments of other accounts managed by Mellon Equity.

Mellon Equity provides market-based compensation and incentives that promote individual accountability and commitment to the firm. All investment professionals receive competitive salaries supplemented by a profit-based bonus. Bonus payments may be substantial and are based on the pre-tax net income of Mellon Equity. In calculating bonus payments consideration is given to individual performance (45% of total) and contribution to the firm (40% of total), with the remaining 15% left to the discretion of the President of Mellon Equity as a subjective component. Bonuses are partially deferred with ultimate payment linked to continued employment.


As of December 31, 2005, Ms. Reed beneficially owned no securities of the Fund.


Wellington Management


Maya Bittar, portfolio manager of Wellington Management's portion of the Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:



                                                      Number Charged  Total Assets Charged
        Type of Account          Number Total Assets Performance Fees   Performance Fees
        ---------------          ------ ------------ ---------------- --------------------
Registered investment companies.   15     $3,271.2          0                  0.0
Other pooled investment vehicles   15        707.6          1                 20.9
Other advisory accounts.........   34      3,890.7          5                642.4

Jeffrey Kripke, portfolio manager of Wellington Management's portion of the Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:



                                                      Number Charged  Total Assets Charged
        Type of Account          Number Total Assets Performance Fees   Performance Fees
        ---------------          ------ ------------ ---------------- --------------------
Registered investment companies.   13     $3,133.4          0                  0.0
Other pooled investment vehicles   14        705.8          0                  0.0
Other advisory accounts.........   35      3,771.8          4                514.6



Matthew Megargel, portfolio manager of Wellington Management's portion of the Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:



                                                      Number Charged  Total Assets Charged
        Type of Account          Number Total Assets Performance Fees   Performance Fees
        ---------------          ------ ------------ ---------------- --------------------
Registered investment companies.   15     $3,512.1          0                  0.0
Other pooled investment vehicles   14        717.2          1                 20.9
Other advisory accounts.........   32      4,061.7          5                659.3



Michael Rodier, portfolio manager of Wellington Management's portion of the Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:



                                                      Number Charged  Total Assets Charged
        Type of Account          Number Total Assets Performance Fees   Performance Fees
        ---------------          ------ ------------ ---------------- --------------------
Registered investment companies.    4     $  379.0          0                  0.0
Other pooled investment vehicles   11        554.4          1                 20.9
Other advisory accounts.........   71      3,833.4          3                365.8



Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Fund's portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and Wilshire Associates Incorporated on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2005.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for Mr. Megargel, a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to Lipper Large Cap Core Index and the S&P 500 Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks and/or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

As of December 31, 2005, Messrs. Megargel, Kripke, Rodier and Bittar beneficially owned no securities of the Fund.

Western Asset Management -- Short-Term Investment Fund

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers James J. Flick, Andrea A. Mack and Kevin K. Kennedy manages the Fund's assets.

Messrs. Leech, Walsh, and Flick have each served as portfolio managers for Western Asset for over 10 years. Ms. Mack has been employed by Western Asset for the past 5 years. Ms. Mack became a Portfolio Manager in October 2001. Prior to that Ms. Mack was a Client Service Executive from July 1998 - June 2001. From June - October 2001 Ms. Mack served as a Product Development Executive. Mr. Kennedy joined Western Asset in 2006. Prior to this, Mr. Kennedy was a managing director of Salomon Brothers Asset Management Inc. and was associated with Citigroup Inc. or its predecessor companies since 1993. Prior to joining Citigroup, Mr. Kennedy served as Managing Trader of the Treasurer's Division at Metropolitan Life Insurance Company, as a Trader at Kenny & Branisel Investments and as a Portfolio Manager at Bank of New York.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. Mr. Flick, Ms. Mack and Mr. Kennedy are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Other Accounts. As of December 31, 2005, in addition to the Fund, the Portfolio Manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech



                                                               Number of
                                                            Accounts Managed
                                                               for which     Assets Managed for
                                 Number of                  Advisory Fee is    which Advisory
                                 Accounts    Total Assets     Performance-   Fee is Performance-
        Type of Account           Managed      Managed           Based              Based
        ---------------          --------- ---------------- ---------------- -------------------
Registered Investment Companies.     36    $ 23,661,545,735         0                        0
Other pooled investment vehicles     19      19,795,303,572         0                        0
Other accounts..................    740     205,776,184,176        77          $20,675,562,028



Stephen A. Walsh



                                                               Number of
                                                            Accounts Managed
                                                               for which     Assets Managed for
                                 Number of                  Advisory Fee is    which Advisory
                                 Accounts    Total Assets     Performance-   Fee is Performance-
        Type of Account           Managed      Managed           Based              Based
        ---------------          --------- ---------------- ---------------- -------------------
Registered Investment Companies.     36    $ 23,661,545,735         0                        0
Other pooled investment vehicles     19      19,795,303,572         0                        0
Other accounts..................    740     205,776,184,176        77          $20,675,562,028



James J. Flick



                                                              Number of
                                                           Accounts Managed
                                                              for which     Assets Managed for
                                 Number of                 Advisory Fee is    which Advisory
                                 Accounts   Total Assets     Performance-   Fee is Performance-
        Type of Account           Managed     Managed           Based              Based
        ---------------          --------- --------------- ---------------- -------------------
Registered Investment Companies.     2     $   303,350,218        0                        0
Other pooled investment vehicles     4       2,411,799,647        0                        0
Other accounts..................    78      27,762,151,053        7           $2,212,897,045

Andrea A. Mack



                                                             Number of
                                                          Accounts Managed
                                                             for which     Assets Managed for
                                 Number of                Advisory Fee is    which Advisory
                                 Accounts   Total Assets    Performance-   Fee is Performance-
        Type of Account           Managed     Managed          Based              Based
        ---------------          --------- -------------- ---------------- -------------------
Registered Investment Companies.     3     $2,313,112,207        0                 $0
Other pooled investment vehicles     0                  0        0                  0
Other accounts..................    17      5,553,162,693        0                  0



Kevin K. Kennedy



                                                           Number of
                                                        Accounts Managed
                                                           for which     Assets Managed for
                                 Number of              Advisory Fee is    which Advisory
                                 Accounts  Total Assets   Performance-   Fee is Performance-
        Type of Account           Managed    Managed         Based              Based
        ---------------          --------- ------------ ---------------- -------------------
Registered Investment Companies.     0          0              0                  0
Other pooled investment vehicles     0          0              0                  0
Other accounts..................     0          0              0                  0



Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio's trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a

Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio's sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Compensation of Portfolio Managers. With respect to the compensation of the portfolio managers, the Advisers' compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Portfolio Securities. The following table provides the dollar range of securities beneficially owned by each portfolio manager in the Short-Term Investment Fund as of December 31, 2005:



                                    Dollar Range of Portfolio
                Portfolio Manager Securities Beneficially Owned
                ----------------- -----------------------------
                S. Kenneth Leech.             None
                Stephen A. Walsh.             None
                James J. Flick...             None
                Andrea A. Mack...             None
                Kevin K. Kennedy.             None

Western Asset Management -- Income Fund

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt and Mark Lindbloom, manages the Fund's assets.

Messrs. Leech, Walsh, Moody and Eichstaedt have each served as portfolio managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies since 1986.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Mr. Moody, Mr. Eichstaedt and Mr. Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Other Accounts. As of December 31, 2005, in addition to the Fund, the Portfolio Manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech



                                                               Number of
                                                            Accounts Managed
                                                               for which     Assets Managed for
                                 Number of                  Advisory Fee is    which Advisory
                                 Accounts    Total Assets     Performance-   Fee is Performance-
        Type of Account           Managed      Managed           Based              Based
        ---------------          --------- ---------------- ---------------- -------------------
Registered Investment Companies.     36    $ 23,661,545,735         0                        0
Other pooled investment vehicles     19      19,795,303,572         0                        0
Other accounts..................    740     205,776,184,176        77          $20,675,562,028



Stephen A. Walsh



                                                               Number of
                                                            Accounts Managed
                                                               for which     Assets Managed for
                                 Number of                  Advisory Fee is    which Advisory
                                 Accounts    Total Assets     Performance-   Fee is Performance-
        Type of Account           Managed      Managed           Based              Based
        ---------------          --------- ---------------- ---------------- -------------------
Registered Investment Companies.     36    $ 23,661,545,735         0                        0
Other pooled investment vehicles     19      19,795,303,572         0                        0
Other accounts..................    740     205,776,184,176        77          $20,675,562,028



Edward A. Moody



                                                              Number of
                                                           Accounts Managed
                                                              for which     Assets Managed for
                                 Number of                 Advisory Fee is    which Advisory
                                 Accounts   Total Assets     Performance-   Fee is Performance-
        Type of Account           Managed     Managed           Based              Based
        ---------------          --------- --------------- ---------------- -------------------
Registered Investment Companies.      3    $   633,716,838         0                       0
Other pooled investment vehicles      0                  0         0                       0
Other accounts..................    109     20,218,156,228        11          $3,027,749,985

Carl L. Eichstaedt



                                                              Number of
                                                           Accounts Managed
                                                              for which     Assets Managed for
                                 Number of                 Advisory Fee is    which Advisory
                                 Accounts   Total Assets     Performance-   Fee is Performance-
        Type of Account           Managed     Managed           Based              Based
        ---------------          --------- --------------- ---------------- -------------------
Registered Investment Companies.     6     $ 1,433,550,976        0                       0
Other pooled investment vehicles     0                   0        0                       0
Other accounts..................    87      20,560,792,871        3            $931,390,787



Mark Lindbloom



                                                           Number of
                                                        Accounts Managed
                                                           for which     Assets Managed for
                                 Number of              Advisory Fee is    which Advisory
                                 Accounts  Total Assets   Performance-   Fee is Performance-
        Type of Account           Managed    Managed         Based              Based
        ---------------          --------- ------------ ---------------- -------------------
Registered Investment Companies.     0          0              0                  0
Other pooled investment vehicles     0          0              0                  0
Other accounts..................     0          0              0                  0



Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio's trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio's sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Compensation of Portfolio Managers. With respect to the compensation of the portfolio managers, the Advisers' compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Portfolio Securities. The following table provides the dollar range of securities beneficially owned by each portfolio manager in the Income Fund as of December 31, 2005:



                                     Dollar Range of Portfolio
                Portfolio Manager  Securities Beneficially Owned
                -----------------  -----------------------------
                S. Kenneth Leech..             None
                Stephen A. Walsh..             None
                Edward A. Moody...             None
                Carl L. Eichstaedt             None
                Mark Lindbloom....             None

WAML

The Income Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by Chief Investment Officer S. Kenneth Leech and Deputy Chief Investment Officer Stephen A. Walsh. Messrs. Leech and Walsh each served as portfolio managers for Western Asset for over 10 years. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Other Accounts. As of December 31, 2005, in addition to the Fund, the Portfolio Manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech



                                                              Number of
                                                           Accounts Managed
                                                              for which     Assets Managed for
                                 Number of                 Advisory Fee is    which Advisory
                                 Accounts   Total Assets     Performance-   Fee is Performance-
        Type of Account           Managed     Managed           Based              Based
        ---------------          --------- --------------- ---------------- -------------------
Registered Investment Companies.     36     23,661,545,735         0                       0
Other pooled investment vehicles     19     19,795,303,572         0                       0
Other accounts..................    740    205,776,184,176        77          20,675,562,028



Stephen A. Walsh



                                                              Number of
                                                           Accounts Managed
                                                              for which     Assets Managed for
                                 Number of                 Advisory Fee is    which Advisory
                                 Accounts   Total Assets     Performance-   Fee is Performance-
        Type of Account           Managed     Managed           Based              Based
        ---------------          --------- --------------- ---------------- -------------------
Registered Investment Companies.     36     23,661,545,735         0                       0
Other pooled investment vehicles     19     19,795,303,572         0                       0
Other accounts..................    740    205,776,184,176        77          20,675,562,028



Note: The numbers above reflect the overall number of portfolios managed by WAML. Mr. Leech and Mr. Walsh are involved in the management of all WAML's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of WAML's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio's trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio's sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Compensation of Portfolio Managers. With respect to the compensation of the portfolio managers, the Advisers' compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Portfolio Securities. The following table provides the dollar range of securities beneficially owned by each portfolio manager in the Income Fund as of December 31, 2005:



                                    Dollar Range of Portfolio
                Portfolio Manager Securities Beneficially Owned
                ----------------- -----------------------------
                S. Kenneth Leech.             None
                Stephen A. Walsh.             None


BlackRock

Keith Anderson, portfolio manager of BlackRock's portion of the Income Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:


                                                          Number Charged  Total Assets Charged
        Type of Account          Number   Total Assets   Performance Fees   Performance Fees
        ---------------          ------ ---------------- ---------------- --------------------
Registered investment companies.   23   $ 15,400,000,000         0           $            0
Other pooled investment vehicles   40   $ 14,200,000,000         4           $3,500,000,000
Other advisory accounts.........  392   $112,400,000,000        20           $6,100,000,000


Scott Amero, portfolio manager of BlackRock's portion of the Income Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:


                                                          Number Charged  Total Assets Charged
        Type of Account          Number   Total Assets   Performance Fees   Performance Fees
        ---------------          ------ ---------------- ---------------- --------------------
Registered investment companies.    8   $ 17,800,000,000         0           $            0
Other pooled investment vehicles   48   $ 15,400,000,000         4           $3,500,000,000
Other advisory accounts.........  410   $118,300,000,000        21           $6,300,000,000



Andrew J. Phillips, portfolio manager of BlackRock's portion of the Income Fund, is primarily responsible for the day-to-day management of other registered investment companies, and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:



                                                          Number Charged  Total Assets Charged
        Type of Account          Number   Total Assets   Performance Fees   Performance Fees
        ---------------          ------ ---------------- ---------------- --------------------
Registered investment companies.   31   $ 13,500,000,000         0           $            0
Other pooled investment vehicles   34   $ 14,300,000,000         3           $3,300,000,000
Other advisory accounts.........  367   $109,800,000,000        18           $5,700,000,000


As of December 31, 2005, Messrs. Anderson, Amero and Phillips beneficially owned no securities of the Income Fund.

Neil D. Wagner, portfolio manager of BlackRock's portion of the Small Cap Growth Fund, is primarily responsible for the day-to-day management of other registered investment companies and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:


                                                      Number Charged  Total Assets Charged
        Type of Account          Number Total Assets Performance Fees   Performance Fees
        ---------------          ------ ------------ ---------------- --------------------
Registered investment companies.   7    $  2,465,000        0                  $0
Other pooled investment vehicles   1    $ 15,000,000        0                  $0
Other advisory accounts.........   6    $267,000,000        0                  $0

Andrew F. Thut, portfolio manager of BlackRock's portion of the Small Cap Growth Fund, is primarily responsible for the day-to-day management of other registered investment companies and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:


                                                      Number Charged  Total Assets Charged
        Type of Account          Number Total Assets Performance Fees   Performance Fees
        ---------------          ------ ------------ ---------------- --------------------
Registered investment companies.   2    $640,000,000         0                 $0
Other pooled investment vehicles   0    $          0         0                 $0
Other advisory accounts.........   5    $250,000,000        20                 $0


As of December 31, 2005, Messrs. Wagner and Thut beneficially owned no securities of the Small Cap Growth Fund.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Income and Small Cap Growth Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Funds, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Funds with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Funds. Finally, Messrs. Amero, Anderson and Phillips manage certain accounts (including hedge funds) that are subject to a performance fee. Although Mr. Wagner and Mr. Thut do not currently manage accounts (including hedge funds) that are subject to a performance fee, they may do so in the future.

BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Each of Messrs. Amero, Anderson, Phillips, Wagner and Thut has received awards under the LTIP.

Deferred Compensation Program -- A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including certain of the portfolio managers, is mandatorily deferred in a similar manner for a number of years.

Options and Restricted Stock Awards -- While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero, Anderson and Phillips have been granted stock options in prior years, and participate in BlackRock's restricted stock program. Mr. Wagner has been granted stock options in prior years.

Incentive Savings Plans -- The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of the portfolio managers is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts are measured. For Messrs. Amero, Anderson and Phillips, the relevant benchmark is a combination of market benchmarks (e.g., the Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Lehman Brothers Aggregate Index). In addition, some of the annual incentive compensation of Messrs. Amero, Anderson and Phillips may include a portion of the performance fees paid by certain accounts and funds that they manage. For Messrs. Thut and Wagner, the relevant benchmark is the Russell 2000 Growth Index.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

Mazama

Ronald A. Sauer and Stephen C. Brink, portfolio managers of Mazama's portion of the Small Cap Growth Fund, are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:


                                                        Number Charged  Total Assets Charged
        Type of Account          Number  Total Assets  Performance Fees   Performance Fees
        ---------------          ------ -------------- ---------------- --------------------
Registered investment companies.   13   $1,616,730,318        0             $          0
Other pooled investment vehicles    1   $   80,163,650        0             $          0
Other advisory accounts.........   67   $5,073,295,360        2             $269,924,185


Mazama has represented that there are no material conflicts of interests between the portfolio managers' management of the Small Cap Growth Fund's investments and the investments of the other accounts.

Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

Each Portfolio Manager and Research Analyst ("Investment Team") receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team manages the portfolios in aggregate terms, focusing on the overall strategy, which is then implemented at the portfolio level. In other words, the Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Instead, they are compensated based on overall fees received by the firm. This incentive compensation structure keeps each member of the team focused on the relative performance of the aggregate portfolio versus its benchmark. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and those of the Russell 2000 Growth Index.

Equity incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, including founding equity, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

As of December 31, 2005, Messrs. Sauer and Brink beneficially owned no securities of the Fund.

New Star

Tim Bray, portfolio manager of New Star's portion of the International Equity Fund, is primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:


                                                        Number Charged  Total Assets Charged
        Type of Account          Number  Total Assets  Performance Fees   Performance Fees
        ---------------          ------ -------------- ---------------- --------------------
Registered investment companies.   2    $  574,400,000        1             $65,600,000
Other pooled investment vehicles   1    $  368,600,000        0             $         0
Other advisory accounts.........   9    $1,508,490,000        0             $         0

Brian Coffey, portfolio manager of New Star's portion of the International Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2005, information on these other accounts is as follows:


                                                      Number Charged  Total Assets Charged
        Type of Account          Number Total Assets Performance Fees   Performance Fees
        ---------------          ------ ------------ ---------------- --------------------
Registered investment companies.    3   $ 48,550,000        0                  $0
Other pooled investment vehicles    1   $ 57,830,000        0                  $0
Other advisory accounts.........   10   $351,300,000        0                  $0


In order to minimize any conflicts of interest, for hedge funds where the portfolio manager shares in the performance fee, the manager is required to document the rationale for any transaction for the hedge fund, where the manager's long only funds do not participate. This includes providing a reason for the non-participation of the long only accounts. These rationales are retained by New Star's Parent Office and are subject to monitoring by Compliance.

Portfolio managers and research analysts are paid competitive salaries plus equity participation. Direct share ownership rather than performance-based bonuses ensures that the key driver of the business -- long-term performance -- is uppermost in their minds. Investment professionals will ultimately only be rewarded if the business is successful and the performance is solid. Employee ownership varies based on tenure and level of contribution to the firm.

As of December 31, 2005, Messrs. Bray and Coffey beneficially owned no securities of the International Equity Fund.

Boston Company

D. Kirk Henry, portfolio manager of the Boston Company's portion of the International Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:


                                                      Number Charged  Total Assets Charged
        Type of Account          Number Total Assets Performance Fees   Performance Fees
        ---------------          ------ ------------ ---------------- --------------------
Registered investment companies.   16     $ 8.3 B           0                    0
Other pooled investment vehicles    9     $ 5.1 B           0                    0
Other advisory accounts.........   79     $21.7 B           1                 $298 M


Clifford A. Smith, portfolio manager of the Boston Company's portion of the International Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:


                                                      Number Charged  Total Assets Charged
        Type of Account          Number Total Assets Performance Fees   Performance Fees
        ---------------          ------ ------------ ---------------- --------------------
Registered investment companies.   11     $ 4.5 B           0                    0
Other pooled investment vehicles    6     $ 2.6 B           0                    0
Other advisory accounts.........   55     $16.7 B           1                 $298 M

Andrew Johnsen, portfolio manager of the Boston Company's portion of the International Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:



                                                      Number Charged  Total Assets Charged
        Type of Account          Number Total Assets Performance Fees   Performance Fees
        ---------------          ------ ------------ ---------------- --------------------
Registered investment companies.   11     $ 4.5 B           0                    0
Other pooled investment vehicles    5     $ 2.6 B           0                    0
Other advisory accounts.........   56     $16.9 B           1                 $298 M



Param Roychoudhury, portfolio manager of the Boston Company's portion of the International Equity Fund, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2005, information on these other accounts is as follows:



                                                      Number Charged  Total Assets Charged
        Type of Account          Number Total Assets Performance Fees   Performance Fees
        ---------------          ------ ------------ ---------------- --------------------
Registered investment companies.   11     $ 4.5 B           0                    0
Other pooled investment vehicles    5     $ 2.6 B           0                    0
Other advisory accounts.........   56     $16.9 B           1                 $298 M


The Boston Company has represented that there are no material conflicts between the portfolio managers' management of the International Equity Fund's investments and the investments of the other accounts they manage.

The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the Boston Company Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Boston Company profitability. Therefore, all bonus awards are based initially on the Boston Company's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in the Boston Company Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and Boston Company phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in the Boston Company operating income.

As of December 31, 2005, Messrs. Henry and Smith beneficially owned no securities of the International Equity Fund.

Approval of Advisory and Subadvisory Agreements

Information regarding the Board's approval of the Investment Advisory Agreement and Subadvisory Agreements of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund is included in the Annual Report to Shareholders dated December 31, 2005. Information regarding the Board's approval of the Investment Advisory Agreement for the Target Maturity Funds will be included in the semi-annual report to shareholders dated June 30, 2006.

CODE OF ETHICS. The Trust, the Adviser and the subadvisers have adopted Codes of Ethics (the "Codes") which substantially comply with Rule 17j-l under the 1940 Act. The Codes permit personnel who are subject to the Codes to make personal securities transactions, including in securities that may be purchased or held by the funds, subject to the requirements and restrictions set forth in such Codes. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust.


DISCLOSURE OF PORTFOLIO HOLDINGS. Each Fund's portfolio holdings as of the end of each calendar quarter will be posted on the Trust's website, www.wilfunds.com, on or about the 30th day after the quarter-end. Portfolio holdings information is made available to investors and to rating agencies and companies that collect information about mutual funds (such as Morningstar, S&P and Lipper Analytical Services) only after its public disclosure.

The Trust's policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust's service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust's Adviser, subadvisers, administrator, custodian, fund accountants, independent public accountants, attorneys, officers and trustees. The names of all these parties are included elsewhere in this SAI, and information is provided to these parties on a real-time basis or as needed with no time lag. Making portfolio holdings information available to such parties is an incidental part of the services they provide the Trust. In addition, the Funds' portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities. Such parties are subject to duties of confidentiality by agreement or otherwise including a duty not to trade on nonpublic information. Nonpublic portfolio holdings information may also be disclosed by the Funds or the Adviser to certain third parties, provided that (i) a good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund's best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer of the Trust approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Adviser's website. Currently, there are no arrangements to which these conditions apply.


The Funds' portfolio holdings and characteristics may be disclosed in other circumstances if reviewed and approved by the Trust's Chief Compliance Officer. Any disclosure of portfolio holdings or characteristics not addressed by the Trust's policies and procedures must be submitted to the Chief Compliance Officer for review before dissemination. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The CCO provides the Board of Trustees with reports of any potential exceptions to, or violations of, the Trust's policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The Funds disclose their portfolio holdings to the extent required by law.


PROXY VOTING POLICIES. The subadvisers of the Funds have been delegated the responsibility for voting the Funds' proxies pursuant to the Investment Subadvisory Agreements. Each subadviser votes proxies according to proxy voting policies, which are summarized below. The Adviser monitors the subadvisers' compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a subadviser's stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.


AllianceBernstein's proxy voting policy provides that AllianceBernstein will vote proxies in a timely manner and make voting decisions that are in the best interests of its clients. Although AllianceBernstein reserves the right to depart from its established guidelines in order to avoid voting decisions believed to be contrary to its clients' best interest, AllianceBernstein's policy sets forth its general position on frequent proxy proposals, such as elections of directors, appointment of auditors, changes in capital structure, corporate restructurings/mergers/acquisitions, shareholder rights, corporate governance, anti-takeover measures, executive compensation and social and corporate responsibility. AllianceBernstein's proxy voting committees, which include senior investment personnel and representatives of the corporate legal department, evaluate proposals not covered by its policy and recommend how shares should be voted on such issues. AllianceBernstein's policy addresses conflicts of interest that may arise between the interests of AllianceBernstein, its affiliates or other clients and the Trust and includes procedures to ensure that votes are not the product of a conflict of interest. Where a material conflict of interest exists, AllianceBernstein will review the proposed vote by applying a series of objective tests, and where necessary, considering the views of a third party research service. If the proposed vote is contrary to AllianceBernstein's stated policy or is not covered by the policy, is consistent with management's recommendation and is contrary to the views of an independent service, the proposal is reviewed by the appropriate proxy committee for final determination. In certain countries where "share blocking" is required, AllianceBernstein may abstain from voting if it determines that the cost of voting exceeds the expected benefit to the client. Where share blocking applies, in order to vote, shares may not be sold during a certain period of time before the shareholders meeting.


BlackRock's proxy voting policy provides that BlackRock will vote proxies in the best interests of its clients. BlackRock has established proxy guidelines which list examples of the types of proposals BlackRock typically supports and provides general voting guidelines. These guidelines address proposals that may be characterized as routine, as well as various types of non-routine proposals, which include social issues, financial/corporate issues and shareholder rights. BlackRock provides these guidelines to a third-party service provider who analyzes all proxy solicitations received for BlackRock clients and makes recommendations as to how, based upon these guidelines, BlackRock should vote. These recommendations are reviewed by the relevant Portfolio Management Group team, who must approve the recommendations or provide a written explanation for any matter in which a team member desires to vote differently. If a vote involves a potential material conflict of interest because, for example, the issuer soliciting the vote is a BlackRock client or the matter being voted on involves an affiliate of BlackRock, BlackRock's Brokerage Allocation Committee must be consulted before the vote is approved. The Brokerage Allocation Committee, in consultation with the Legal and Compliance Department, determines whether the conflict is material and, if so, the appropriate method to resolve the conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team proposes a vote that differs from the third-party service provider's recommendation and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the conflict. With respect to votes in connection with securities held on a particular record date but sold prior to the holding of the shareholders meeting, BlackRock may opt to take no action on proposals to be voted at such meeting. In addition, with respect to voting proxies of non-U.S. companies, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the proposal.

Mazama's proxy voting policy provides that Mazama takes an active role in voting proxies on behalf of its clients. Mazama's policy provides that Mazama will generally vote with management on routine issues, unless the issue contains overly restrictive anti-takeover provisions, in which case Mazama may vote against management. Mazama's policy contains a list of routine issues of which Mazama generally votes in favor. It also contains guidelines for voting on various non-routine issues. Mazama portfolio managers or their designees are responsible for voting proxies and are required to justify and document votes against management. Mazama's policy seeks to identify and resolve all material proxy-related conflicts of interest between it and its clients in the best interests of its client. If a material conflict of interest is identified, Mazama will vote consistent with its policy. If the matter is not clearly addressed in its policy, Mazama will rely on ISS, a third-party service to provide guidance on the matter.

The proxy voting policy of Mellon Equity and the Boston Company (each a "Mellon Entity") provides that, in voting proxies, the Mellon Entity will seek to act solely in the best financial interests of its clients. The Mellon Entity reviews, categorizes and analyzes every voting proposal in accordance with its written guidelines, which address proxy issues relating to boards of directors, corporate governance, executive compensation, shareholder proposals and social issues. Items that can be categorized are voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if required. Proposals that cannot be categorized under the guidelines are referred to the Proxy Policy Committee for discussion and vote. In addition, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. The Mellon Entity seeks to avoid material conflicts of interest through the Proxy Policy Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. In addition, the Mellon Entity engages a third party as an independent fiduciary to vote all proxies for securities of Mellon Financial Corporation, the parent of each Mellon Entity. With respect to voting proxies of foreign companies, in determining whether or not to vote, the Mellon Entity weighs the cost of voting, and the potential inability to sell, the shares against the benefit of voting the shares.

New Star's proxy voting policies and procedures provide that portfolio managers will decide how to vote proxies on a case-by-case basis with the intention to vote proxies in the best interest of client accounts. In general, routine and non-contentious issues are voted with management. Any non-routine issues are assessed by the portfolio management team and voted in a manner that best protects shareholder rights and value. New Star does not generally become involved in social issues. If a vote involves a conflict of interest between New Star and the client or where New Star has a separate interest in the outcome of the vote, New Star will vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on New Star's part; vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; refer the proxy to the client or to a fiduciary of the client for voting purposes; suggest that the client engage another party to determine how the proxy should be voted; or disclose the conflict to the client or, in the case of mutual funds, the relevant fund's board (or its delegate), and obtain the client's or board's direction to vote the proxies.


The Fund has granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Corporate Governance Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on our assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Corporate Governance Committee or by the entire Committee in some cases to resolve the conflict and direct the vote. Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to factors including: securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials and/or excessive costs.


Western Asset and WAML are fixed income only managers. As a result, the occasions to vote proxies are rare. In the unlikely event that Western Asset or WAML holds a security that requires a proxy vote, their proxy voting policies provide that the subadviser will vote solely in the best interests of its clients. Research analysts and portfolio managers determine votes on a case-by-case basis in accordance with the subadviser's voting guidelines and the basis for their decision is documented and maintained by the subadviser. If a material conflict of interest exists, the subadvisor seeks voting instructions from an independent third party.

                             BROKERAGE ALLOCATION

The Investment Advisory Agreements and the Investment Subadvisory Agreements authorize the Adviser and the subadvisers, respectively (collectively, the "Advisers") (subject to the discretion and control of the Trust's Board of Trustees), to select the brokers or dealers that will execute the purchases and sales of portfolio securities and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Trustees of the Trust, the Advisers may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if an Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and other clients.

In placing portfolio transactions, each of the Advisers will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and other services in addition to execution services. Such services may include factual and statistical information or other items of supplementary research assistance.

Each of the Advisers considers such information useful in the performance of its obligations under the advisory agreements, but is unable to determine the amount by which such services may reduce its expenses. Research services provided by brokers through which the Funds effect securities transactions may be used by an Adviser in servicing all of its accounts; not all of these services may be used by the Adviser in connection with the Funds. In addition, within the parameters of achieving best price and execution, brokerage services may be used to generate commission credits which are used to pay for pricing agent and custodial services. See "Other Services -- Fund Pricing Agreements and Custodial Agreement."

Each of the Advisers is authorized to consider for investment by a Fund securities that may also be appropriate for other mutual funds and/or clients served by the Advisers. To assure fair treatment of each Fund and all clients of the Advisers in situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Funds and clients in a manner deemed equitable by the Advisers.

To the extent directed by management of the Funds in writing, the Adviser will direct one or more subadvisers to execute purchases and sales of portfolio securities for a Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to the subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices, than those which a subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.

AllianceBernstein may use an affiliate to place the orders for the purchase and sale of the Socially Responsible Fund's securities and for its portion of the Equity Fund's securities. In order for AllianceBernstein's affiliate to effect any such transaction for the Equity Fund or the Socially Responsible Fund, the commissions, fees or other remuneration received by AllianceBernstein's affiliate must be reasonable and fair, compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. This standard would allow AllianceBernstein's affiliate to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees, including a majority of the trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to AllianceBernstein's affiliate are consistent with the foregoing standard.

For the fiscal year ended December 31, 2003, the Equity Fund paid brokerage commissions of $119,318 (16.92% of the Equity Fund's aggregate brokerage commissions, representing 10.23% of the Equity Fund's aggregate dollar amount of transactions involving the payment of commissions) to AllianceBernstein's affiliate. In addition, for the fiscal year ended December 31, 2003 the Socially Responsible Fund paid brokerage commissions of $70,445 (70.08% of the Socially Responsible Fund's aggregate brokerage representing 78.03% of the Socially Responsible Fund's aggregate dollar amount of transactions involving the payment of commissions) to AllianceBernstein's affiliate. For the fiscal year ended December 31, 2004, the Equity Fund paid brokerage commissions of $107,363 (19.9% of the Equity Fund's aggregate brokerage commissions, representing 15.52% of the Equity Fund's aggregate dollar amount of transactions involving the payment of commissions) to AllianceBernstein's affiliate. In addition, for the fiscal year ended December 31, 2004 the Socially Responsible Fund paid brokerage commissions of $39,488 (48.9% of the Socially Responsible Fund's aggregate brokerage representing of 47.43% of the Socially Responsible Fund's aggregate dollar amount of transactions involving the payment of commissions). For the fiscal year ended December 31, 2005, the Equity Fund paid brokerage commissions of $57,353 (12.46% of the Equity Fund's aggregate brokerage commissions, representing 4.24% of the Equity Fund's aggregate dollar amount of transactions involving the payment of commissions) to AllianceBernstein's affiliate. In addition, for the fiscal year ended December 31, 2005 the Socially Responsible Fund paid brokerage commissions of $30,929 (57.48% of the Socially Responsible Fund's aggregate brokerage representing of 12.14% of the Socially Responsible Fund's aggregate dollar amount of transactions involving the payment of commissions). The following table describes the brokerage fees paid by each Fund during its three most recent fiscal years ended December 31.



             Name of Fund                 2003     2004     2005
             ------------               -------- -------- --------
             Equity Fund............... $705,316 $539,188 $460,481
             Balanced Fund.............       --       --       --
             Income Fund...............       --      123       --
             Short-Term Investment Fund       --       --       --
             Small Cap Growth Fund.....  361,105  233,625  276,382
             International Equity Fund.   68,880  130,457   69,312
             Socially Responsible Fund.  100,524   80,674   53,808



The Target Maturity Funds commenced operations on May 1, 2006 and as a result paid no brokerage fees in 2005. There are generally no brokerage fees for the Balanced Fund, Income Fund or Short-Term Investment Fund because these funds do not directly own any equity securities or make equity trades. Where multiple brokers are deemed to be able to provide best execution, brokerage commissions may be allocated to brokers on the basis of their ability to provide research.

As of December 31, 2005, the Funds held the following securities of their regular brokers or dealers as follows:


     Fund                       Brokers or Dealers             Market Value
     ----                       ------------------             ------------
     Equity Fund............... Bank of America Corp.          $17,133,450
                                Bear Stearns Cos., Inc.        $ 1,247,724
                                Citigroup, Inc.                $14,558,078
                                Goldman Sachs Group, Inc.      $ 3,346,002
                                JPMorgan Chase & Co.           $ 7,089,110
                                Lehman Brothers Holdings, Inc. $ 1,397,053
                                Merrill Lynch & Co., Inc.      $ 6,996,509
                                Morgan Stanley                 $ 4,737,790
                                State Street Corp.             $ 2,760,912
                                UBS AG                         $ 1,579,490

     Balanced Fund............. None

     Income Fund............... Bank of America                $ 1,198,695
                                Bear Stearns Cos., Inc.        $ 1,134,697
                                Citigroup, Inc.                $ 1,398,427
                                Deutsche Bank AG               $   148,875
                                Goldman Sachs Group, Inc.      $14,311,515
                                JPMorgan Chase & Co.           $ 1,508,825
                                Lehman Brothers Holdings, Inc. $   223,303
                                Morgan Stanley                 $   828,652
                                UBS Securities                 $    28,598

     Short-Term Investment Fund Lehman Brothers Holdings, Inc. $   600,000

     Small Cap Growth Fund..... None

     International Equity Fund. Barclays Bank PLC              $   416,542
                                Deutsche Bank AG               $   217,624
                                Nomura Holdings, Inc.          $   402,320
                                UBS AG                         $   484,759

     Socially Responsible Fund. Bank of America                $ 3,027,440
                                Citigroup, Inc.                $ 3,754,572
                                Goldman Sachs Group, Inc.      $   970,596
                                JPMorgan Chase & Co.           $ 1,512,189
                                Lehman Brothers Holdings, Inc. $   679,301
                                Merrill Lynch & Co., Inc.      $ 1,239,459
                                Morgan Stanley                 $   987,276


                                  DISTRIBUTOR

Pursuant to an Underwriting Agreement, PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, is the distributor (the "Distributor") for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust's shares.

The Underwriting Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Underwriting Agreement. The Underwriting Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Fund at any time without penalty by the Fund or by the Distributor upon 60 days' notice.

Termination by the Trust with respect to a Fund may be by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Underwriting Agreement, or a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act. The Underwriting Agreement may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Underwriting Agreement.


The Trust has adopted a plan under Rule 12b-l with respect to the Equity, Balanced, Income, Short-Term Investment, Small Cap Growth, International Equity and Socially Responsible Funds that provides for fees to compensate the Distributor for distribution and shareholder services. For its services under the distribution plan, the Distributor receives a distribution fee from each Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable to each Fund. The Trust did not have a distributor until October 1, 2004. Accordingly, there was no compensation paid to a distributor in 2003. The Distributor received the following in distribution fees from the
Funds:



                     2004
                     ----
                     Equity Fund............... $  292,442
                     Balanced Fund............. $        0*
                     Income Fund............... $   74,407
                     Short-Term Investment Fund $        0*
                     Small Cap Growth Fund..... $   30,490
                     International Equity Fund. $   20,483
                     Socially Responsible Fund. $   43,478

                     2005
                     ----
                     Equity Fund............... $1,282,872
                     Balanced Fund............. $        0*
                     Income Fund............... $  320,138
                     Short-Term Investment Fund $    8,071
                     Small Cap Growth Fund..... $  130,231
                     International Equity Fund. $   99,233
                     Socially Responsible Fund. $  195,808

--------

* The Balanced Fund was not assessed distribution fees due to the "fund of funds" structure. The Distributor waived the Short-Term Investment Fund's distribution fees during 2004.


The Distributor paid all of the distribution fees or compensation to insurance companies or their affiliates.


The distribution plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The Distributor may, and it is expected that the Distributor will, pay all or a portion of its fee to insurance companies or their affiliates or financial services firms who assist in distributing or promoting the sale of Fund shares. It is expected that such insurance companies and financial services firms will provide certain shareholders account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds.


The Board of Trustees considered various factors in making the determination that the distribution plan is reasonably likely to benefit the Funds and their respective shareholders, including: (1) the fact that the Funds would be primarily dependent for sales of their shares on insurance companies including the Funds as underlying investment vehicles for their insurance products and that in order to be competitive, the Funds must offer compensation to the insurance companies to help defray distribution costs; (2) the likelihood that the distribution plan would stimulate sales of shares of the Funds and assist in increasing the asset base of the Funds; (3) the potential advantages to shareholders of the Funds of prompt and significant growth of the asset base of the Funds, including reaching certain breakpoints and achieving other economies of scale;
(4) the formula pursuant to which the payment of fees under the distribution plan is determined; (5) the reasonableness of the fees to be paid under the distribution plan ; (6) the lack of reasonable alternative methods of distribution and payments thereof which would be equally effective; and (7) the fact that any significant increase in the asset value of the Funds would benefit the Adviser by increasing the advisory fees payable to it.


The Trust has also adopted a plan under Rule 12b-l with respect to the Target Maturity Funds that provides for fees to reimburse the Distributor for distribution and shareholder services. Under the distribution plan, the Distributor may be reimbursed through a distribution fee from each Fund for distribution or shareholder services incurred, payable monthly, at the annual rate of up to 0.25% of average daily net assets attributable to each Fund.

The Target Maturity Funds' distribution plan is a reimbursement plan which reimburses only for expenses incurred. There is no present intention for the Target Maturity Funds to incur distribution or shareholder services and thus to pay distribution fees, under the distribution plan.

The Board of Trustees considered various factors in making the determination that the distribution plan is reasonably likely to benefit the Target Maturity Funds and their respective shareholders, including: (1) the fact that the Funds will be primarily dependent for sales of their shares on insurance companies; and that in the competitive marketplace, funds often provide compensation to insurance companies to help defray their costs in distributing the insurance contract; (2) the likelihood that the distribution plan will stimulate sales of shares of the Trust, and assist in increasing the asset base of the Funds in the face of competition from a variety of other products; (3) the potential advantages to shareholders of the Trust of growth of the asset base of the Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale; (4) the formula pursuant to which the payment of fees under the distribution plan is determined; (5) the reasonableness of the fees to be paid under the distribution plan; (6) the lack of reasonable alternative methods of distribution and payments therefore which would be equally effective; and (7) the fact that any increase in the asset value of the Funds will benefit the Adviser by increasing the fees payable to it.


From time to time, the Distributor and financial service firms it appoints may engage in activities which jointly promote the sales of shares of multiple Funds, the cost of which may not be readily identifiable or related to any one Fund. Generally, the distribution expenses attributed to such joint distribution activities will be allocated among each Fund on the basis of its respective net assets.

Each distribution plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan. Each distribution plan may be terminated with respect to a Fund at any time without penalty or by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan or by vote of a majority of the outstanding securities of a class of the Fund. If a distribution plan is terminated in accordance with its terms, the obligation of a Fund to make payments to the Distributor pursuant to the distribution plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor in excess of its fees under the distribution plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the distribution plan may or may not be sufficient to reimburse the Distributor for its expenses incurred. A distribution plan may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the distribution plan.

With the exception of the Adviser, in its capacity as the Trust's investment adviser and the Distributor, in its capacity of distributor of Fund shares, no interested person of the Trust and none of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the distribution plans and any related distribution agreement.

PAYMENTS TO INSURANCE COMPANIES. The Adviser will pay insurance companies or their affiliates servicing fees based on shares held by variable annuity products issued by such insurance companies. In return for receiving these fees, such insurance companies or their affiliates will provide certain shareholder account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds.

                                OTHER SERVICES


FUND ACCOUNTANT, FINANCIAL AND REGULATORY ADMINISTRATOR AND TRANSFER AGENT. The Trust has entered into a Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005, with PFPC Inc. ("PFPC"). PFPC is located at 760 Moore Road, King of Prussia, PA 19406 and is an affiliate of the Distributor. PFPC, the custodian and the Distributor are wholly-owned subsidiaries of PNC Financial Services Group. PFPC furnishes the Trust with transfer agency services, fund accounting services, administration services and certain other services as may be required by the Trust. PFPC also prepares tax returns, reports to the Funds' shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; coordinates the registration of the Funds with the National Securities Clearing Corp. ("NSCC") and the filing of required Fund reports with the NSCC; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Fund; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Fund's operations, other than providing legal or investment advice. PFPC is paid an asset based fee for these services, subject to certain minimums.

PFPC also served as administrator, transfer agent and dividend paying agent to the Funds pursuant to a prior agreement dated October 1, 2004, which terminated on June 27, 2005.


The Adviser has contractually agreed to reimburse the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small-Cap Growth Fund, International Equity Fund, and Socially Responsible Fund for PFPC's fees and expenses for certain services rendered for regulatory and corporate administration, federal and state income tax return completion, underwriting and transfer agency through December 31, 2006.

Prior to September 30, 2004, Horace Mann Investors, Inc. ("HM Investors") served as administrator to the Funds under an Administration Agreement. For providing such services, HM Investors received a fee, accrued daily and paid monthly, based upon the combined assets of the Funds as follows: 0.25% on the first $1 billion of assets and 0.20% on assets over $1 billion.


The following table describes the administration and accounting fees paid by each Fund during 2003, the period ended September 30, 2004, and 2005:



           NAME OF FUND                  2003       2004      2005
           ------------               ---------- ---------- --------
           Equity Fund............... $1,188,913 $1,010,077 $262,569
           Balanced Fund.............          *          * $ 13,546
           Income Fund............... $  297,424 $  245,391 $ 94,997
           Short-Term Investment Fund $    9,368          * $  3,308
           Small Cap Growth Fund..... $  109,698 $  108,119 $ 30,652
           International Equity Fund. $   72,654 $   70,059 $ 53,634
           Socially Responsible Fund. $  159,528 $  145,644 $ 42,170

--------

* The Balanced Fund was not charged an administration fee due to the "fund of funds" structure. HM Investors waived the Short-Term Investment Fund's administration fees during 2004. The Adviser reimbursed the Short-Term Investment Fund's administration fees during 2005.

Prior to September 30, 2004, Horace Mann Life Insurance Company provided certain services to the Funds necessary to coordinate the Funds' activities with those of the Separate Account of Horace Mann Life Insurance Company. Pursuant to a Support Services Agreement, Horace Mann Life Insurance Company received a fee, accrued daily and paid monthly, based upon the combined assets of the Funds as follows: 0.15% on the first $1 billion of assets and 0.10% on assets over $1 billion.

                                                    Period Ended
             NAME OF FUND                 2003   September 30, 2004
             ------------               -------- ------------------
             Equity Fund............... $712,718      $585,797
             Balanced Fund.............        *             *
             Income Fund............... $178,455      $144,143
             Short-Term Investment Fund $  5,621             *
             Small Cap Growth Fund..... $ 65,819      $ 63,011
             International Equity Fund. $ 43,593      $ 40,612
             Socially Responsible Fund. $ 95,716      $ 84,493

--------
* The Balanced Fund was not charged a support services fee due to the "fund of funds" structure. Horace Mann Life Insurance Company waived the Short-Term Investment Fund's support services fee during 2004.

CUSTODIAL AGREEMENT. PFPC Trust Company serves as custodian of the assets of each Fund, including foreign securities through a subcustodian relationship. Under the Custodian Services Agreement, PFPC Trust Company maintains each Fund's portfolio securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custodian Services Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, currently serves as the Trust's Independent Registered Public Accounting Firm. The Independent Registered Public Accounting Firm performs an annual audit of the financial statements of each Fund and provides services related to Securities and Exchange Commission filings throughout the year.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the independent trustees of the Trust.

                                 VOTING RIGHTS

Each Fund is authorized by the Declaration of Trust to issue an unlimited number of shares. Shares of each Fund are of the same class with equal rights and privileges with respect to liquidation of a Fund. Each share is entitled to vote on all matters submitted to a vote of shareholders. The shares of each Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund have no pre-exemptive rights. The shares of each Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

Each person with voting rights will be provided with reports and proxy materials relating to the applicable Fund(s). To be entitled to vote, a shareholder (either a public shareholder of the Equity Fund or an insurance company separate account) must have been a shareholder on the record date. The number of Fund shares for which a shareholder may vote is determined by dividing the value of an interest in a Fund by the net asset value of one share of the Fund, as of the same date.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily net asset value of each Fund's shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated net asset value after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASD Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity Securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members are representatives of the Adviser, or the Trust's Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

SHORT-TERM AND EXCESSIVE TRADING. The Trust and its Funds are designed for long-term investors. The Funds do not accommodate short-term or excessive trading and ask the insurance companies that offer the Funds for cooperation in discouraging such trading activity through their variable annuity contracts. Such trading may present risks to other shareholders in the Fund, including disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact a Fund's net asset value and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading. Shares of the Funds are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Funds. Accordingly, the Funds do not have access to information regarding trading activity by individual contract owners and therefore are unable to monitor individual contract owners for violations of the Funds' policy. The Board has directed Wilshire to seek to have the participating insurance companies monitor the trading activity of the individual contract owners to detect and deter market timing and encourages such insurance companies to take appropriate actions to deter market timing.

There is no assurance that the Trust or its agents will gain access to any or all information necessary to detect market timing in the variable annuity contracts. The Trust is severely limited in its ability to monitor the trading activity or enforce the Trust's market timing trading policy because each insurance company has the relationship with, and is responsible for maintaining the account records of, the individual variable annuity contract owners. In addition, there may be legal and technical limitations on the ability of an insurance company to impose trading restrictions and to apply the Trust's market timing trading policy to their variable annuity contract owners. As a result, should it occur, the Trust may not be able to detect market timing activity that may be facilitated or tolerated by insurance companies, and there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.

                                  TAX MATTERS

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

Each Fund qualifies and intends to continue to qualify as a regulated investment company under the Code. In order to qualify as a regulated investment company under the Code, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in these stocks, securities or foreign currencies; (b) distribute at least 90% of its net investment income which includes short-term capital gains, and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, Government securities, the securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of that issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than Government securities or the securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

The Funds are investment vehicles for the variable contracts of life insurance companies. The separate accounts which maintain the variable contracts must satisfy quarterly diversification requirements under Section 817(h) of the Code. These diversification requirements, which apply in addition to the diversification requirements imposed on the Funds by the 1940 Act, place limitations on the investments of each Fund that can be made in the securities of certain issuers. If Fund investments are not adequately diversified under
Section 817(h), the earnings of all variable contracts invested, in whole or in part, in the Fund will be currently taxable to the variable contract owners.

As a regulated investment company, a Fund is not subject to federal income tax on its net investment income (including short-term capital gains) if it distributes all net investment income to its shareholders. A Fund will not be subject to federal income tax on any net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed as capital gain dividends. If, however, shares of a Fund are sold at a loss after being held six months or less, such loss will be considered a long-term capital loss to the extent of any capital gains distributions on such shares. However, a Fund would be subject to corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed income. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis may be subject to a nondeductible 4% federal excise tax. To prevent imposition of this excise tax, each Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. Each Fund intends to make sufficient distributions on a timely basis to avoid the imposition of the excise tax.

A distribution will be treated as having been paid on December 31 if it is declared by a Fund in October, November or December and is paid in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which although eligible for the dividends received deduction available to corporate holders, would be taxable to all shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gains in such shareholders' hands.

A Fund's transactions, if any, in options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts and futures contracts on foreign currency are marked to market, the gain or loss is generally ordinary under
Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

Foreign exchange gains and losses realized by the International Equity Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. For example, if the Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. The International Equity Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Code, which allows a regulated investment company to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its taxable income. If the International Equity Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends-paid deduction. Each shareholder would then include in its gross income, and treat as paid by it, its proportionate share of the foreign taxes paid by the Fund.

Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the portfolio, the Board of Trustees of the Fund will promptly review the policies of the International Equity Fund to determine whether significant changes in its investments are appropriate.

Public shareholders of the Equity Fund who sell or exchange their shares in such Fund will generally have a taxable transaction for federal income tax purposes. Holders who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares are held as a capital asset at the time of the sale, the gain or loss will be a capital gain or loss. Similarly, a redemption by the Equity Fund (including a redemption resulting from liquidation of the Fund), if any, of all the Fund's shares actually and constructively held by a shareholder generally will give rise to capital gain or loss, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by the Code must be satisfied to achieve such treatment.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above and in the prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 30% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

Additionally, U.S. investors may be subject to a 28% "backup withholding" on distributions and proceeds payable to each investor who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the IRS instructs the Fund to do so.

The Equity Fund, Balanced Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

CAPITAL LOSS CARRY FORWARDS. On December 31, 2005 the following Funds had available for Federal income tax purposes unused capital losses as follows:


           Fund                              Expiring December 31,
           ----            ---------------------------------------------------------
                              2008        2009       2010        2011    2012  2013
                           ----------- ---------- ----------- ---------- ---- ------
Balanced Fund............. $ 5,751,560 $        0 $         0 $        0 $  0 $    0
Equity Fund...............  10,385,728          0  42,546,430  5,637,907    0      0
Short-Term Investment Fund           0          0           0          0  586  1,230
Small Cap Growth Fund.....           0  7,581,990   9,619,277          0    0      0
International Equity Fund.           0  1,727,124   7,076,246          0    0      0


The above discussion is only an abbreviated summary of the applicable provisions of the Code and is not intended as tax advice.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


The following table sets forth, as of April 13, 2006, the holdings of the capital stock of each of the Funds known by the respective Fund to own, control or hold with power to vote 5% or more of its outstanding securities. Since the listed insurance company registered separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.



                                                Type of
                                               Ownership % of Shares
                                               --------- -----------
            EQUITY FUND:
            Horace Mann Life Insurance Company  Record      61.92%
            One Horace Mann Plaza
            Springfield, Illinois 62715

            Wilshire VIT Balanced Fund........  Record      30.23%
            C/o PFPC
            760 Moore Road
            King of Prussia, PA 19406-1212

                                                Type of
                                               Ownership % of Shares
                                               --------- -----------

            BALANCED FUND:
            Horace Mann Life Insurance Company  Record        100%
            Separate Account
            One Horace Mann Plaza
            Springfield, Illinois 62715

            INCOME FUND:
            Wilshire VIT Balanced Fund........  Record      80.43%
            C/o PFPC
            760 Moore Road
            King of Prussia, PA 19406-1212

            Horace Mann Life Insurance Company  Record      19.57%
            Separate Account
            One Horace Mann Plaza
            Springfield, Illinois 62715

            SHORT-TERM INVESTMENT FUND:
            Horace Mann Life Insurance Company  Record        100%
            Separate Account
            One Horace Mann Plaza
            Springfield, Illinois 62715

            SMALL CAP GROWTH FUND:
            Horace Mann Life Insurance Company  Record        100%
            Separate Account
            One Horace Mann Plaza
            Springfield, Illinois 62715

            INTERNATIONAL EQUITY FUND:
            Horace Mann Life Insurance Company  Record        100%
            Separate Account
            One Horace Mann Plaza
            Springfield, Illinois 62715

            SOCIALLY RESPONSIBLE FUND:
            Horace Mann Life Insurance Company  Record        100%
            Separate Account
            One Horace Mann Plaza
            Springfield, Illinois 62715

--------
Horace Mann Life Insurance Company is organized under the laws of the State of Illinois and is a wholly-owned subsidiary of Allegiance Life Insurance Company, an Illinois-domiciled life insurance company. One hundred percent of the stock of Allegiance Life Insurance Company is held by Horace Mann Educators Corporation, an insurance holding company incorporated in Delaware.

                              GENERAL INFORMATION

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to

Section 16(c) of the 1940 Act. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

                             FINANCIAL STATEMENTS

The financial statements for the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Funds' Annual Report dated December 31, 2005. The financial statements for the 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund will be available after the completion of the Funds' first six months and first fiscal year end of operation respectively. A copy of the Annual Report must be accompanied by or preceded by the Prospectus. Additional copies of the Annual Report, including the Report of Independent Registered Public Accounting Firm, or the Semi-Annual Report may be obtained, upon request and without charge, by contacting the offices of the Funds at 760 Moore Road, King of Prussia, Pennsylvania, 19406 or by telephoning 1-888-200-6796.

                                  APPENDIX A

               DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS. Moody's Investors Service, Inc., employs the designations "Prime-1", "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest.

   A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2 and 3 to indicate the relative degree of safety.

   A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus
   (+) sign designation.

   A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Corporate Debt Securities. Moody's Investors Service, Inc., rates the long-term debt securities issued by various entities from "Aaa" to "D."

   Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, these changes are most unlikely to impair the fundamentally strong position of such issues.

   Aa -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat greater.

   A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Standard & Poor's Corporation also rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

   AAA -- Highest grade. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates and provide the maximum safety on all counts.

   Aa -- High grade. Generally, these bonds differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

   A -- Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher-rated categories.

                                    PART C

                               OTHER INFORMATION

ITEM 23. EXHIBITS

    (a)(i) Declaration of Trust and Certificate of Trust.(1)

      (ii) Written Instrument Establishing and Designating Shares of the Target Maturity Funds.(14)

    (b)By-Laws.(1)

    (c)Not applicable.

    (d)Investment Advisory Contracts.

      (i) Form of Investment Advisory Agreement with Wilshire Associates Incorporated for the Target Maturity Funds.*

      (ii) Form of Amended Investment Advisory Agreement with Wilshire Associates Incorporated.(11)

      (iii) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Wellington Management Company, LLP.(4)

      (iv) Amended Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and BlackRock Financial Management, Inc.(10)

      (v) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Mellon Equity Associates, LLP.(4)

      (vi) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Western Asset Management Company.(6)

      (vii) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Western Asset Management Limited.(6)

      (viii) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Alliance Capital Management, Inc.(7)

      (ix) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Mazama Capital Management(8)

      (x) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and New Star Institutional Managers Limited. (11)

      (xi) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and The Boston Company Asset Management, LLC.(11)

    (e)(i) Form of Underwriting Agreement with PFPC Distributors, Inc. (11)

      (ii) Form of Selling / Services Agreement.(11)

    (f)Not applicable.

    (g)Custodian Services Agreement.(14)

    (h)(i) Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement with PFPC Inc. (14)

      (ii) Participation Agreement with Horace Mann Life Insurance Company.(10)

      (iii) Form of Expense Reimbursement Agreement with Wilshire Associates Incorporated.(11)

      (iv) Expense Limitation Agreement for Target Maturity Funds.*

    (i)Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C. *

    (j)(i) Consent of PricewaterhouseCoopers, LLP.*



    (k)Not applicable.

    (l)Investment Letter from initial investor to the Registrant.(1)

    (m)(i) Distribution Plan.(11)

      (ii) Distribution Plan for Target Maturity Funds.*

    (n)Not applicable.

    (o)Reserved.

    (p)Codes of Ethics

      (i) Wilshire Variable Insurance Trust and Wilshire Associates Incorporated. (12)

      (ii) Mazama Capital Management. (12)

      (iii) Wellington Management Company. (12)

      (iv) BlackRock Financial Management, Inc. (12)

      (v) Mellon Equity Associates, LLP and The Boston Company Asset Management, LLC. (12)

      (vi) Western Asset and WAML. (12)

      (vii) AllianceBernstein, L.P. (12)

      (viii) New Star Institutional Managers Limited. (12)

    (q)Powers of Attorney for George J. Zock, Richard A. Holt, Harriet A. Russell, Roger A. Formisano, Cynthia A. Hargadon and DeWitt F. Bowman.(14)
--------
(1)Incorporated by reference to the initial Registration Statement filed on November 8, 1996.
(2)Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on or about February 20, 1997.
(3)Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on Form N-1A on or about March 19, 1997.
(4)Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on Form N-1A on or about February 26, 1999.
(5)Incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed on Form N-1A on or about March 1, 2000.
(6)Incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed on Form N-1A on or about April 28, 2000.
(7)Incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed on Form N-1A on or about April 28, 2001.
(8)Incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed on Form N-1A on or about April 24, 2002.
(9)Incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed on Form N-1A on or about April 30, 2003.
(10)Incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed on Form N-1A on or about April 30, 2004.
(11)Incorporated by reference to Registrant's Post-Effective Amendment No.15 filed on or about September 30, 2004.
(12)Incorporated by reference to Registrant's Post-Effective Amendment No.16 filed on or about February 28, 2005.
(13)Incorporated by reference to Registrant's Post-Effective Amendment No.17 filed on or about May 2, 2005.
(14)Incorporated by reference to Registrant's Post-Effective Amendment No.19 filed on or about February 14, 2006.
*  Filed herewith

ITEM 24. Persons Controlled By or Under Common Control with Registrant

   Not applicable.

ITEM 25. Indemnification

   Article V of Registrant's Declaration of Trust, provides for the indemnification of Registrant's trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").

   Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of Investment Adviser


   Wilshire Associates Incorporated (the "Adviser") is the investment adviser to the Registrant. The Adviser has entered into investment subadvisory agreements with AllianceBernstein, LP, Mellon Equity Associates, LLP, Wellington Management Company, LLP, BlackRock Financial Management, Inc., Mazama Capital Management, Inc., Western Asset Management Company, Western Asset Management Limited, New Star Institutional Managers Limited and The Boston Company Asset Management, LLC.


          BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF
      REGISTRANT'S INVESTMENT ADVISER, WILSHIRE ASSOCIATES INCORPORATED,
                                 ("WILSHIRE").

   Set forth below is information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Wilshire is 1299 Ocean Avenue, Santa Monica, California 90401-1085. Wilshire is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of Wilshire is as follows:

                              NATURE OF COMPANY
    NAME AND POSITION               AND/OR
    WITH WILSHIRE             PRINCIPAL BUSINESS           CAPACITY
    -----------------        --------------------- ------------------------
    Robert John Raab,....... Investment Management Senior Managing Director
    Vice Chairman...........

    Dennis Anthony Tito,.... Investment Management Chief Executive Officer
    Chairman & Chief........
    Executive Officer.......

    Rosalind Margaret....... Investment Management Managing Director
    Hewsenian, Director.....

    Robert Charles Kuberek,. Investment Management Senior Managing Director
    Chief Financial Officer.

    Howard Tamotsu Yata,.... Investment Management Managing Director
    Director................

    Cecilia Infee Loo,...... Investment Management Managing Director
    Director................

    San Olivia Slawson,..... Investment Management Managing Director
    Chief Compliance Officer

    Julia Kathleen Bonafede, Investment Management Managing Director
    Director................

    Lawrence E Davanzo...... Investment Management Managing Director
    Director................

    Thomas Kevin Lynch,..... Investment Management Managing Director
    Director................

    Ziba Saatchian,......... Investment Management Managing Director
    Treasurer...............

    Robert C. Kuberek,...... Investment Management Managing Director
    Chief Financial Officer.

    Art Baram,.............. Investment Management Managing Director
    Secretary...............


   BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT").

   Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940. Information as to the directors and officers of Wellington Management is as follows:


                                            NATURE OF COMPANY
        NAME AND POSITION                         AND/OR
        WITH WELLINGTON                     PRINCIPAL BUSINESS CAPACITY
        -----------------                   ------------------ --------
        Nicholas Charles Adams.............         --            --
        Partner............................

        John F. Averill....................         --            --
        Partner............................

        Paul Braverman.....................         --            --
        Partner and Chief Financial Officer

        Cynthia M. Clarke..................         --            --
        Partner and Chief Legal Officer....

        Laurie Allen Gabriel...............         --            --
        Partner............................

                  Paul J. Hamel......................
                  Partner............................ --  --

                  James P. Hoffmann..................
                  Partner............................ --  --

                  Selwyn Justin Notelovitz...........
                  Chief Compliance Officer........... --  --

                  Saul Joseph Pannell................
                  Partner............................ --  --

                  Thomas Louis Pappas................
                  Partner............................ --  --

                  Philip H. Perelmuter...............
                  Partner............................ --  --

                  John Robert Ryan...................
                  Partner............................ --  --

                  Perry Marques Traquina.............
                  Partner and Chief Executive Officer --  --

   BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK FINANCIAL MANAGEMENT, INC. ("BLACKROCK").

   Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. BlackRock is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc. The principal business address of BlackRock is 40 East 52nd Street, New York, NY 10022. BlackRock is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of BFM is as follows:

Name and Position
with BlackRock                                     Other Company              Position with Other Company
-----------------                      -------------------------------------  ---------------------------
Steven Buller, Chief Financial         BlackRock, Inc., New York, NY          Chief Financial Officer and
Officer and Managing Director                                                 Managing Director

                                       BlackRock (Japan), Inc., New           Chief Financial Officer and
                                       York, NY                               Managing Director

                                       BlackRock International, Ltd,          Chief Financial Officer and
                                       Edinburgh, Scotland                    Managing Director

                                       BlackRock Overseas Investment Corp.,   Chief Financial Officer and
                                       New York, NY                           Managing Director

                                       SSRM Holdings, Inc., Boston,           Chief Financial Officer and
                                       MA                                     Managing Director

                                       State Street Management &              Chief Financial Officer and
                                       Research Company, Boston, MA           Managing Director

                                       Risk Monitors, Inc., New York,         Chief Financial Officer and
                                       NY                                     Managing Director

Robert P. Connolly, General    BlackRock, Inc., New York, NY         General Counsel, Managing
Counsel, Managing Director and                                       Director and Secretary
Secretary

                               BlackRock Advisors, Inc.,             General Counsel, Managing
                               Wilmington, DE                        Director and Secretary

                               BlackRock Capital Management,         General Counsel, Managing
                               Inc., Wilmington, DE                  Director and Secretary

                               BlackRock Funding, Inc.,              General Counsel, Managing
                               Wilmington, DE                        Director and Secretary

                               BlackRock Funding International,      General Counsel, Managing
                               Ltd., New York, NY                    Director and Secretary

                               BlackRock Institutional               General Counsel, Managing
                               Management Corporation,               Director and Secretary
                               Wilmington, DE

                               BlackRock (Japan), Inc.,              General Counsel, Managing
                               New York, NY                          Director and Secretary

                               BlackRock Japan Holdings, Inc.,       General Counsel, Managing
                               New York, NY                          Director and Secretary

                               BlackRock International, Ltd,         General Counsel, Managing
                               Edinburgh, Scotland                   Director and Secretary

                               BlackRock Overseas Investment Corp.,  General Counsel, Managing
                               New York, NY                          Director and Secretary

                               BlackRock Investments, Inc.,          General Counsel, Managing
                               New York, NY                          Director and Secretary

                               SSRM Holdings, Inc., Boston,          General Counsel, Managing
                               MA                                    Director and Secretary

                               State Street Management & Research    General Counsel, Managing
                               Company, Boston, MA                   Director and Secretary

                               BlackRock Portfolio Holdings, Inc.,   General Counsel, Managing
                               Wilmington, DE                        Director and Secretary

                               BlackRock Portfolio Investments, LLC, General Counsel, Managing
                               Wilmington, DE                        Director and Secretary

Laurence D. Fink, Chairman and BlackRock, Inc., New York,            Chairman and Chief Executive
Chief Executive Officer        NY                                    Officer

                               BlackRock Funds, Wilmington, DE       Trustee

                               BlackRock Advisors, Inc.,             Chief Executive Officer
                               Wilmington, DE


       BlackRock Advisors Singapore           Chairman & Chief Executive
       Pte. Ltd., Singapore                   Officer

       BlackRock Asia Limited,                Chairman & Chief Executive
       Hong Kong                              Officer

       BlackRock Capital Management,          Chief Executive Officer
       Inc., Wilmington, DE

       BlackRock Funding, Inc.,               Chief Executive Officer
       Wilmington, DE

       BlackRock Funding International, Ltd., Chairman & Chief Executive
       New York, NY                           Officer

       BlackRock Institutional                Chief Executive Officer
       Management Corporation,
       Wilmington, DE

       BlackRock (Japan), Inc.,               Chairman and Chief Executive
       New York, NY                           Officer

       BlackRock Overseas Investment          Chairman and Chief Executive
       Corp., New York, NY                    Officer

       BlackRock Japan Holdings, Inc.,        Chairman & Chief Executive
       New York, NY                           Officer

       BlackRock International, Ltd,          Chairman and Chief Executive
       Edinburgh, Scotland                    Officer

       BlackRock Investments, Inc.,           Chairman and Chief Executive
       New York, NY                           Officer

       BlackRock HPB Management               Director
       LLC

       BlackRock Portfolio Holdings, Inc.,    Chief Executive Officer
       Wilmington, DE

       BlackRock Portfolio Investments, LLC,  Chief Executive Officer
       Wilmington, DE

       Risk Monitors, Inc., New York,         Chairman and Chief Executive
       NY                                     Officer

       Nomura BlackRock Asset                 Chairman and Director
       Management Co., Ltd.

       SSRM Holdings, Inc., Boston,           Chairman and Chief Executive
       MA                                     Officer

       State Street Management &              Chairman and Chief Executive
       Research Company, Boston, MA           Officer

       State Street Research Investment       Director
       Services, Inc., Boston, MA

Robert S. Kapito, Vice Chairman BlackRock, Inc., New York, NY         Vice Chairman
and Director...................

                                BlackRock Closed-End Funds,           President and Trustee
                                Wilmington, DE

                                BlackRock Advisors, Inc.,             Vice Chairman and Director
                                Wilmington, DE

                                BlackRock Advisors Singapore          Vice Chairman
                                Pte. Ltd., Singapore

                                BlackRock Capital Management,         Vice Chairman and Director
                                Inc., Wilmington, DE

                                BlackRock Institutional               Vice Chairman and Director
                                Management Corporation,
                                Wilmington, DE

                                BlackRock Funding, Inc.,              Vice Chairman and Director
                                Wilmington, DE

                                BlackRock Funding International,      Vice Chairman and Director
                                Ltd., New York, NY

                                BlackRock Japan Holdings, Inc.,       Vice Chairman and Director
                                New York, NY

                                BlackRock (Japan), Inc., New York,    Vice Chairman and Director
                                NY

                                BlackRock Overseas Investment         Vice Chairman and Director
                                Corp., New York, NY

                                BlackRock International, Ltd,         Vice Chairman and Director
                                Edinburgh, Scotland

                                BlackRock Investments, Inc.,          Director
                                New York, NY

                                BlackRock Asia Limited,               Vice Chairman and Director
                                Hong Kong

                                BlackRock Portfolio Holdings, Inc.,   Vice Chairman and Director
                                Wilmington, DE

                                BlackRock Portfolio Investments, LLC, Vice Chairman and Director
                                Wilmington, DE

                                Risk Monitors, Inc., New York,        Vice Chairman and Director
                                NY

                                SSRM Holdings, Inc., Boston,          Vice Chairman and Director
                                MA

                                State Street Management &          Vice Chairman and Director
                                Research Company, Boston, MA

                                State Street Research Investment   Director
                                Services, Inc., Boston, MA

                                BlackRock Realty Advisors, Inc.,   Director
                                San Francisco, CA

Ralph L. Schlosstein, President BlackRock, Inc., New York,         President and Director
and Director................... NY

                                BlackRock Closed-End Funds,        Chairman and Trustee
                                Wilmington, DE

                                BlackRock Liquidity Funds,         Chairman and President
                                Wilmington, DE

                                BlackRock Advisors, Inc.,          President and Director
                                Wilmington, DE

                                BlackRock Advisors Singapore       President and Director
                                Pte. Ltd., Singapore

                                BlackRock Capital Management,      President and Director
                                Inc., Wilmington, DE

                                BlackRock Funding, Inc.,           President and Director
                                Wilmington, DE

                                BlackRock Funding International,   President and Director
                                Ltd., New York, NY

                                BlackRock Institutional Management President and Director
                                Corporation, Wilmington, DE

                                BlackRock Japan Holdings, Inc.,    President and Director
                                New York, NY

                                BlackRock (Japan), Inc.,           President and Director
                                New York, NY

                                BlackRock Overseas Investment      President and Director
                                Corp., New York, NY

                                BlackRock HPB Management LLC,      Director
                                New York, NY

                                BlackRock International, Ltd,      President and Director
                                Edinburgh, Scotland

                                BlackRock Investments, Inc.,       Director
                                New York, NY

                                BlackRock Asia Limited,            President and Director
                                Hong Kong


            BlackRock Portfolio Holdings, Inc., President and Director
            Wilmington, DE

            BlackRock Portfolio Investments,    President and Director
            LLC, Wilmington, DE

            Rick Monitors, Inc., New York,      President and Director
            NY

            Anthracite Capital, Inc.            Chairman of the Board

            SSRM Holdings, Inc., Boston,        President and Director
            MA

            State Street Management &           President and Director
            Research Company, Boston, MA

            State Street Research Investment    Director
            Services, Inc., Boston, MA

            BlackRock Realty Advisors, Inc.,    Director
            San Francisco, CA

   BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, MELLON EQUITY ASSOCIATES, LLP ("MELLON EQUITY").

   Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address for Mellon Equity is 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258. Mellon Equity is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of Mellon Equity is as follows:

Name and Position
With Mellon Equity                  Other Company             Position With Other Company
------------------      ------------------------------------- ---------------------------
Ronald O'Hanley........ Mellon Financial Corporation            Vice Chairman
  Chairman of the Board Mellon Institutional Asset Management   President
                        Mellon Trust of New England, N.A.       Director
                        Newton Asset Management                 Director
                        Standish Mellon Asset Management        Director
                        Company LLC
                        Franklin Portfolio Holdings, LLC        Director
                        The Boston Company Asset                Director
                        Management, LLC
                        TBCAM Holdings, LLC                     Director
                        Pareto Investment Management Limited    Director
                        Mellon Capital Management Corp.         Director
                        Mellon Bank N.A.                        Director
                        Fixed Income (MA) Trust                 Trustee
                        Fixed Income (DE) Trust                 Trustee
                        The Dreyfus Corporation                 Vice Chairman, Director
                        EACM Advisors, LLC                      Board of Managers

Stephen Canter........... Dreyfus Corporation                   Chairman of the Board,
  Executive Committee....                                       Director, CEO, COO
  Member................. Dreyfus Trust Company                 Director, Chairman,
                                                                President, CEO
                          Newton Management Limited             Director
                          Franklin Portfolio Holdings, LLC      Director
                          TBCAM Holdings, LLC                   Director
                          Mellon Capital Management Corp.       Director
                          Mellon Financial Corp                 Vice Chairman, Director
                          The Boston Company Asset              Director
                          Management, LLC
                          Founders Asset Management LLC         Member, Board of Managers
                          Mellon Bank, N.A.                     Vice Chairman
                          Standish Mellon Asset Management      Member, Director, Manager
                          Company LLC

Scott E. Wennerholm...... Mellon Capital Management Corp.       Director
  Executive Committee.... The Boston Company Asset              Director
  Member................. Management, LLC
                          Newton Management Limited             Director
                          Standish Mellon Asset Management      Director
                          Company LLC
                          TBCAM Holdings, LLC                   Director
                          EACM Advisors, LLC                    Director
                          Franklin Portfolio Holdings, LLC      Director

John Nagorniak........... AIMR Research Foundation              Trustee
  Executive Committee.... Boston Security Analyst Society, Inc  Director
  Member................. Boston Security Analyst Society, Inc  President
                          Foxstone Financial, Inc               President - Director
                          Franklin Portfolio Associates Trust   Chairman - Trustee
                          Franklin Portfolio Holdings, Inc.     President - Director
                          Franklin Portfolio Holdings, LLC      Chairman, Director
                          Life Harbor Investments, Inc          Director
                          Life Harbor, Inc                      Director
                          Mellon Capital Management Corp.       Director
                          The Boston Company Asset              Director
                          Management, LLC
                          Mellon HBV Advisors LLC               Manager
                          Mellon HBV Alternative Strategies     Manager
                          Holdings LLC
                          Mellon HBV Alternative Strategies LLC Manager
                          Mellon HBV Company Limited            Director
                          Mellon HBVII LLC                      Manager
                          MIT Investment Corporation            Director
                          Newton Management Limited             Director
                          Pareto U.S. High Yield Fixed Income   Management Board Member
                          Fund, LLC
                          Pareto Investment Management Limited  Director
                          Princeton Association of New England  Director
                          Standish Mellon Asset Management      Board Manager
                          Company, LLC
                          TBCAM Holdings, LLC                   Director

William Paul Rydell......
  Executive Committee.... The Dreyfus Corporation               Group Manager
  Member, President......
  and CEO................

Patricia Kay Nichols.....
  Executive Committee....
  Member, Executive......
  Vice President and.....
  Chief Operating Officer

   BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, WESTERN ASSET MANAGEMENT COMPANY ("WESTERN ASSET").

   Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91105. Western Asset is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of Western Asset is as follows:

                                             NATURE OF COMPANY
NAME AND POSITION                                  AND/OR
WITH WESTERN ASSET                           PRINCIPAL BUSINESS                      CAPACITY
------------------                  ------------------------------------- -------------------------------
Bruce Daniel Alberts, Chief         --                                    --
Financial Officer

Gregory B. McShea, General          --                                    --
Counsel; Head of Legal & Compliance

James William Hirschmann,           Western Asset Management              Director and Managing Director
Director, President & CEO           Company Limited

Stephen A. Walsh, Deputy Chief      --                                    --
Investment Officer

Gavin L. James, Head of Global      --                                    --
Client Service

Stephen Kenneth Leech,              --                                    --
Chief Investment Officer

Peter L. Bain, Non-Employee         Western Asset Management              Director
Director                            Company Limited
                                    Legg Mason, Inc.                      Senior Executive Vice President
                                    Brandywine Asset Management, LLC      Director
                                    Legg Mason Funds Management, Inc.     Manager
                                    3040692 Nova Scotia Company           Director
                                    Legg Mason Capital Management         Director
                                    Barrett Associates, Inc.              Director
                                    Bartlett & Co.                        Director
                                    Berkshire Asset Management, Inc.      Director
                                    Focus Capital, Inc.                   Director
                                    Legg Mason Real Estate Services, Inc. Director
                                    Legg Mason Funding Corp.              Director
                                    Legg Mason Realty Group, Inc.         Director
                                    Legg Mason Tower, Inc.                Director
                                    PCM Holdings I, Inc.                  Director
                                    PCM Holdings II, Inc.                 Director
                                    Royce & Associates, LLC               Manager

Michael Even, Non-Employee          Legg Mason, Inc.                      Executive Vice President
Director

   BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, WESTERN ASSET MANAGEMENT LIMITED ("WAML").

   Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of WAML is 155 Bishopsgate, London EC2M 3XG. WAML is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of WAML is as follows:

                                NATURE OF COMPANY
NAME AND POSITION                     AND/OR
WITH WAML                       PRINCIPAL BUSINESS                     CAPACITY
-----------------         ------------------------------ -------------------------------------
Alison Moitysee,......... --                             --
Compliance Officer and
Company Secretary

James William Hirschmann, Medical Simulation Corporation Member of the Board of Directors
Managing Director........
and Director

                          Widener College                Treasurer, Chairman and Member of the
                                                         Board of Trustees, Member of the
                                                         Finance & Investment Committee

Peter L. Bain, Director.. Walters Art Museum             Member of the Board of Directors

Edward Albert Taber,..... --                             --
Director

Suzanne Taylor-King,..... --                             --
Finance Officer

Michael Baruch Zelouf,... --                             --
Director and Senior
Executive Officer

   BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, ALLIANCEBERNSTEIN, LP ("ALLIANCEBERNSTEIN").

   Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of AllianceBernstein is 1345 Avenue of the Americas, New York, NY 10105. Alliance is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of AllianceBernstein is as follows:

                                     Position With
Name and Address                 AllianceBernstein L.P.                     Occupation
----------------             ------------------------------- ----------------------------------------
Alliance Capital Management. General Partner                 N/A
Corp. (ACMC)................

Alliance Capital Management. Limited Partner                 N/A
Holding L.P.................

AXA Equitable Life Insurance Limited Partner                 N/A
Company (AELIC).............

Lewis A. Sanders............ Chairman of the Board and Chief Chairman of the Board and Chief
                             Executive Officer               Executive Officer/ Director of ACMC

Roger Hertog................ Vice Chairman and Director      Vice Chairman of ACMC

Benjamin Duke Holloway...... Director                        Consultant, The Continental
                                                             Companies

Dominique Carrel-Billiard... Director                        Senior Vice President, AXA

Henri DeCastries............ Director                        Chairman, Management Board, AXA
                                                             Director, AELIC
                                                             Chairman of the Board, AXA Financial

Denis Duverne............... Director                        Chief Financial Officer, AXA
                                                             Director, AELIC

W. Edwin Jarmain............ Director                        President, Jarmain Group Inc.

Nicolas Moreau.............. Director                        Chief Executive Officer, AXA
                                                             Investment Managers

Lorie A. Slutsky............ Director

Peter J. Tobin.............. Director                        Special Assistant to the President,
                                                             St. John's University

Stanley B. Tulin............ Director                        Vice Chairman & Chief Financial
                                                             Officer, AXA Financial

Christopher M. Condron...... Director                        Director, President & Chief
                                                             Executive Officer, AXA
                                                             Financial
                                                             Chairman and Chief Executive
                                                             Officer, AELIC
                                                             Member of the Management
                                                             Board, AXA

Gerald M. Lieberman......... President, Chief Operating      President and Chief Operating Officer of
                             Officer and Director              ACMC

Lawrence H. Cohen........... Executive Vice President        Executive Vice President of ACMC

Laurence E. Cranch.......... Executive Vice President and    Executive Vice President and
                             General Counsel                 General Counsel of ACMC

Sharon E. Fay............... Executive Vice President        Executive Vice President of ACMC

Marilyn G. Fedak............ Executive Vice President        Executive Vice President of ACMC

Mark R. Gordon.............. Executive Vice President        Executive Vice President of ACMC

Thomas S. Hexner............ Executive Vice President        Executive Vice President of ACMC

Seth J. Masters............. Executive Vice President        Executive Vice President of ACMC

Marc O. Mayer............... Executive Vice President        Executive Vice President of ACMC

Douglas J. Peebles.......... Executive Vice President        Executive Vice President of ACMC

                                 Position With
Name and Address             AllianceBernstein L.P.                 Occupation
----------------         ------------------------------- --------------------------------
Jeffrey S. Phlegar...... Executive Vice President        Executive Vice President of ACMC

James G. Reilly......... Executive Vice President        Executive Vice President of ACMC

Paul C. Rissman......... Executive Vice President        Executive Vice President of ACMC

Lisa A. Shalett......... Executive Vice President        Executive Vice President of ACMC

David A. Steyn.......... Executive Vice President        Executive Vice President of ACMC

Christopher M. Toub..... Executive Vice President        Executive Vice President of ACMC

Robert Henry Joseph, Jr. Senior Vice President and Chief Senior Vice President and Chief
                         Financial Officer               Financial Officer of ACMC

Mark R. Manley.......... Senior Vice President and Chief Senior Vice President and Chief
                         Compliance Officer              Compliance Officer of ACMC

   BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, MAZAMA CAPITAL MANAGEMENT, INC. ("MAZAMA").

   Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years . The principal business address of Mazama is One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258. Mazama is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of Mazama is as follows:

                                         NATURE OF COMPANY
                                               AND/OR
           NAME AND POSITION WITH MAZAMA PRINCIPAL BUSINESS CAPACITY
           ----------------------------- ------------------ --------
              Jill Ronne Collins,
              Senior Vice President/
              Marketing and Client
              Service...................         --            --

              Ronald Adair Sauer,
              Chairman/CEO/Chief
              Investment Officer........         --            --

              Brian Paul Alfrey,
              Director/Executive
              Vice President/COO........         --            --

              Stephen Charles Brink,
              Senior Vice President/
              Director of Research......         --            --

              Helen Degener, Director...         --            --

   BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, NEW STAR INSTITUTIONAL MANAGERS LIMITED ("NEW STAR").

   Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of New Star is 1 Knightsbridge Green, London, England SW1X7NE. New Star is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of New

Star is as follows:

                                              NATURE OF COMPANY
NAME AND                                            AND/OR
POSITION WITH NEW STAR                        PRINCIPAL BUSINESS                             CAPACITY
----------------------    ----------------------------------------------------------- ----------------------
John Duffield,            New Star Asset Management (Bermuda) Limited                 Chairman
Director                  New Star Asset Management Group Limited                     Chairman
                          New Star Investment Funds Limited                           Chairman
                          New Star Asset Management Limited                           Chairman
                          New Star Institutional Managers Holdings Limited            Chairman
                          NSEIT Zeros 2008 PLC                                        Director
                          New Star Enhanced Income Trust PLC                          Director
                          New Star International Investment Products Limited          Chairman
                          New Star Enhanced Income Securities Limited                 Director
                          Korea Liberalisation Fund Limited (In liquidation)          Director
                          Marcham Farms Limited                                       Director
                          Development Finance Corporation Limited                     Director
                          Brint Limited                                               Director
                          Queen Anne's Gate Asset Management Limited                  Director
                          Knightsbridge Asset Management Limited                      Director
                          Tyndall Holdings Limited                                    Director
                          Commerz Asset Management (UK) PLC                           Director
                          Jupiter International Group PLC                             Director
                          Canynge Nominees Limited                                    Director
                          Jupiter Administration Services Limited                     Director
                          Tyndall Group Limited                                       Director
                          Jupiter Unit Trust Managers Limited                         Director
                          Jupiter Asset Management Limited                            Director
                          North American Gas Investment Trust PLC (In liquidation)    Director
                          Taiwan Investment Trust Securities Limited (In liquidation) Director
                          Taiwan Investment Trust PLC                                 Director
                          China Investment Trust PLC (In liquidation)                 Director
                          KLF Securities Limited (In liquidation)                     Director
                          The River Plate and General Investment Trust PLC (In        Director
                          liquidation)
                          Jupiter Extra Income Securities Limited                     Director

Deborah Weekes,           New Star Administration Services Limited                    Director and Secretary
Director and              Worldinvest Management Ltd.                                 Secretary
Secretary                 New Star Institutional Managers Holdings Limited            Secretary
                          New Star Nominees (2) Limited                               Secretary

Rupert Ruvigny,           New Star Asset Management Group Limited                     Director and Secretary
Director                  New Star Asset Management Limited                           Director and Secretary
                          Worldinvest Management Ltd.                                 Director
                          New Star Institutional Managers Holdings Limited            Director
                          New Star Investment Funds Limited                           Director and Secret
                          New Star Administration Services Limited                    Director

Howard Covington,         New Star Investment Funds Limited                           Director and Secretary
Director                  New Star Asset Management Limited                           Director and Secretary
                          Worldinvest Management Ltd.                                 Director
                          New Star Institutional Managers Limited                     Director
                          New Star Institutional Managers Holdings Limited            Director
                          New Star International Investment Products Limited          Alternate Director
                          New Star Administration Services Limited                    Director and Secret
                          CIFT Limited                                                Director

Christine Barnes Sanders, Constantia Consulting (UK) Limited                          Director
Director

  Mark Beale,       New Star Institutional Managers Holdings Limited Director
  Director          Worldinvest Management Ltd.                      Director
                    New Star Asset Management Limited                Director

  Richard Lewis,    Worldinvest Management Ltd.                      Director
  Director          69 Church Road Flats Management Limited          Director

  Keith Brown,      Worldinvest Management Ltd.                      Director
  Director          New Star Institutional Managers Holdings Limited Director
                    New Star Administration Services Limited         Chairman
                    New Star Nominees (2) Limited                    Director
                    Conel Services Limited                           Director
                    Union Fund Management Limited                    Director

  Anna Kirk,        New Star Institutional Managers Holdings Limited Director
  Director          New Star Administration Services Limited         Director
                    Eyescan CCTV Limited                             Director

  Ian Beattie,      --                                               --
  Director

  Timothy Bray,     --                                               --
  Director

  Michelle Sanders, --                                               --
  Director

   BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, THE BOSTON COMPANY ASSET MANAGEMENT, LLC ("BOSTON COMPANY").

   Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of the Boston Company is One Boston Place, Boston, Massachusetts 02108. The Boston Company is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of the Boston Company is as follows:

                                            NATURE OF COMPANY
NAME AND POSITION                                 AND/OR
WITH THE BOSTON COMPANY                     PRINCIPAL BUSINESS                    CAPACITY
-----------------------        -------------------------------------------- ---------------------
Corey Griffin, Chairman, Chief Mellon Trust of New England, N.A             Senior Vice President
Executive Officer

                               TBC General Partners, LLC                    Director, President

Patrick Sheppard,              Mellon Global Alternative                    Director
President, Chief Operating     Investments Funds, LLC
Officer, Director of Manager

                               Mellon HBV Advisors LLC                      Director

                               Mellon HBV Alternative Strategies, LLC       Chairman

                               Mellon HBV Alternative Strategies UK Limited Chairman

                               Mellon HBV Company LTD                       Director

                               Mellon HBV II LLC                            Director

                             Mellon Institutional Funds            CEO, Trustee (Chairman)
                             Investment Trust

                             Mellon Institutional Funds            CEO, Trustee (Chairman)
                             Master Portfolio

                             Mellon Optima L/S Strategy            Director (Chairman), CEO
                             Fund, LLC

                             TBC General Partners, LLC             Director, COO

                             TBCAM Holdings, LLC                   Director

                             EACM Advisors, LLC                    Director

Ronald O'Hanley, Chairman of Franklin Portfolio Holdings, LLC      Director
the Board
                             Mellon Bank, N.A.                     Director

                             Mellon Capital Management Corporation Director

                             Mellon Equity Associates, LLP         Director

                             Mellon Financial Corporation          Vice Chairman

                             Mellon Institutional Asset Management President

                             Mellon Trust of New England, N.A.     Director

                             Newton Asset Management               Director

                             Pareto Investment Management Limited  Director

                             Standish Mellon Asset                 Director
                             Management Company, LLC

                             EACM Advisors, LLC                    Board of Managers

                             TBCAM Holdings, LLC                   Director

                             Fixed Income (MA) Trust               Trustee

                             Fixed Income (DE) Trust               Trustee

                             The Dreyfus Corporation               Vice Chairman, Director

Stephen Canter,              Dreyfus Corporation                   Chairman of the Board and
Director of Manager                                                CEO, COO, Director

                             Dreyfus Trust Company                 Director, Chairman,
                                                                   President, CEO

                             Newton Management Limited             Director

                             Franklin Portfolio Holdings, LLC      Director

                             TBCAM Holdings, LLC                   Director

                             Mellon Capital Management Corp.       Director

                             Mellon Financial Corp                 Vice Chairman, Director

                             Mellon Equity Associates, LLP         Executive Committee
                                                                   Member

                             Founders Asset Management LLC         Member, Board of
                                                                   Managers

                             Mellon Bank, N.A.                     Vice Chairman

                             Standish Mellon Asset                 Member, Director,
                             Management Company LLC                Manager

John Nagoniak, Director of Manager AIMR Research Foundation              Trustee

                                   Boston Security Analyst Society, Inc  Director

                                   Boston Security Analyst Society, Inc  President

                                   Foxstone Financial, Inc               President - Director

                                   Franklin Portfolio Associates Trust   Chairman - Trustee

                                   Franklin Portfolio Holdings, Inc.     President - Director

                                   Franklin Portfolio Holdings, LLC      Chairman, Director

                                   Life Harbor Investments, Inc          Director

                                   Life Harbor, Inc                      Director

                                   Mellon Capital Management             Director
                                   Corporation

                                   Mellon Equity Associates, LLP         Executive Committee
                                                                         Member

                                   Mellon HBV Advisors LLC               Manager

                                   Mellon HBV Alternative Strategies     Manager
                                   Holdings LLC

                                   Mellon HBV Alternative                Manager
                                   Strategies LLC

                                   Mellon HBV Company Limited            Director

                                   Mellon HBVII LLC                      Manager

                                   MIT Investment Corporation            Director

                                   Newton Management Limited             Director

                                   Pareto U.S. High Yield Fixed          Management Board
                                   Income Fund, LLC                      Member

                                   Pareto Investment Management Limited  Director

                                   Princeton Association of New England  Director

                                   Standish Mellon Asset                 Board Manager
                                   Management Company, LLC

                                   TBCAM Holdings, LLC                   Director

Edward Ladd, Director of Manager   TBCAM Holdings, LLC                   Manager

                                   Standish Mellon Asset                 Manager
                                   Management Company, LLC

Scott E. Wennerholm,               Mellon Capital Management Corporation Director
Director of Manager

                                   Mellon Equity Associates, LLP         Director

                                   Newton Management Limited             Director

                                   Standish Mellon Asset                 Director
                                   Management Company, LLC

                                   TBCAM Holdings, LLC                   Director

                                   Franklin Portfolio Holdings, LLC      Director

                                   EACM Advisors, LLC                    Director

ITEM 27. Principal Underwriters

   (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of March 31, 2006:

          GuideStone Funds
          AFBA 5 Star Funds, Inc.
          Atlantic Whitehall Funds Trust
          CRM Mutual Fund Trust
          Highland Floating Rate Fund
          Highland Floating Rate Advantage Fund
          Harris Insight Funds Trust
          Kalmar Pooled Investment Trust
          Matthews Asian Funds
          Metropolitan West Funds
          The RBB Fund, Inc.
          RS Investment Trust
          Stratton Growth Fund, Inc.
          Stratton Monthly Dividend REIT Shares, Inc.
          The Stratton Funds, Inc.
          Van Wagoner Funds
          Wilshire Mutual Funds, Inc.

      Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

             BlackRock Provident Institutional Funds
             BlackRock Funds
             International Dollar Reserve Fund I, Ltd.
             BlackRock Bond Allocation Target Shares

      Distributed by MGI Funds Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

          MGI Funds

      Distributed by Northern Funds Distributors, LLC, a wholly owned subsidiary of PFPC Distributors, Inc.:

          Northern Funds
          Northern Institutional Funds

      Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

          ABN AMRO Funds

   PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406

   (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

Name                 Positions and Offices With Underwriter  Positions and Offices with Registrant
----                 --------------------------------------- -------------------------------------
Brian Burns          Chairman, Chief Executive Officer,
                     Director and President                                  None
Michael Denofrio     Director                                                None
Nicholas Marsini     Director                                                None
Rita G. Adler        Chief Compliance Officer &
                     Anti-Money Laundering Officer                           None
Christine A. Ritch   Chief Legal Officer,
                     Assistant Secretary and Assistant Clerk                 None
Steven B. Sunnerberg Secretary and Clerk                                     None
Julie Bartos         Assistant Secretary and Assistant Clerk                 None
Bradley A. Stearns   Assistant Secretary and Assistant Clerk                 None
Amy Brennan          Assistant Secretary and Assistant Clerk                 None
Craig Stokarski      Treasurer and Financial &
                     Operations Principal,
                     Chief Financial Officer                                 None
Maria Schaffer       Controller and Assistant Treasurer                      None
Bruno Di Stefano     Vice President                                          None
Susan K. Moscaritolo Vice President                                          None

   (c) Not applicable.

ITEM 28. Location of Accounts and Records


All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained (i) at the offices of the Registrant; (ii) at the offices of Registrant's administrator, PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406; at the offices of Registrant's principal underwriter, PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406;
(iv) at the offices of Registrant's investment adviser or subadvisers, Wilshire Associates, Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401-1085; Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109; BlackRock Financial Management Inc., 40 East 52nd Street, New York, NY 10022; Western Asset Management Company, 385 E. Colorado Blvd., Pasadena, California 91105; Western Asset Management Limited, 155 Bishopsgate, London EC2M 3XG England; AllianceBernstein, L.P., 1345 Avenue of the Americas, New York, New York 10105; Mellon Equity Associates, LLP, 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258; Mazama Capital Management, Inc., One Southwest Columbia, Suite 1500, Portland, OR 97258; New Star Institutional Managers Limited, 1 Knightsbridge Green, London, England SW1X7NE; and The Boston Company Asset Management, LLC, One Boston Place, Boston, Massachusetts 02108; or (v) at the offices of Registrant's custodian, PFPC Trust Company, 8800 Tinicum Boulevard, 3/rd/ Floor, Philadelphia, PA 19153.


ITEM 29. Management Services

   Not applicable.

ITEM 30. Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, and State of California, on the 28th day of April, 2006.

                                              WILSHIRE VARIABLE INSURANCE TRUST.

                                              By: /s/ LAWRENCE E. DAVANZO
                                                  ------------------------------
                                                  Lawrence E. Davanzo, President

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to the registration statement has been signed below the following persons in the capacities indicated.

 Signature                              Title
 ---------                              -------------------------------------
 /s/ LAWRENCE E. DAVANZO                President (Principal Executive
 -------------------------------------    Officer) and
 Lawrence E. Davanzo................... Trustee

 /s/ SCOTT BOROCZI                      Treasurer (Principal Financial and
 -------------------------------------
 Scott Boroczi......................... Accounting Officer)

 /s/ DEWITT F. BOWMAN*                  Trustee
 -------------------------------------
 DeWitt F. Bowman......................

 /s/ ROGER A. FORMISANO*                Trustee
 -------------------------------------
 Roger A. Formisano....................

 /s/ CYNTHIA A. HARGADON*               Trustee
 -------------------------------------
 Cynthia A. Hargadon...................

 /s/ RICHARD A. HOLT*                   Trustee
 -------------------------------------
 Richard A. Holt.......................

 /s/ HARRIET A. RUSSELL*                Trustee
 -------------------------------------
 Harriet A. Russell....................

 /s/ GEORGE J. ZOCK*                    Trustee
 -------------------------------------
 George J. Zock........................
--------
*  Lawrence E. Davanzo signs this document pursuant to powers of attorney.

By: /s/ LAWRENCE E. DAVANZO
    -------------------------
    Lawrence E. Davanzo,
    Attorney-in-Fact

                                 EXHIBIT INDEX


Item     Exhibit
----     ---------------------------------------------------------------------------------------------------------
(d)(i).. Form of Investment Advisory Agreement with Wilshire Associates Incorporated for the Target Maturity Funds

(h)(iv). Expense Limitation Agreement for Target Maturity Funds

(i)..... Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C.

(j)..... Consent of PricewaterhouseCoopers, LLP

(m)(ii). Distribution Plan for Target Maturity Funds